Semiannual Report
                                December 31, 2002






                                 [Logo Omitted]




Invest wisely

                            THE MONTGOMERY FUNDS(SM)


                                                                  [Logo Omitted]

Dear Valued Shareholder,

It's been an exciting year at The Montgomery Funds with announcements by Wells Fargo Funds and Gartmore Funds to acquire parts of Montgomery's institutional and retail investment management business. Pending shareholder approval, these transactions are scheduled to be completed within the coming months. Both Wells Fargo and Gartmore are experienced investment managers. Wells Fargo is a diversified financial services company with $349 billion in assets (as of December 31, 2002). Gartmore, together with its affiliated advisers, collectively manages approximately $72 billion in institutional and mutual fund assets. Each company provides significant infrastructure in support of mutual fund investing and share with Montgomery a common commitment to excellence on behalf of shareholders. Montgomery's Board of Trustees, after appropriate due diligence, has unanimously agreed to these proposed changes.

We are working closely with Wells Fargo and Gartmore to ensure a smooth transition, and we are confident in their dedication to providing outstanding customer service. It has been the sincere pleasure of all of us at Montgomery to serve you over the years. Thank you for your support of The Montgomery Funds. We wish you continued investing success in the future.

Sincerely,


/s/ F. Scott Tuck
----------------------------------
F. Scott Tuck
Chairman & Chief Executive Officer

                                                               TABLE OF CONTENTS
                                ------------------------------------------------
                                Semiannual Report--December 31, 2002 (Unaudited)

Effective October 31, 2002, Class R shares of the Montgomery Global Long-Short Fund were issued in exchange for Class ML shares.

Effective December 30, 2002, the Montgomery Mid Cap Focus Fund and the Montgomery U.S. Focus Fund were liquidated.

Effective December 30, 2002, Classes A, B and C of the Montgomery Government Money Market Fund were liquidated.


--------------------------------------------------------------------------------
                            C  O  N  T  E  N  T  S
--------------------------------------------------------------------------------
STOCK AND BOND MARKET OVERVIEW ............................................    2
PERFORMANCE SUMMARY .......................................................    3

PORTFOLIO HIGHLIGHTS AND INVESTMENTS

MONTGOMERY U.S. EQUITY FUNDS
--------------------------------------------------------------------------------
Growth Fund (MNGFX) .......................................................    4
Mid Cap Fund (MNMCX) ......................................................    7
Small Cap Fund (MNSCX) ....................................................   10

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
--------------------------------------------------------------------------------
International Growth Fund (MNIGX) .........................................   13
Global Opportunities Fund (MNGOX) .........................................   16
Global Focus Fund (MNSFX) .................................................   19
Global Long-Short Fund (MNGLX) ............................................   21
Global Tech, Telecom and Media Fund (MNGCX) ...............................   26
Emerging Markets Fund (MNEMX) .............................................   29
Emerging Markets Focus Fund (MNEFX) .......................................   32

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Total Return Bond Fund (MNTRX) ............................................   34
Short Duration Government Bond Fund (MNSGX) ...............................   38
Government Money Market Fund (MNGXX) ......................................   41
Endnotes and Abbreviations ................................................   43

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statements of Assets and Liabilities ......................................   44
Statements of Operations ..................................................   48
Statements of Changes in Net Assets .......................................   52
Statements of Cash Flows ..................................................   56
Financial Highlights ......................................................   58
Endnotes to Financial Highlights ..........................................   66
Notes to Financial Statements .............................................   67
Information on Trustees and Officers ......................................   76

Tickers shown are for Class R shares.

STOCK AND BOND MARKET OVERVIEW

U.S. STOCK MARKET REVIEW

The second half of 2002 continued to be a challenge for the equity markets, though final returns for major indices seem moderate given the volatility throughout the period. The S&P 500 Index returned -10.29%, while the Nasdaq Composite returned -7.85%. The third quarter was one of the most difficult for equity markets in recent memory. Early in the quarter, market participants feared a potential terrorist incident around the Fourth of July holiday, and when nothing transpired the markets rallied sharply on July 5. The downturn quickly resumed, however, and record outflows occurred during the quarter. We believe that the central reason for the decline was growing uncertainty over corporate earnings. The releases during the third quarter painted a picture of a slowing economy; and although consumer activity remained healthy in such areas as auto and home sales, investors worried that the current strength could not be sustained.

                              [GRAPHIC OMITTED]

S&P 500 Index Performance

July                         911.62
August                       916.07
September                    815.28
October                      885.76
November                     936.31
December                     879.82

Favorable economic data in the fourth quarter allowed the markets to rebound, however. The combination of the Republican congressional victory and an interest rate cut from and the Federal Reserve Board led investors to believe that monetary and fiscal policy would expand the economy in the year ahead. This optimism dissipated in December, and all of the indices posted significant losses for the month. As the days in December passed, investors became concerned that consumer spending for the holiday season was slowing significantly, and these fears led to a general belief that the economy was decelerating. Additionally, international tensions rose as investors anticipated a potential war with Iraq, and, later in the month, as the situation with North Korea worsened.

BOND MARKET REVIEW

Bonds, on the other hand, continued to enjoy strong performance. The Lehman Brothers Aggregate Bond Index returned 6.22% during the period, a time when short-term interest rates fell dramatically, pushed lower by aggressive Fed monetary policy. Interest rates also fell sharply in the latter stages of 2002 because many investors sought the safety and liquidity of bonds due to uncertainty about a potential war with Iraq and fears of a "double-dip" recession.

                          [GRAPHIC OMITTED]

U.S. Treasury 30-Year Bond Yield

July                  5.302
August                4.926
September             4.669
October               4.987
November              5.036
December              4.779

The combination of a reasonably solvent consumer, a declining dollar, razor-thin inventories, continued high productivity and pent-up demand for capital goods--all made for a solid backdrop. In addition, the Bush administration, working with the new Republican majority in Congress, made some market participants feel that a fiscal stimulus in the form of tax cuts and additional federal spending is on the horizon. Investors waited for conditions to improve and kept a significant amount of cash in money market funds during the period. This trend could benefit the economy going forward.

GLOBAL EQUITIES REVIEW

The past six months were difficult for international equities as well. The markets declined in the third quarter, and most geographical regions and sectors were affected. Continuing corporate mistrust and escalating anxiety regarding a potential war with Iraq were two major factors contributing to poor market performance. In addition, liquidity problems were sometimes created during the quarter, as some companies were hurt by the assumption that they carried too much debt and could not repay their loans. In this uncertain environment, the market was unforgiving.

During the fourth quarter, however, an easing of political tensions, generally oversold conditions in many developed equity markets and a cut in interest rates in the United States and Europe--all helped markets rebound sharply. Stocks enjoyed broad-based gains during the first two months of the quarter, but the risk of war with Iraq and concerns over the continued strength of the consumer dampened returns in December. One exception was Japan, where markets again declined to multi-year lows after government backtracking on banking reforms hurt that country's fragile confidence.

Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                                                                            PERFORMANCE SUMMARY
                                                                                -------------------------------------------
                                                                                Average Annual Total Returns as of 12/31/02

                                                      Inception        One      Three          Five      Ten        Since
Fund Name (Fund Number)                                  Date         Year      Years         Years     Years      Inception
MONTGOMERY U.S. EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
Growth Fund  (284)*                                    9/30/93        (26.71)%  (19.27)%       (8.32)%   N/A        5.97%
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund (294)*                                   12/30/94        (28.55)%  (14.60)%       (4.39)%   N/A        5.68
----------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)*                                  7/13/90        (29.51)%  (22.75)%       (7.94)%   3.93%      8.69%
----------------------------------------------------------------------------------------------------------------------------
MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)*                        7/3/95        (20.11)%  (25.94)%       (7.97)%   N/A       (0.27)%
----------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)*                       9/30/93        (28.82)%  (30.66)%       (6.96)%   N/A        1.83%
----------------------------------------------------------------------------------------------------------------------------
Global Focus Fund (295)*                               10/2/95        (31.06)%  (31.43)%      (12.52)%   N/A       (1.09)%
----------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)*                        12/31/97        (16.68)%  (21.06)%       12.14%    N/A       12.14%
----------------------------------------------------------------------------------------------------------------------------
Global Tech, Telecom and Media Fund (280)*              6/1/93        (30.75)%  (36.53)%       (4.17)%   N/A        3.42%
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                            3/1/92         (8.90)%  (15.41)%       (9.43)%  (1.24)%    (1.12)%
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*                   12/31/97         (5.28)%   (8.96)%        5.87%    N/A        5.87%
----------------------------------------------------------------------------------------------------------------------------
MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)*                          6/30/97         10.20%    10.31%         7.73%    N/A        8.22%
----------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)*            12/18/92          6.28%     7.40%         6.41%    6.41%      6.43%
----------------------------------------------------------------------------------------------------------------------------
                                                                      One-Day   Seven-Day
As of 12/31/02                                                         Yield      Yield        One Year  Five Years
----------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)*                    9/14/92          0.90%     0.95%         1.32%    4.25%      4.33%
----------------------------------------------------------------------------------------------------------------------------

*Returns reflect a partial waiver of fees without which the total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares, which would reduce performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Montgomery Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate. Recent returns for the bond Funds reflect economic conditions, which may not be duplicated in the future. Additionally, certain equity Funds benefited from participating in IPOs, which were more available during the more favorable market conditions from 1998 through 2000. Investors should not expect that this performance will be achieved consistently.

Some Funds may not be appropriate for certain types of investors because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results.

The Montgomery Global Long-Short Fund and the Montgomery Emerging Markets Focus Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

There are also risks associated with investing in Funds that invest in foreign securities, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Funds that invest in small-cap or mid-cap stocks may be subject to greater volatility than those that invest in large companies.






Call (800) 572-FUND [3863] / visit montgomeryfunds.com

   MONTGOMERY GROWTH FUND / MNGFX
-----------------------------------

ANDREW PRATT, CFA .....  Portfolio Manager

      AVERAGE ANNUAL TOTAL RETURNS
    (for the period ended 12/31/02)

             GROWTH FUND
Since inception (9/30/93)....   5.97%
One year..................... (26.71)%
Five years...................  (8.32)%

S&P 500 INDEX / RUSSELL 1000 GROWTH INDEX
Since 9/30/93....   9.27%   /   7.37%
One year......... (22.09)%  / (27.88)%
Five years.......  (0.58)%  /  (3.84)%


[Graphic Omitted]

                                July      August    September   October   November   December
Montgomery Growth Fund         $17,876    $17,836    $16,031    $17,487    $18,340    $17,099
S & P 500 Index                $23,336    $23,489    $20,939    $22,780    $24,121    $22,704
Russell 1000 Growth Index      $20,049    $20,109    $18,023    $19,676    $20,745    $19,312
Lipper Growth Funds Average    $21,630    $21,731    $19,506    $21,053    $22,078    $20,809

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Russell 1000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. This index is an appropriate comparison to the Fund because of the Fund's large-capitalization, growth-oriented strategy.

(3) The Lipper Growth Funds Average universe consists of 332 funds. You cannot invest directly in an index.


Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

                 TOP TEN HOLDINGS
       (as a percentage of total net assets)

Microsoft Corporation.........................  3.9%
Pfizer, Inc. .................................  3.2%
American International Group, Inc. ...........  2.9%
Wal-Mart Stores, Inc. ........................  2.8%
General Electric Company......................  2.7%
Citigroup, Inc. ..............................  2.6%
Bank of America Corporation...................  2.6%
Exxon Mobil Corporation.......................  2.5%
Cisco Systems, Inc. ..........................  2.0%
International Business Machines Corporation...  2.0%

               TOP FIVE INDUSTRIES
      (as a percentage of total net assets)

Pharmaceuticals: Major........................  9.4%
Package Software..............................  5.3%
Industrial Conglomerates......................  5.2%
Financial Conglomerates.......................  5.2%
Household/Personal Care.......................  3.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund trailed the S&P 500 Index, returning -11.63%, versus -10.29% for the benchmark. During the period we concentrated on stocks that met our bottom-up process criteria and, in the fourth quarter, were rewarded with strong performance. This helped offset losses we experienced in October, when the market revisited the multi-year lows of July. The market's acitivity was largely a reflection of unreachable expectations for a profit recovery set in late 2001. As 2002 progressed it became clear to investors that profit expectations were too high, and they sold stocks in anticipation of further downward adjustments in earnings expectations.

Q: WHAT ARE EXAMPLES OF HOLDINGS THAT PERFORMED POORLY?

A: Longtime Fund holding Best Buy underperformed for the period, as the company announced that it was revising earnings expectations downward. We believe that Best Buy has formulated a solid plan for rebuilding, however, and it continues to have a strong management team. In addition, the stock is cheap at the moment, so we retain a position going into 2003. Another holding that disappointed was Raytheon, a defense company. Raytheon had a nice run-up early in the period due to the possibility of war with Iraq and the general feeling that defense spending in the United States would increase. As the period progressed, however, it seemed like the country could avert war, and Raytheon suffered as a result.

Q: WHAT IS A HOLDING THAT PERFORMED PARTICULARLY WELL?

A: Companies that were considered more risky in recent months actually fared better than some of their safer counterparts, as valuations were reduced to the point where holdings again became attractive to investors. After suffering and struggling with its strategy for the past two years, Fund holding Gap was a turn around story during the period. In the spring Gap announced that longtime leader Mickey Drexler was stepping down and that its new fall product line emphasized a "back to basics" approach. Both were beneficial changes for the company, and it enjoyed positive performance to close out the year.

Q: WHAT IS YOUR OUTLOOK?

A: The Bush administration is currently proposing a fiscal stimulus program that would, among other things, cut taxes and eliminate the double taxation of dividends, so U.S. consumers could benefit from lower interest rates and higher disposable incomes heading into 2003. If corporations regain their confidence in the longevity of the current economic expansion, they may decide to spend again. This would help the economic sectors selling capital goods and enhance consumer confidence by allowing job growth to resume on a sustained basis. All of this bodes well for the stock markets. The Fund is positioned to benefit from improved capital spending going forward.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                                  MNGFX / MONTGOMERY GROWTH FUND
                            ----------------------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                       Value (Note 1)
COMMON STOCKS - 97.8%

AEROSPACE/DEFENSE - 2.8%
  29,500     Boeing Company (The) ...........................    $   973,205
  13,200     General Dynamics Corporation....................      1,047,684
  52,000     Raytheon Company ...............................      1,599,000
                                                                   ---------
                                                                   3,619,889
AIRLINES - 1.0%
  94,800     Southwest Airlines Company .....................      1,317,720

ALUMINUM - 0.7%
  40,900     Alcoa, Inc. ....................................        931,702

APPAREL/FOOTWEAR RETAIL - 1.1%
  90,300     Gap, Inc. (The) ................................      1,401,456

BEVERAGES: ALCOHOLIC - 1.0%
  27,600     Anheuser-Busch Companies, Inc. .................      1,335,840

BEVERAGES: NON-ALCOHOLIC - 3.0%
  39,300     Coca-Cola Company (The) ........................      1,722,126
  50,800     PepsiCo, Inc. ..................................      2,144,776
                                                                   ---------
                                                                   3,866,902

BIOTECHNOLOGY - 1.2%
  33,100     Amgen, Inc.+ ...................................      1,600,716

CABLE/SATELLITE TELEVISION - 0.6%
  31,994     Comcast Corporation, Class A+ ..................        754,738

CHEMICALS: MAJOR DIVERSIFIED - 1.0%
  41,400     Rohm & Haas Company ............................      1,344,672

COMPUTER COMMUNICATIONS - 2.0%
  202,600    Cisco Systems, Inc.+ ...........................      2,653,047

COMPUTER PROCESSING HARDWARE - 2.4%
  52,200     Dell Computer Corporation+ .....................      1,397,655
  99,400     Hewlett-Packard Company ........................      1,725,584
                                                                   ---------
                                                                   3,123,239

DATA PROCESSING SERVICES - 1.9%
  37,400     Automatic Data Processing, Inc. ................      1,467,950
  29,600     First Data Corporation .........................      1,048,136
                                                                   ---------
                                                                   2,516,086

DEPARTMENT STORES - 1.1%
  25,400     Kohl's Corporation+ ............................      1,421,130

DISCOUNT STORES - 3.6%
  33,700     Costco Wholesale Corporation+ ..................        947,138
  73,200     Wal-Mart Stores, Inc. ..........................      3,697,332
                                                                   ---------
                                                                   4,644,470

DRUG STORE CHAINS - 1.0%
  45,000     Walgreen Company ...............................      1,313,550

ELECTRIC UTILITIES - 1.1%
  16,300     Energy Corporation .............................        743,117
  26,800     Southern Company (The) .........................        760,852
                                                                   ---------
                                                                   1,503,969

ELECTRICAL PRODUCTS - 1.3%
  34,600     Emerson Electric Company .......................      1,759,410

ELECTRONIC PRODUCTION EQUIPMENT - 0.9%
  92,600     Applied Materials, Inc.+ .......................      1,207,041

ELECTRONICS/APPLIANCE STORES - 1.0%
  55,200     Best Buy Company, Inc.+ ........................      1,333,080

FINANCE/RENTAL/LEASING - 2.6%
  32,900     Freddie Mac ....................................      1,942,745
  75,100     MBNA Corporation ...............................      1,428,402
                                                                   ---------
                                                                   3,371,147

FINANCIAL CONGLOMERATES - 5.2%
  48,000     American Express Company .......................      1,696,800
  97,166     Citigroup, Inc. ................................      3,419,272
  67,800     J.P. Morgan Chase & Company ....................      1,627,200
                                                                   ---------
                                                                   6,743,272

HOME IMPROVEMENT CHAINS - 1.0%
  35,900     Lowe's Companies, Inc. .........................      1,346,250

HOSPITAL/NURSING MANAGEMENT - 1.3%
  41,600     HCA, Inc. ......................................      1,726,400

HOUSEHOLD/PERSONAL CARE - 3.9%
  36,800     Avon Products, Inc. ............................      1,982,416
  45,700     Estee Lauder Companies, Inc. (The), Class A ....      1,206,480
  22,900     Procter & Gamble Company (The) .................      1,968,026
                                                                   ---------
                                                                   5,156,922

INDUSTRIAL CONGLOMERATES - 5.2%
  16,300     3M Company .....................................      2,009,790
 143,700     General Electric Company .......................      3,499,095
  79,600     Tyco International Ltd. ........................      1,359,568
                                                                   ---------
                                                                   6,868,453
INSURANCE BROKERS/SERVICES - 1.0%
  28,700     Marsh & McLennan Companies, Inc. ...............      1,326,227

INFORMATION TECHNOLOGY SERVICES - 2.0%
  33,300     International Business Machines
             Corporation.....................................      2,580,750

INTEGRATED OIL - 2.5%
  93,200     Exxon Mobil Corporation ........................      3,256,408

INVESTMENT BANKS/BROKERS - 2.7%
  119,200    Charles Schwab Corporation (The) ...............      1,293,320
   15,500    Goldman Sachs Group, Inc. (The) ................      1,055,550
   22,500    Lehman Brothers Holdings, Inc. .................      1,199,025
                                                                   ---------
                                                                   3,547,895

MAJOR BANKS - 2.6%
  48,400     Bank of America Corporation ....................      3,367,188

MAJOR TELECOMMUNICATIONS - 3.4%
  19,780     AT&T Corporation ...............................        516,456
  76,200     SBC Communications, Inc. .......................      2,065,782
  48,800     Verizon Communications, Inc. ...................      1,891,000
                                                                   ---------
                                                                   4,473,238

MANAGED HEALTH CARE - 2.3%
  21,500     Anthem, Inc.+ ..................................      1,352,350
  66,900     First Health Group Corporation +................      1,629,349
                                                                   ---------
                                                                   2,981,699

MEDIA CONGLOMERATES - 1.8%
  58,700     Viacom, Inc., Class B+ .........................      2,392,612

MEDICAL SPECIALTIES - 1.9%
  53,300     Medtronics, Inc. ...............................      2,430,480

MULTI-LINE INSURANCE - 2.9%
  64,750     American International Group, Inc. .............      3,745,787

OIL & GAS PRODUCTION - 1.8%
  22,910     Anadarko Petroleum Corporation .................      1,097,389



The accompanying notes are an integral part of these financial statements.

MONTGOMERY GROWTH FUND / MNGFX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                    Value (Note 1)

COMMON STOCKS - CONTINUED

OIL & GAS PRODUCTION - CONTINUED
  31,900            EOG Resources, Inc. ................  $  1,273,448
                                                          ------------
                                                             2,370,837
OILFIELD SERVICES/EQUIPMENT - 1.2%
   48,300           Baker Hughes, Inc. .................     1,554,777

OTHER CONSUMER SERVICES - 1.6%
   30,300           eBay, Inc.+.........................     2,055,401

PACKAGE SOFTWARE - 5.3%
   99,300           Microsoft Corporation+..............     5,135,796
  164,400           Oracle Corporation+.................     1,777,164
                                                          ------------
                                                             6,912,960
PHARMACEUTICALS: MAJOR - 9.4%
  47,600            Abbott Laboratories.................     1,904,000
  24,300            Eli Lilly & Company.................     1,543,050
  46,300            Johnson & Johnson...................     2,486,773
  38,400            Merck & Company, Inc. ..............     2,173,824
 136,800            Pfizer, Inc. .......................     4,181,976
                                                          ------------
                                                            12,289,623
PHARMACEUTICALS: OTHER - 1.1%
  24,600            Allergan, Inc. .....................     1,417,452

PUBLISHING: NEWSPAPERS - 1.3%
  37,800            New York Times Company (The), Class A    1,728,594

SAVINGS BANKS - 1.7%
  31,700            Golden West Financial Corporation...     2,276,377

SEMICONDUCTORS - 2.8%
 145,600            Intel Corporation...................     2,267,720
  90,100            Texas Instruments, Inc. ............     1,352,401
                                                          ------------
                                                             3,620,121
TELECOMMUNICATIONS EQUIPMENT - 0.6%
 147,100            CIENA Corporation+..................       753,888

TOTAL COMMON STOCKS
(Cost $134,410,539).....................................   127,943,415
                                                          ------------
TOTAL SECURITIES
(Cost $134,410,539).....................................   127,943,415
                                                          ------------
Principal Amount

REPURCHASE AGREEMENT - 1.2%
$1,603,000        Merrill Lynch Securities, Inc.^
                  1.26% dated 12/31/02, due 1/2/03
                  (Cost $1,603,000).....................     1,603,000
                                                          ------------
TOTAL INVESTMENTS - 99.0%
(Cost $136,013,539).....................................   129,546,415

OTHER ASSETS AND LIABILITIES - 1.0%
(Net)...................................................     1,267,765
                                                          ------------

NET ASSETS - 100.0%.....................................  $130,814,180
                                                          ============

Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                                                 MNMCX / MONTGOMERY MID CAP FUND
                                                 -------------------------------

STUART ROBERTS ......................................  Senior Portfolio Manager
JEROME C. PHILPOTT, CFA ....................................  Portfolio Manager

               AVERAGE ANNUAL TOTAL RETURNS
             (for the period ended 12/31/02)

                       MID CAP FUND

Since inception (12/30/94) .....................   5.68%
One year ....................................... (28.55)%
Five years .....................................  (4.39)%

       RUSSELL 2000 INDEX / RUSSELL MIDCAP GROWTH INDEX

Since 12/30/94 .................................   6.94% /  7.32%
One year ....................................... (20.48)%/(27.41)%
Five years .....................................  (1.36)%/ (1.82)%

                             [Graphic Omitted]

Montgomery Mid Cap Fund

July                 $16,381
August               $16,458
September            $15,498
October              $16,036
November             $16,727
December             $15,556

Russell 2000 Index

July             $17,399
August           $17,355
September        $16,108
October          $16,625
November         $18,108
December         $17,100
              ---------------

Russell Midcap Growth Index

July             $17,570
August           $17,509
September        $16,117
October          $17,366
November         $18,725
December         $17,594
              ---------------

Lipper Small Cap Funds Average

July                 $18,584
August               $18,387
September            $17,149
October              $18,045
November             $19,053
December             $17,836

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2) The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

(3) The Lipper Small Cap Funds Average universe consists of 253 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                     TOP TEN HOLDINGS
            (as a percentage of total net assets)

Radian Group, Inc. ............................. 4.6%
Devon Energy Corporation ....................... 3.1%
Health Net, Inc. ............................... 3.0%
Apollo Group, Inc., Class A .................... 3.0%
Lamar Advertising Company ...................... 3.0%
Rent-A-Center, Inc. ............................ 2.9%
W.W. Grainger, Inc. ............................ 2.9%
Yahoo!, Inc. ................................... 2.7%
TCF Financial Corporation ...................... 2.6%
Michaels Stores, Inc. .......................... 2.6%

                    TOP FIVE INDUSTRIES
            (as a percentage of total net assets)

Other Consumer Services ........................ 7.8%
Specialty Stores ............................... 7.1%
Internet Software Services ..................... 5.9%
Semiconductors ................................. 5.5%
Biotechnology .................................. 5.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in mid-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund underperformed the Russell Midcap Growth Index, returning -16.31%, versus -9.59% for the benchmark. The third quarter marked one of the most difficult quarters for equity markets in recent memory, as a confluence of fears, including the continuing threat of terrorism and more layoffs within American companies, created a downdraft that had begun in July. The equity markets rebounded in the fourth quarter to post positive returns, however, as the combination of an interest rate cut by the Federal Reserve Board and the Republican congressional victory led investors to believe that monetary and fiscal policy would expand the economy in the year ahead. Unfortunately, fourth-quarter gains were not enough to offset the third-quarter losses for the Fund.

Q: WHAT ARE EXAMPLES OF HOLDINGS THAT PROVED DISAPPOINTING?

A: Consumer stocks were weak performers during the period, and the perception that holiday sales were flagging drove those stocks lower toward the end of the year. We sold holdings such as Abercrombie & Fitch over specific concerns of poor earnings for the fourth quarter. In addition, the tech sector was weak during the period, and names such as Zoran Corporation, a leading designer of integrated circuits for DVD players and digital cameras, disappointed. We believe that investors sold shares over concerns of slowing consumer spending on electronics. We continue to hold the stock, believing that Zoran could post strong earnings based on its recent customer contracts.

Q: WHAT ARE EXAMPLES OF HOLDINGS THAT PERFORMED WELL?

A: In the consumer sector, Corinthian Colleges posted strong earnings. The company's same-campus enrollment growth is among the best in the industry, and we believe that enrollment growth is a strong endorsement of management's operational expertise. Corinthian hit our price target and we sold out as a result. Also encouraging was the performance of some energy holdings, including Devon Energy, a developer of oil and gas properties. Devon has an outstanding track record of growing production through both internal and strategic acquisitions, and we believe that it could be a solid performer for the Fund going forward.

Q: WHAT IS YOUR OUTLOOK?

A: As we head into the New Year, investors appear to be looking through near-term weakness in the economy and focusing on a potential stimulus from both fiscal and monetary policy. We are optimistic that the economy will show growth in 2003 and that the environment for equities will be constructive. We also believe, however, that market volatility will continue due to international tensions and inconsistent macroeconomic data. We look to the earnings results of the companies we own to drive equity performance for the Fund. Sentiment swings can create positive and negative environments for stocks in the short-term, but long-term performance comes from fundamental execution of successful business plans. We are constantly scouring the investment landscape for such opportunities and are optimistic about the current holdings in the Fund for the year ahead.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

MONTGOMERY MID CAP FUND / MNMCX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                  Value (Note 1)

COMMON STOCKS - 96.8%

ADVERTISING/MARKETING SERVICES - 3.0%
  68,100    Lamar Advertising Company+................    $2,289,863

AEROSPACE/DEFENSE - 1.8%
  22,400    Alliant Techsystems, Inc.+................     1,396,640

AIR FREIGHT/COURIERS - 1.0%
  23,100    Expeditors International of Washington, Inc.     755,024

BEVERAGES: NON-ALCOHOLIC - 2.3%
  68,900    Pepsi Bottling Group, Inc. (The)..........     1,770,730

BIOTECHNOLOGY - 5.3%
  43,100    Gilead Sciences, Inc.+....................     1,461,305
  54,600    IDEC Pharmaceuticals Corporation+.........     1,808,898
  27,000    Medimmune, Inc.+..........................       733,320
                                                        ------------
                                                           4,003,523
BROADCASTING - 2.4%
  48,800    Westwood One, Inc.+.......................     1,823,168

BUILDING PRODUCTS - 1.6%
  57,100    Masco Corporation.........................     1,201,955

COMPUTER PERIPHERALS - 1.0%
  76,400    Network Appliance, Inc.+..................       761,326

CONTAINERS/PACKAGING - 1.2%
  17,400    Ball Corporation..........................       890,706

CONTRACT DRILLING - 3.7%
  45,900    ENSCO International, Inc..................     1,351,755
  42,000    Nabors Industries Ltd.+...................     1,481,340
                                                        ------------
                                                           2,833,095
DATA PROCESSING SERVICES - 2.2%
  31,200    Affiliated Computer Services, Inc.,
            Class A+ .................................     1,642,680

ELECTRONIC PRODUCTION EQUIPMENT - 1.6%
  33,600    KLA-Tencor Corporation+...................     1,186,584

ELECTRONICS/APPLIANCE STORES - 0.9%
  56,800    Blockbuster, Inc., Class A................       695,800

ELECTRONICS/APPLIANCES - 1.8%
  22,300    Harman International Industries, Inc. ....     1,326,850

HOMEBUILDING - 2.8%
  59,500    D.R. Horton, Inc. ........................     1,032,325
  20,700    Lennar Corporation........................     1,068,120
                                                        ------------
                                                           2,100,445
HOTELS/RESORTS/CRUISELINES - 1.2%
  39,900    Fairmont Hotels & Resorts, Inc. ..........       939,645

INFORMATION TECHNOLOGY SERVICES - 1.2%
  74,600    Citrix Systems, Inc.+.....................       926,532

INSURANCE BROKERS/SERVICES - 1.9%
  35,700    ChoicePoint, Inc.+........................     1,409,793

INTEGRATED OIL - 1.7%
  30,000    Murphy Oil Corporation                         1,285,500

INTERNET SOFTWARE SERVICES - 5.9%
  77,400    Business Objects S.A., Sponsored ADR+.....     1,160,226
  48,900    Overture Services, Inc.+..................     1,336,192
 122,600    Yahoo!, Inc.+.............................     2,003,897
                                                        ------------
                                                           4,500,315
INVESTMENT MANAGERS - 1.0%
  28,800    Federated Investors, Inc., Class B........       730,656

MANAGED HEALTH CARE - 3.0%
  87,100    Health Net, Inc.+.........................     2,299,440

MEDICAL DISTRIBUTORS - 1.7%
  85,400    Andrx Corporation+........................     1,253,245

OIL & GAS PRODUCTION - 4.1%
  50,500    Devon Energy Corporation..................     2,317,950
  18,800    EOG Resources, Inc. ......................       750,496
                                                        ------------
                                                           3,068,446
OTHER CONSUMER SERVICES - 7.8%
  52,100    Apollo Group, Inc., Class A+..............     2,292,660
  17,300    Expedia, Inc., Class A+...................     1,158,062
  19,800    Hotels.com, Class A+......................     1,082,565
  29,700    Weight Watchers International, Inc.+......     1,365,309
                                                        ------------
                                                           5,898,596
PHARMACEUTICALS: GENERIC - 1.3%
  34,000    Pharmaceutical Resources, Inc.+...........     1,013,200

PROPERTY/CASUALTY INSURANCE - 1.6%
  35,800    St. Paul Companies, Inc. (The)............     1,218,990

RAILROADS - 1.9%
  24,000    Union Pacific Corporation.................     1,436,880

RECREATIONAL PRODUCTS - 3.9%
  82,300    Brunswick Corporation.....................     1,634,478
  26,000    Electronic Arts, Inc.+....................     1,293,240
                                                        ------------
                                                           2,927,718
REGIONAL BANKS - 2.6%
  45,500    TCF Financial Corporation.................     1,987,895

SEMICONDUCTORS - 5.5%
  55,100    Intersil Corporation, Class A+............       770,023
 109,500    LSI Logic Corporation+....................       631,815
  76,300    Microchip Technology, Inc. ...............     1,865,916
  62,800    Zoran Corporation+........................       886,108
                                                        ------------
                                                           4,153,862
SPECIALTY INSURANCE - 4.6%
  93,686    Radian Group, Inc. .......................     3,480,435

SPECIALTY STORES - 7.1%
  34,000    Bed Bath & Beyond, Inc.+..................     1,176,230
  63,000    Michaels Stores, Inc.+....................     1,971,900
  44,400    Rent-A-Center, Inc.+......................     2,222,220
                                                        ------------
                                                           5,370,350
TRUCKING - 0.8%
  22,600    Yellow Corporation+.......................       569,294

WHOLESALE DISTRIBUTORS - 2.9%
  42,400    W. W. Grainger, Inc. .....................     2,185,720

WIRELESS TELECOMMUNICATIONS - 2.5%
 164,400    Nextel Communications, Inc., Class A+.....     1,871,694

TOTAL COMMON STOCKS
(Cost $72,567,329)....................................    73,206,595
                                                        ------------
TOTAL SECURITIES
(Cost $72,567,329)....................................    73,206,595
                                                        ------------

The accompanying notes are an integral part of these financial statements.

                                                 MNMCX / MONTGOMERY MID CAP FUND
                            ----------------------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)


Principal Amount                                                  Value (Note 1)

REPURCHASE AGREEMENT - 3.5%
$2,674,000      Merrill Lynch Securities, Inc.^
                1.26% dated 12/31/02, due 1/2/03
                (Cost $2,674,000)............................      $  2,674,000
                                                                   ------------

TOTAL INVESTMENTS - 100.3%
(Cost $75,241,329)...........................................        75,880,595

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net)........................................................          (261,019)
                                                                   ------------

NET ASSETS - 100.0%..........................................      $ 75,619,576
                                                                   ============
Please refer to page 43 for endnotes and abbreviations.


















The accompanying notes are an integral part of these financial statements.

MONTGOMERY SMALL CAP FUND / MNSCX
---------------------------------

STUART ROBERTS ...............................   Senior Portfolio Manager
JEROME C. PHILPOTT, CFA ......................          Portfolio Manager
CHARLES REED, CFA ............................          Portfolio Manager

          AVERAGE ANNUAL TOTAL RETURNS
        (for the period ended 12/31/02)
                 SMALL CAP FUND

Since inception (7/13/90) ....................                     8.69%
One year .....................................                   (29.51)%
Five years ...................................                    (7.94)%
Ten years ....................................                     3.93%

          RUSSELL 2000 INDEX / RUSSELL 2000 GROWTH INDEX

Since 7/13/90 ................................              8.39% /  4.26%
One year .....................................            (20.48)%/(30.26)%
Five years ...................................             (1.36)%/ (6.59)%
Ten years ....................................              7.15% /  2.62%

                                [GRAPHIC OMITTED]

                                    July      August    September  October    November    December
Montgomery Small Cap Fund          $28,559    $28,636    $27,708    $29,061    $30,299    $28,250
Russell 2000 Index                 $29,151    $29,076    $26,988    $27,854    $30,339    $28,650
Russell 2000 Growth Index          $17,703    $17,695    $16,417    $17,247    $18,957    $17,650
Lipper Small Cap Funds Average     $30,786    $30,823    $28,838    $30,023    $32,314    $30,188

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2) The Russell 2000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Lipper Small Cap Funds Average universe consists of 253 funds. You cannot invest directly in an index. Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.


             TOP TEN HOLDINGS
  (as a percentage of total net assets)

Pharmaceutical Resources, Inc. ..     3.3%
Hollywood Entertainment
Corporation .....................     3.2%
Rent-A-Center, Inc. .............     2.9%
FTI Consulting, Inc. ............     2.8%
Coventry Health Care, Inc. ......     2.7%
Scios, Inc. .....................     2.7%
Polaris Industries, Inc. ........     2.5%
Radian Group, Inc. ..............     2.1%
Radio One, Inc., Class D ........     2.1%
GTECH Holdings Corporation ......     2.0%

          TOP FIVE INDUSTRIES
 (as a percentage of total net assets)

Biotechnology ...................     5.6%
Broadcasting ....................     5.6%
Specialty Stores ................     4.9%
Miscellaneous Commercial Service      4.7%
Internet Software Services ......     4.5%


Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund outperformed the Russell 2000 Index, returning -15.10%, versus -16.56% for the benchmark. The second half of 2002 continued to be a roller-coaster ride for investors. The third quarter marked one of the most difficult quarters for equity markets in recent memory, as a confluence of fears, including the continuing threat of terrorism, plagued the markets. Although the equity markets rebounded in the fourth quarter to post positive returns, optimism declined in December, as investors became concerned that consumer spending for the holiday season was slowing significantly. Additionally, international tensions rose during December as investors anticipated a potential war with Iraq, as well as later in the month because of the situation with North Korea.

Q: WHAT ARE EXAMPLES OF HOLDINGS OR SECTORS THAT PERFORMED WELL?

A: Strong stock selection in the media sector helped performance, with Scholastic Corporation proving to be a good pick. The company's core business of children's books is strong, and book fairs scheduled for the current school year have been successful. Scholastic also distributes the Harry Potter books, and we look forward to the summer release of the next book in the series. Gains in the financial sector were coupled with strong stock selection to produce positive returns as well. Insurance holdings within the sector continue to impress, and we believe that these businesses should benefit from stronger pricing and improved claim trends.

Q: WHAT HOLDINGS OR SECTORS PROVED DISAPPOINTING?

A: In the media sector, ProQuest, a provider of information services to libraries and schools, posted disappointing results. The company failed to meet revenue expectations, as library budgets continue to be hampered by state budget shortfalls. We exited our position in the stock, as we do not see a catalyst for improving state budgets in the near term. Additionally, Hollywood Entertainment sold off when Blockbuster Entertainment prereleased poor quarterly results. We continue to own Hollywood, believing that the stock was unfairly tarnished by the news about Blockbuster. The company has been growing earnings from its video rental business and expanding its game rental business through its store base. We believe that Hollywood's shareholders in the future.

Q: WHAT IS YOUR OUTLOOK?

A: As we head into the New Year, investors appear to be looking through near-term weakness in the economy and focusing on a potential stimulus from both fiscal and monetary policy. We are optimistic that the economy will show growth in 2003 and that the environment for equities will be constructive. We also believe, however, that market volatility will continue due to international tensions and inconsistent macroeconomic data. We look to the earnings results of the companies we own to drive equity performance for the Fund. Sentiment swings can create both positive and negative environments for stocks in the short term, but long-term performance comes from fundamental execution of successful business plans. We are constantly scouring the investment landscape for such opportunities and are optimistic about the current holdings in the Fund for the year ahead.


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                           MNSCX / MONTGOMERY SMALL CAP FUND
                       -----------------------------------------------------
                        Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                Value (Note 1)

COMMON STOCKS - 98.4%

ADVERTISING/MARKETING SERVICES - 1.1%
   12,300   Arbitron, Inc.+ .........................   $  412,050

AEROSPACE/DEFENSE - 3.7%
    6,350   Alliant Techsystems, Inc.+ ..............      395,923
    7,200   FLIR Systems, Inc.+ .....................      351,468
   62,900   Titan Corporation+ ......................      654,160
                                                        ----------
                                                         1,401,551
APPAREL/FOOTWEAR RETAIL - 1.0%
    9,800   Ann Taylor Stores Corporation+ ..........      200,116
   15,700   Foot Locker, Inc.+ ......................      164,850
                                                        ----------
                                                           364,966
BIOTECHNOLOGY - 5.6%
   24,600   Abgenix, Inc.+ ..........................      182,163
    5,200   Charles River Laboratories
            International, Inc.+ ....................      200,096
   11,000   ICOS Corporation+ .......................      258,775
    9,800   Neurocrine Biosciences, Inc.+ ...........      447,517
   31,600   Scios, Inc.+ ............................    1,028,264
                                                        ----------
                                                         2,116,815
BROADCASTING - 5.6%
   35,200   Cumulus Media, Inc., Class A+ ...........      521,488
   33,000   Gray Television, Inc. ...................      321,750
   19,700   Lin TV Corporation, Class A+ ............      479,695
   54,000   Radio One, Inc., Class D+ ...............      776,250
                                                        ----------
                                                         2,099,183
CABLE/SATELLITE TELEVISION - 0.8%
   23,300   Insight Communications Company, Inc.+ ...      288,105

CASINOS/GAMBLING - 2.6%
   27,500   GTECH Holdings Corporation+ .............      766,150
   11,900   Station Casinos, Inc.+ ..................      210,630
                                                        ----------
                                                           976,780
COMPUTER COMMUNICATIONS - 0.6%
   12,600   Emulex Corporation+ .....................      233,730

CONTRACT DRILLING - 1.7%
    6,000   Patterson-UTI Energy, Inc.+ .............      181,170
   14,600   Precision Drilling Corporation+ .........      475,084
                                                        ----------
                                                           656,254
ELECTRONICS/APPLIANCE STORES - 3.7%
   79,700   Hollywood Entertainment Corporation+ ....    1,201,477
   16,200   Movie Gallery, Inc.+ ....................      209,871
                                                        ----------
                                                         1,411,348
ELECTRONICS/APPLIANCES - 1.9%
   12,200   Harman International Industries, Inc. ...      725,900

FINANCE/RENTAL/LEASING - 1.8%
   21,500   IndyMac Bancorporation, Inc.+ ...........      397,535
   21,100   LendingTree, Inc.+ ......................      272,823
                                                        ----------
                                                           670,358
FINANCIAL CONGLOMERATES - 0.9%
   12,600   Investors Financial Services
            Corporation .............................      345,177

FOOD DISTRIBUTORS - 0.9%
   13,100   United Natural Foods, Inc.+ .............      332,478

HOMEBUILDING - 1.6%
   29,500   Toll Brothers, Inc.+ ....................      595,900

HOTELS/RESORTS/CRUISELINES - 0.9%
   14,100   Fairmont Hotels & Resorts, Inc. .........      332,055

INFORMATION TECHNOLOGY SERVICES - 0.4%
    7,800   Veridian Corporation+ ...................      166,452

INTERNET SOFTWARE SERVICES - 4.5%
   21,500   Business Objects S.A.,
            Sponsored ADR+ ..........................      322,385
   24,300   Overture Services, Inc.+ ................      663,997
   32,400   WebEx Communications, Inc.+ .............      483,084
   11,600   Websense, Inc.+ .........................      248,240
                                                         ---------
                                                         1,717,606
MANAGED HEALTH CARE - 2.7%
   35,700   Coventry Health Care, Inc.+ .............    1,036,371

MEDICAL SPECIALTIES - 1.6%
   24,700   Cooper Companies, Inc. (The) ............      617,994

MEDICAL DISTRIBUTORS - 3.1%
   34,200   Andrx Corporation+ ......................      501,885
   28,100   Priority Healthcare Corporation,
            Class B+ ................................      654,590
                                                         ---------
                                                         1,156,475
MISCELLANEOUS COMMERCIAL SERVICE - 4.7%
   26,500   FTI Consulting, Inc.+ ...................    1,063,975
   38,100   Kroll, Inc.+ ............................      727,138
                                                         ---------
                                                         1,791,113

MISCELLANEOUS MANUFACTURING - 0.5%
    6,600   Varian, Inc.+ ...........................      188,991

MOVIES/ENTERTAINMENT - 1.0%
  34,200    Alliance Atlantic Communications,
            Inc., Class B+ ..........................     366,624

OIL & GAS PRODUCTION - 2.4%
   10,150   Patina Oil & Gas Corporation ............     321,248
   23,400   XTO Energy, Inc. ........................     577,980
                                                        ---------
                                                          899,228

OILFIELD SERVICES/EQUIPMENT - 1.2%
   20,400   National-Oilwell, Inc.+ .................     445,536

OTHER CONSUMER SERVICES - 1.6%
    5,000   Career Education Corporation+ ...........     200,025
   10,600   Corinthian Colleges, Inc.+ ..............     401,104
                                                        ---------
                                                          601,129
PACKAGE SOFTWARE - 3.2%
   20,600   Macrovision Corporation+ ................     329,600
   27,500   NetIQ Corporation+ ......................     339,900
   35,300   SERENA Software, Inc.+ ..................     557,916
                                                        ---------
                                                        1,227,416
PHARMACEUTICALS: GENERIC - 3.3%
   42,000   Pharmaceutical Resources, Inc.+ .........   1,251,600

PHARMACEUTICALS: OTHER - 3.1%
   27,000   Inveresk Research Group, Inc.+ ..........     582,660
   11,800   Medicis Pharmaceutical Corporation,
            Class A+ ................................     586,106
                                                        ---------
                                                        1,168,766
PROPERTY/CASUALTY INSURANCE - 2.1%
   11,900   Platinum Underwriters Holdings Ltd.+ ....     313,565
   11,900   W.R. Berkley Corporation ................     471,359
                                                        ---------
                                                          784,924
PUBLISHING: BOOKS/MAGAZINES - 1.6%
   16,800   Scholastic Corporation+ .................     603,792

RECREATIONAL PRODUCTS - 3.1%
   16,100   Polaris Industries, Inc. ................     943,460

The accompanying notes are an integral part of these financial statements.

MONTGOMERY SMALL CAP FUND/MNSCX
-------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                       Value (Note 1)

COMMON STOCKS - CONTINUED
RECREATIONAL PRODUCTS - CONTINUED
    32,000   Scientific Games Corporation, Class A+..........  $   231,680
                                                               -----------
                                                                 1,175,140
RESTAURANTS - 2.8%
    26,100   California Pizza Kitchen, Inc.+.................      658,895
    22,700   Ruby Tuesday, Inc. .............................      392,483
                                                               -----------
                                                                 1,051,378
SEMICONDUCTORS - 4.0%
    14,700   Fairchild Semiconductor International, Inc.,
             Class A+........................................      157,437
    23,200   Integrated Circuit Systems, Inc.+ ..............      423,284
    15,000   Intersil Corporation, Class A+..................      209,625
    34,400   Skyworks Solutions, Inc.+.......................      296,356
    31,500   Zoran Corporation+ .............................      444,465
                                                               -----------
                                                                 1,531,167
SERVICES TO THE HEALTH INDUSTRY - 3.0%
    25,000   aaiPharma, Inc.+ ...............................      352,375
    10,450   Accredo Health, Inc.+ ..........................      368,885
    13,300   Advisory Board Company (The)+ ..................      398,335
                                                               -----------
                                                                 1,119,595
SPECIALTY INSURANCE - 2.1%
    21,000   Radian Group, Inc. .............................      780,150

SPECIALTY STORES - 4.9%
    11,000   Michaels Stores, Inc.+ .........................      344,300
     7,400   O'Reilly Automotive, Inc.+......................      187,109
    10,400   PETCO Animal Supplies, Inc.+ ...................      243,724
    21,700   Rent-A-Center, Inc.+ ...........................    1,086,085
                                                               -----------
                                                                 1,861,218
 TRUCKING - 3.3%
    15,900   J.B. Hunt Transport Services, Inc.+ ............      465,790
    23,000   Pacer International, Inc.+ .....................      306,820
    19,400   Yellow Corporation+ ............................      488,686
                                                               -----------
                                                                 1,261,296

TRUCKS/CONSTRUCTION/FARM MACHINE - 1.6%
    27,900   AGCO Corporation+ ..............................      616,590

WHOLESALE DISTRIBUTORS - 1.0%
    13,600   Hughes Supply, Inc. ............................      371,552

WIRELESS TELECOMMUNICATIONS - 1.2%
    72,800   Nextel Partners, Inc., Class A+ ................      441,896

TOTAL COMMON STOCKS
(Cost $36,428,287) ..........................................   37,196,649
                                                               -----------
TOTAL SECURITIES
(Cost $36,428,287) ..........................................   37,196,649
                                                               -----------

Principal Amount                                             Value (Note 1)

REPURCHASE AGREEMENT - 2.2%
  $819,000   Merrill Lynch Securities, Inc.^
             1.26% dated 12/31/02, due 1/2/03
             (Cost $819,000).................................  $   819,000

TOTAL INVESTMENTS - 100.6%
(Cost $37,247,287)...........................................   38,015,649

OTHER ASSETS AND LIABILITIES - (0.6)%
(Net)........................................................     (223,611)
                                                               -----------

NET ASSETS - 100.0% .........................................  $37,792,038
                                                               ===========
Please refer to page 43 for endnotes and abbreviations.

The accompanying notes are an integral part of these financial statements.

                                      MNIGX/MONTGOMERY INTERNATIONAL GROWTH FUND
                                      ------------------------------------------

OSCAR CASTRO, CFA .................................   Senior Portfolio Manager

                    AVERAGE ANNUAL TOTAL RETURNS
                    (for the period ended 12/31/02)

                    INTERNATIONAL GROWTH FUND

Since inception (7/3/95) ..........................            (0.27)%
One year ..........................................           (20.11)%
Five years ........................................            (7.97)%

                    MSCI EAFE Index

Since 7/3/95 ......................................             0.42%
One year ..........................................           (15.66)%
Five years ........................................            (2.61)%


                               [GRAPHICS OMITTED]

Montgomery International Growth Fund

July                $10,591
August              $10,442
September            $9,306
October              $9,915
November            $10,408
December             $9,801

MSCI EAFE Index

July             $10,878
August           $10,856
September        $9,693
October          $10,215
November         $10,680
December         $10,321
              --------------

Lipper International Funds Average

July                $11,516
August              $11,465
September           $10,245
October             $10,728
November            $11,195
December            $10,804

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2) The Lipper International Funds Average universe consists of 267 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

              TOP TEN HOLDINGS
    (as a percentage of total net assets)

Royal Bank of Scotland Group Plc. ....     2.9%
GlaxoSmithKline Plc. .................     2.8%
Vodafone Group Plc. ..................     2.8%
Total Fina Elf S.A. ..................     2.6%
Nokia Oyj ............................     2.3%
HSBC Holdings Plc. ...................     2.3%
Nestle S.A. ..........................     2.1%
Honda Motor Company Ltd. .............     2.1%
Canon, Inc. ..........................     2.0%
Granada Plc. .........................     1.9%

             TOP FIVE COUNTRIES
    (as a percentage of total net assets)

United Kingdom........................    23.6%
Japan ................................    13.5%
France ...............................    10.4%
Germany ..............................     9.0%
Switzerland ..........................     8.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund returned -16.60%, underperforming the benchmark Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned -14.48%. The six-month period was a tale of two quarters. The markets declined in the third quarter, and most geographical regions and sectors were affected. Continuing corporate mistrust and escalating anxiety regarding a potential war with Iraq were two major factors contributing to poor market performance. The fourth quarter saw the beginning of a reversal of this trend, as aggressive monetary policy and low levels in equity prices helped the markets rebound slightly. Growth sectors returned to favor during the period, as valuations were low and holdings seemed poised for a rebound.

Q: WHAT IS AN EXAMPLE OF A HOLDING THAT PERFORMED POORLY?

A: Our holdings in consumer staples and utilities companies disappointed for the period, as did Tandberg, a Norwegian producer of videoconferencing facilities (including cameras and equipment). Historically, the company has benefited from limited competition, but it failed to provide solid guidance for its business development and was priced poorly as a result. This development made some investors wary of the company's long-term viability. We continue to hold a position in Tandberg, as we believe it has potential for a strong future.




Q: WHICH HOLDING PERFORMED PARTICULARLY WELL?

A: Ryanair, an airline, performed well during the period. Based in Ireland, Ryanair has the lowest cost structure in the market. The company is also catering to a new segment of Europe's airline industry, where most airlines do not yet provide no-frills, low-fare services. We believe that Ryanair is very well managed and should have a promising future in the European markets. Elsewhere, some telecom and finance holdings were strong performers for the Fund.

Q: WHAT IS YOUR OUTLOOK?

A: Following a mild correction in December, stock prices now seem realistic again, and we expect to see a slow-growth environment in the coming months. We believe that the current lenient fiscal policy in the United States will affect the global economy. We have a positive outlook on Europe and the United States going into 2003, but are less optimistic about Japan. Potential problems for the world economy remain the possibility of war with Iraq and the emergence of a decline in consumer spending. We remain hopeful that businesses will begin spending again, causing consumers to follow suit.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

MONTGOMERY INTERNATIONAL GROWTH FUND/MNIGX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                       Value (Note 1)

COMMON STOCKS - 102.3%

AUSTRALIA - 2.0%
   15,274        Australia & New Zealand Banking
                 Group Ltd. (Major Banks)...............      $ 149,105
   54,393        News Corporation Ltd. (The)
                 (Media Conglomerates)..................        351,336
                                                              ---------
                                                                500,441
AUSTRIA - 0.6%
   14,900        Telekom Austria AG+
                 (Major Telecommunications).............        150,766

CANADA - 1.2%
    9,300        Loblaw Companies Ltd. (Food Retail)....        315,064

CHINA/HONG KONG - 0.6%
   23,000        Hutchison Whampoa Ltd.
                 (Industrial Conglomerates).............        143,924

FINLAND - 2.3%
   36,350        Nokia Oyj
                 (Telecommunications Equipment).........        577,439
 FRANCE - 10.4%
   24,900        Alcatel S.A.
                 (Telecommunications Equipment).........        109,135
   13,000        Autoroutes du Sud de la France+
                 (Other Transportation).................        313,925
    5,300        Aventis S.A. (Pharmaceuticals: Major)..        287,869
    8,580        BNP Paribas S.A. (Major Banks).........        349,336
    7,000        France Telecom S.A.
                 (Major Telecommunications).............        122,429
    5,700        L'Oreal S.A. (Household/Personal Care).        433,612
    5,800        Sanofi-Synthelabo S.A.
                 (Pharmaceuticals: Major)...............        354,253
    4,500        Total Fina Elf S.A.
                 (Oil Refining/Marketing)...............        642,185
                                                              ---------
                                                              2,612,744
GERMANY - 7.1%
   24,300        Aixtron AG
                 (Electronic Production Equipment)......        115,933
   11,600        E.ON AG (Electric Utilities)...........        467,066
    2,090        Muenchener Rueckversicherungs-
                 Gesellschaft AG (Multi-Line Insurance).        249,608
    3,800        SAP AG (Package Software)..............        297,642
   10,400        Schering AG (Pharmaceuticals: Major)...        452,554
    4,600        Siemens AG (Electronic Equipment/
                 Instruments)...........................        195,345
                                                              ---------
                                                              1,778,148
GREECE - 1.7%
   39,570        Hellenic Telecommunications
                 Organization S.A. (Major
                 Telecommunications)....................        434,827

HUNGARY - 1.2%
   15,200        OTP Bank Rt., Sponsored GDR
                 (Regional Banks).......................        298,680

IRELAND - 3.5%
   62,800        Anglo Irish Bank Corporation Plc.
                 (Regional Banks).......................        446,456
   24,800        Bank of Ireland (Major Banks)..........        254,319
    4,700        Ryanair Holdings Plc., ADR+ (Airlines).        183,864
                                                              ---------
                                                                884,639
ITALY - 8.7%
   34,200        Banco Popolare di Verona e Novara
                 Scrl (Regional Banks)..................        381,196
   20,800        ENI SpA (Integrated Oil)...............        330,419
    1,800        Gucci Group N.V. (Apparel/Footwear)....        165,052
   34,400        Riunione Adriatica di Sicurta SpA
                 (Multi-Line Insurance).................        418,414
   71,000        Snam Rete Gas SpA (Oil & Gas Pipelines)        241,953
   25,400        Telecom Italia SpA
                 (Major Telecommunications).............        192,558
  112,600        UniCredito Italiano SpA (Major
                 Banks).................................        449,834
                                                              ---------
                                                              2,179,426
JAPAN - 13.5%
   13,000        Canon, Inc.
                 (Electronic Equipment/Instruments).....        489,719
    8,000        Fanuc Ltd. (Industrial Machinery)......        353,952
   13,900        Honda Motor Company Ltd.
                 (Motor Vehicles).......................        514,251
    4,500        ITO EN Ltd. (Beverages: Non-Alcoholic).        152,452
       58        Mitsubishi Tokyo Financial Group, Inc.
                 (Major Banks)..........................        315,271

    3,300        Oriental Land Company Ltd.
                 (Movies/Entertainment).................        199,958
    1,800        Rohm Company Ltd. (Semiconductors).....        229,209
   12,000        Seven-Eleven Japan
                 Company Ltd. (Food Retail).............        366,088
    8,400        Sony Corporation.......................        351,121
                 (Electronics/Appliances)
   10,000        Takeda Chemical Industries Ltd.
                 (Pharmaceuticals: Major)...............        418,001
                                                              ---------
                                                              3,390,022
KOREA - 1.7%
    3,100        Samsung Electronics Company Ltd., GDR+
                 (Electronic Equipment/Instruments).....        416,175

MEXICO - 2.1%
  346,000        Grupo Financiero Bancomer S.A. de C.V.,
                 Series B+ (Regional Banks).............        262,780
  117,300        Wal-Mart de Mexico S.A. de C.V.,
                 Series V (Discount Stores).............        268,050
                                                              ---------
                                                                530,830

NETHERLANDS - 2.9%

    9,800        ING Groep N.V.
                 (Financial Conglomerates)..............        165,851
    9,500        Koninklijke (Royal) Philips
                 Electronics N.V.
                 (Electronic Equipment/Instruments).....        166,352
    9,100        Royal Dutch Petroleum Company
                 (Integrated Oil).......................        400,279
                                                              ---------
                                                                732,482
NORWAY - 0.9%
   39,400        Tandberg ASA
                 (Telecommunications Equipment).........        227,256

PORTUGAL - 0.5%
   15,800        Vodafone Telecel-Comunicacoes Pessoais
                 S.A. (Wireless Telecommunications).....        122,596

SINGAPORE - 1.0%
  346,000        MobileOne (Asia) Ltd.+
                 (Wireless Telecommunications)..........        243,346


The accompanying notes are an integral part of these financial statements.

                                      MNIGX|MONTGOMERY INTERNATIONAL GROWTH FUND
                                      ------------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                         Value (Note 1)

COMMON STOCKS - CONTINUED

SPAIN - 7.3%
   66,200    Amadeus Global Travel Distribution
             S.A., Class A
             (Miscellaneous Commercial Service)...............    $ 272,797
   26,900    Banco Bilbao Vizcaya Argentaria S.A.
             (Major Banks)....................................      257,239
    8,100    Banco Popular Espanol S.A. (Regional Banks)......      330,982
   22,200    Gamesa Corporacion Tecnologica S.A.+
             (Aerospace/Defense)..............................      363,366
   21,100    Iberdrola S.A. (Electric Utilities)..............      295,361
   36,300    Telefonica S.A.+ (Major Telecommunications)......      324,672
                                                               ------------
                                                                  1,844,417
SWEDEN - 0.7%
   14,400    Securitas AB, Class B
             (Miscellaneous Commercial Service)...............      172,253

SWITZERLAND - 8.8%
    8,709    Adecco S.A. (Personnel Services).................      341,235
    6,140    Logitech International S.A.+
             (Computer Peripherals)...........................      183,095
    2,496    Nestle S.A. (Foods: Major Diversified)...........      528,684
   12,700    Novartis AG (Pharmaceuticals: Major).............      463,179
    5,000    Roche Holdings AG
             (Pharmaceuticals: Major).........................      348,261
    7,095    UBS AG (Major Banks).............................      344,671
                                                               ------------
                                                                  2,209,125
UNITED KINGDOM - 23.6%
    7,400    AstraZeneca Plc., Sponsored ADR
             (Pharmaceuticals: Major).........................      259,666
   71,000    Barclays Plc. (Major Banks)......................      435,481
   44,400    BP Plc. (Integrated Oil).........................      304,851
   36,500    Burberry Group Plc.+ (Apparel/Footwear)..........      134,559
   50,600    Centrica Plc. (Gas Distributors).................      139,498
   62,300    Compass Group Plc. (Food Distributors)...........      328,712
   24,800    Diageo Plc. (Beverages: Alcoholic)...............      269,489
   36,596    GlaxoSmithKline Plc.
             (Pharmaceuticals: Major).........................      700,488
  381,900    Granada Plc. (Broadcasting)......................      487,230
   52,400    HSBC Holdings Plc.
             (Financial Conglomerates)........................      572,812
  255,400    MMO2 Plc.+
             (Wireless Telecommunications)....................      182,964
   32,000    Next Plc. (Department Stores)....................      377,735
   29,989    Royal Bank of Scotland Group Plc.
             (Major Banks)....................................      718,373
  107,200    Tesco Plc. (Food Retail).........................      333,934
  380,299    Vodafone Group Plc.
             (Wireless Telecommunications)....................      694,875
                                                               ------------
                                                                  5,940,667

TOTAL COMMON STOCKS
(Cost $28,423,069)............................................   25,705,267
                                                               ------------
PREFERRED STOCK - 1.9%

GERMANY - 1.9%
    1,165    Porsche AG (Motor Vehicles)
             (Cost $424,412)..................................      483,738
                                                               ------------

TOTAL INVESTMENTS - 104.2%
(Cost $28,847,481)............................................   26,189,005

OTHER ASSETS AND LIABILITIES - (4.2)%
(Net).........................................................   (1,043,604)
                                                               ------------

NET ASSETS - 100.0%...........................................  $25,145,401
                                                               ============

Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

MONTGOMERY GLOBAL OPPORTUNITIES FUND|MNGOX
------------------------------------------

OSCAR CASTRO, CFA................. Senior Portfolio Manager

                 AVERAGE ANNUAL TOTAL RETURNS
               (for the period ended 12/31/02)

                  GLOBAL OPPORTUNITIES FUND
Since inception (9/30/93)..................................      1.83%
One year...................................................    (28.82)%
Five years.................................................     (6.96)%

                      MSCI WORLD INDEX

Since 9/30/93..............................................      5.07%
One year...................................................    (19.54)%
Five years.................................................     (1.76)%


                                [GRAPHIC OMITTED]

Montgomery Global Opportunities Fund

July                $12,744
August              $12,529
September           $11,189
October             $12,112
November            $12,743
December            $11,820

MSCI World Index

July            $16,433
August          $16,467
September       $14,660
October         $15,745
November        $16,597
December        $15,796
             ---------------

Lipper Global Funds Average

July                $15,845
August              $15,880
September           $14,327
October             $15,170
November            $15,939
December            $15,193

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes.

(2) The Lipper Global Funds Average universe consists of 85 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                          TOP TEN HOLDINGS
                (as a percentage of total net assets)

Royal Bank of Scotland Group Plc. .........................       2.6%
Total Fina Elf S.A. .......................................       2.5%
Microsoft Corporation......................................       2.4%
Wal-Mart Stores, Inc. .....................................       2.2%
Lowe's Companies, Inc. ....................................       2.1%
Medtronics, Inc. ..........................................       2.1%
Cisco Systems, Inc. .......................................       1.9%
Porsche AG.................................................       1.9%
Pfizer, Inc. ..............................................       1.9%
Wells Fargo & Company......................................       1.8%

                         TOP FIVE COUNTRIES
               (as a percentage of total net assets)

United States..............................................      39.6%
United Kingdom.............................................      12.1%
France.....................................................       8.0%
Japan......................................................       6.6%
Spain......................................................       6.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund underperformed the Morgan Stanley Capital International (MSCI) World Index, returning -16.52%, versus -11.96% for the benchmark. The third quarter was one of the worst we have seen in the past 10 years--across most geographic areas and industries--as continuing anxiety over corporate mistrust and the possibility of war plagued the markets. During the fourth quarter, an easing of political tensions, generally oversold conditions in many developed equity markets and a cut in interest rates in the United States and Europe--all helped markets rebound sharply from the previous quarter's lows. Although stocks enjoyed broad-based gains during the first two months of the quarter, the risk of war with Iraq and concerns over the continued strength of the consumer dampened returns again in December. The growth sectors in which the Fund invests returned to favor during the period, as valuations were low and holdings seemed poised for a rebound.

Q: WHAT ARE EXAMPLES OF SECTORS OR HOLDINGS THAT PERFORMED POORLY?

A: The Fund underperformed largely due to our overweight position in the consumer services sector and the underperformance of our health care holdings. Costco Wholesale and Seven-Eleven Japan were among the consumer services holdings that fell victim to declines at the end of the year. We maintained a position in Costco, but we took profits on Seven-Eleven Japan. We believe that, given Japan's continued economic difficulties, future earnings growth will not be as robust as we had hoped. In the health care sector, longtime Fund holding First Health Group disappointed because of negative news about a competitor.

Q: WHAT ARE EXAMPLES OF HOLDINGS THAT PERFORMED WELL?

A: Strong Fund performance was driven primarily by stock selection within the technology and communications sectors. Our overweight position in technology, coupled with such strong holdings as ADC Telecommunications and Samsung Electronics, provided leadership for the Fund during the period. ADC is a telecom-equipment manufacturer that we added in October. The stock rose 80% during the quarter, when the market began to spend on telecom equipment. In general, telecom-services providers improved dramatically in October and November. As a result, investors started to feel that the service flows might lead to higher spending on equipment.

Q: WHAT IS YOUR OUTLOOK?

A: A performance comparison of the third and fourth quarters of 2002 illustrates the level of uncertainty currently influencing stock valuations. Equities surged in October despite lingering political and economic fears, whereas earnings reports were generally in line with expectations. This suggests that profit forecasts may have completed a painful downward adjustment to reflect a more challenging economic reality. If so, this should result in more-stable market performance going forward. We believe that stock markets are healthier now than they have been over the past few years. Both companies and investors subscribe to more-realistic earnings forecasts, and a pro-growth administration in the United States should provide a stimulus. Stock market gains during the fourth quarter were largely due to a rebound of growth stocks from deeply oversold prices. A continuation of this trend is likely to be fostered by an improved economic outlook and stronger company fundamentals, both of which should provide a lasting positive impact on global equity markets.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                      MNGOX|MONTGOMERY GLOBAL OPPORTUNITIES FUND
                            ----------------------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                      Value (Note 1)

COMMON STOCKS - 97.3%

AUSTRALIA - 0.6%
    9,636         Australia & New Zealand Banking
                  Group Ltd. (Major Banks)...............   $    94,066

FINLAND - 1.8%
   17,000         Nokia Oyj
                  (Telecommunications Equipment).........       270,054

FRANCE - 8.0%
    5,100         Autoroutes du Sud de la France+
                  (Other Transportation).................       123,155
    3,200         Aventis S.A. (Pharmaceuticals: Major)..       173,807
    5,260         BNP Paribas S.A. (Major Banks).........       214,162
    2,100         L'Oreal S.A. (Household/Personal
                  Care)..................................       159,752
    2,700         Sanofi-Synthelabo S.A.
                  (Pharmaceuticals: Major)...............       164,911
    2,600         Total Fina Elf S.A.
                  (Oil Refining/Marketing)...............       371,040
                                                            -----------
                                                              1,206,827

GERMANY - 3.7%

    1,300         Muenchener Rueckversicherungs-
                  Gesellschaft AG (Multi-Line
                  Insurance) ............................       155,259
    2,300         SAP AG (Package Software)..............       180,151
    5,100         Schering AG (Pharmaceuticals: Major)...       221,926
                                                            -----------
                                                                557,336

GREECE - 1.4%
   19,500         Hellenic Telecommunications
                  Organization S.A. (Major
                  Telecommunications)....................       214,282

IRELAND - 1.2%
   15,100         Anglo Irish Bank Corporation Plc.
                  (Regional Banks).......................       107,348
    1,800         Ryanair Holdings Plc., Sponsored ADR+
                  (Airlines).............................        70,416
                                                            -----------
                                                                177,764

ITALY - 5.0%
   20,500         Banco Popolare di Verona e Novara
                  Scrl (Regional Banks...................       228,495
   21,100         Riunione Adriatica di Sicurta SpA
                  (Multi-Line Insurance).................       256,643
   10,000         Telecom Italia SpA
                  (Major Telecommunications).............        75,810
   45,800         UniCredito Italiano SpA (Major Banks)..       182,970
                                                            -----------
                                                                743,918
JAPAN - 6.6%
    3,000         Canon, Inc.
                  (Electronic Equipment/Instruments).....       113,012
    4,900         Fanuc Ltd. (Industrial Machinery)......       216,796
    6,700         Honda Motor Company Ltd.
                  (Motor Vehicles).......................       247,876
    1,100         Rohm Company Ltd. (Semiconductors).....       140,073
    3,000         Seven-Eleven Japan Company Ltd.
                  (Food Retail)..........................        91,522
    4,200         Sony Corporation
                  (Electronics/Appliances)...............       175,560
                                                            -----------
                                                                984,839
KOREA - 1.7%
    1,900         Samsung Electronics Company Ltd., GDR
                  (Electronic Equipment/Instruments).....       255,075

MEXICO - 2.1%
  211,000         Grupo Financiero Bancomer S.A. de C.V.,
                  Series B+ (Regional Banks).............       160,251
   68,400         Wal-Mart de Mexico S.A. de C.V.,
                  Series V (Discount Stores).............       156,305
                                                            -----------
                                                                316,556

NORWAY - 0.6%
   15,000         Tandberg ASA
                  (Telecommunications Equipment).........        86,519

PORTUGAL - 0.5%
    9,200         Vodafone Telecel-Comunicacoes Pessoais
                  S.A. (Wireless Telecommunications).....        71,385

SPAIN - 6.2%
   40,000         Amadeus Global Travel Distribution S.A.,
                  Class A
                  (Miscellaneous Commercial Service).....       164,832
    4,800         Banco Popular Espanol S.A.
                  (Regional Banks).......................       196,138
   31,700         Enagas+ (Oil & Gas Pipelines)..........       192,786
   13,500         Gamesa Corporacion Tecnologica S.A.+
                  (Aerospace/Defense)....................       220,966
   16,800         Telefonica S.A.+
                  (Major Telecommunications).............       150,262
                                                            -----------
                                                                924,984

SWEDEN - 0.7%
    8,600         Securitas AB, Class B
                  (Miscellaneous Commercial Service).....       102,873

SWITZERLAND - 5.5%
    5,191         Adecco S.A. (Personnel Services).......       203,392
    3,693         Logitech International S.A.+
                  (Computer Peripherals).................       110,125
      960         Nestle S.A. (Foods: Major Diversified).       203,340
    3,800         Novartis AG (Pharmaceuticals: Major)...       138,589
    2,400         Roche Holdings AG
                  (Pharmaceuticals: Major)...............       167,165
                                                            -----------
                                                                822,611


UNITED KINGDOM - 12.1%
    2,200         AstraZeneca Plc., Sponsored ADR
                  (Pharmaceuticals: Major)...............        77,198
   38,600         Barclays Plc. (Major Banks)............       236,754
   19,404         BP Plc. (Integrated Oil)...............       133,228
   18,400         Compass Group Plc. (Food Distributors).        97,083
    8,000         Diageo Plc. (Beverages: Alcoholic).....        86,932
   11,160         GlaxoSmithKline Plc.
                  (Pharmaceuticals: Major)...............       213,615
  130,500         Granada Plc. (Broadcasting)............       166,493
  151,500         MMO2 Plc.+
                  (Wireless Telecommunications)..........       108,532
   16,128         Royal Bank of Scotland Group Plc.
                  (Major Banks)..........................       386,339
   27,100         Tesco Plc. (Food Retail)...............        84,418
  118,650         Vodafone Group Plc.
                  (Wireless Telecommunications)..........       216,795
                                                            -----------
                                                              1,807,387
UNITED STATES - 39.6%
  122,200         ADC Telecommunications, Inc.+
                  (Telecommunications Equipment).........       256,010

The accompanying notes are an integral part of these financial statements.

MONTGOMERY GLOBAL OPPORTUNITIES FUND | MNGOX
------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                     Value (Note 1)

COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED

    2,960    AT&T Corporation
             (Major Telecommunications).......................   $ 77,286
    9,050    Best Buy Company, Inc.+
             (Electronics/Appliance Stores)...................    218,558
   21,800    Cisco Systems, Inc.+
             (Computer Communications)........................    285,471
    7,700    Citigroup, Inc. (Financial Conglomerates)........    270,963
    5,600    Clear Channel Communications, Inc.+
             (Broadcasting)...................................    208,824
    6,600    Computer Sciences Corporation+
             (Information Technology Services)................    227,370
    5,600    Concord EFS, Inc.+
             (Data Processing Services).......................     88,144
    8,200    Costco Wholesale Corporation+
             (Discount Stores)................................    230,461
    2,800    Dell Computer Corporation+
             (Computer Processing Hardware)...................     74,970
    1,700    Devon Energy Corporation
             (Oil & Gas Production)...........................     78,030
    2,400    eBay, Inc.+ (Other Consumer Services)............    162,804
    4,400    Estee Lauder Companies, Inc. (The), Class A
             (Household/Personal Care)........................    116,160
    9,900    First Health Group Corporation+
             (Managed Health Care)............................    241,114
    2,700    Freddie Mac (Finance/Rental/Leasing).............    159,435
    6,700    Hewlett-Packard Company
             (Computer Processing Hardware)...................    116,312
   10,600    Hollywood Entertainment Corporation+
             (Electronics/Appliance Stores)...................    159,795
    2,600    Lehman Brothers Holdings, Inc.
             (Investment Banks/Brokers).......................    138,554
   11,200    Liberty Media Corporation, Class A+
             (Cable/Satellite Television).....................    100,128
    8,400    Lowe's Companies, Inc.
             (Home Improvement Chains)........................    315,000
    6,800    Medtronics, Inc. (Medical Specialties)...........    310,080
    6,900    Microsoft Corporation+
             (Package Software)...............................    356,868
    9,100    Pfizer, Inc. (Pharmaceuticals: Major)............    278,187
    6,100    SBC Communications, Inc.
             (Major Telecommunications).......................    165,371
    5,300    Southwest Airlines Company (Airlines)............     73,670
    8,200    Tiffany & Company (Specialty Stores).............    196,062
    4,200    Verizon Communications, Inc.
             (Major Telecommunications).......................    162,750
    6,500    Viacom, Inc., Class B+ (Media Conglomerates).....    264,940
    6,600    Wal-Mart Stores, Inc. (Discount Stores)..........    333,366
    5,800    Wells Fargo & Company (Major Banks)..............    271,846
                                                              -----------
                                                                5,938,529
TOTAL COMMON STOCKS
             (Cost $15,889,776)............................... 14,575,005

PREFERRED STOCK - 1.9%

GERMANY - 1.9%
      685    Porsche AG (Motor Vehicles)
             (Cost $243,475)..................................    284,430
                                                              -----------
TOTAL SECURITIES
(Cost $16,133,251)............................................ 14,859,435
                                                              -----------

Principal Amount

REPURCHASE AGREEMENT - 1.5%
 $232,000    Merrill Lynch Securities, Inc.^
             1.26% dated 12/31/02, due 1/2/03
             (Cost $232,000)..................................    232,000
                                                              -----------
TOTAL INVESTMENTS - 100.7%.................................... 15,091,435
(Cost $16,365,251)

OTHER ASSETS AND LIABILITIES - (0.7)%
(Net).........................................................   (107,242)
                                                              -----------
NET ASSETS - 100.0%...........................................$14,984,193
                                                              ===========

Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                                             MNSFX |MONTGOMERY GLOBAL FOCUS FUND
                                             -----------------------------------


OSCAR CASTRO, CFA ....................................  Senior Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                        (for the period ended 12/31/02)
                               GLOBAL FOCUS FUND

Since inception (10/2/95) .............................................  (1.09)%
One year .............................................................. (31.06)%
Five years ............................................................ (12.52)%

                                MSCI WORLD INDEX
Since 9/30/95 .........................................................   3.37%
One year .............................................................. (19.54)%
Five years ............................................................  (1.76)%

                               [GRAPHIC OMITTED]

Montgomery Global Focus Fund

July                           $9,999
August                         $9,879
September                      $8,694
October                        $9,474
November                      $10,059
December                       $9,249

MSCI World Index

July                      $13,226
August                    $13,253
September                 $11,799
October                   $12,672
November                  $13,358
December                  $12,713
                       ---------------

Lipper Global Funds Average

July                          $12,703
August                        $12,731
September                     $11,486
October                       $12,161
November                      $12,778
December                      $12,180

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes.

(2) The Lipper Global Funds Average universe consists of 85 funds. You cannot invest directly in an index.


Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

Royal Bank of Scotland Group Plc. .......................................  4.4%
eBay, Inc. ..............................................................  4.1%
Porsche AG ..............................................................  3.8%
GlaxoSmithKline Plc. ....................................................  3.8%
Best Buy Company, Inc. ..................................................  3.5%
L'Oreal S.A. ............................................................  3.4%
Lowe's Companies, Inc. ..................................................  3.4%
Sanofi-Synthelabo S.A. ..................................................  3.4%
Microsoft Corporation ...................................................  3.0%
Costco Wholesale Corporation ............................................  3.0%

                               TOP FIVE COUNTRIES
                     (as a percentage of total net assets)
United States ........................................................... 38.8%
United Kingdom .......................................................... 14.8%
France .................................................................. 12.6%
Germany .................................................................  8.1%
Japan ...................................................................  6.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Because the Montgomery Global Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund underperformed the Morgan Stanley Capital International (MSCI) World Index, returning -16.96%, versus -11.96% for the benchmark. The third quarter was one of the worst we have seen in the past 10 years -- across most geographies and industries -- as continuing anxiety over corporate mistrust and the potential of war plagued the markets. During the fourth quarter, an easing of political tensions, generally oversold conditions in many developed equity markets and a cut in interest rates in the United States and Europe -- all helped markets rebound sharply from the previous quarter's lows. Although stocks enjoyed broad-based gains during the first two months of the quarter, the risk of war with Iraq and concerns over the continued strength of the consumer dampened returns in December. The Fund's concentrated strategy had a negative impact on performance, as larger allocations to underperforming securities took their toll.

Q: WHAT ARE EXAMPLES OF SECTORS OR HOLDINGS THAT PERFORMED POORLY?

A: The Fund underperformed largely due to our overweight position in the consumer services sector and the underperformance of our health care holdings. Lowe's and Seven-Eleven Japan were among the consumer services holdings that fell victim to declines at the end of the year. We maintained a position in Lowe's, but took some profits on Seven-Eleven Japan. We believe that, given Japan's continued economic difficulties, future earnings growth will not be as robust as we had anticipated. In the health care sector, longtime Fund holding First Health Group disappointed because of negative news about a competitor.

Q: WHAT IS AN EXAMPLE OF A HOLDING THAT PERFORMED WELL?

A: Strong Fund performance was driven primarily by stock selection within the technology and communications sectors. Our overweight position in technology, coupled with such strong holdings as Samsung Electronics, provided solid performance for the Fund. Samsung remains heavily exposed to the export sector, where it is making a push to become one of the world's most recognized technology brand names. It is also exposed to the growing local consumer market, whose speed and breadth of development is impressive. In communications Vodafone Group also posted strong results for the quarter. European telecom-services providers have fared much better than their U.S. counterparts due to relatively better revenue and cash flow positions.

Q: WHAT IS YOUR OUTLOOK?

A: A performance comparison of the third and fourth quarters of 2002 illustrates the level of uncertainty currently influencing stock valuations. Equities surged in October despite lingering political and economic fears, whereas earnings reports were generally in line with expectations. This suggests that profit forecasts may have completed a painful downward adjustment to reflect a more challenging economic reality. If so, this should result in more-stable market performance going forward. We believe that stock markets are healthier now than they have been over the past few years. Both companies and investors subscribe to more-realistic earnings forecasts, and a pro-growth administration in the United States should provide a stimulus. Stock market gains during the fourth quarter were largely due to a rebound of growth stocks from deeply oversold prices. A continuation of this trend is likely to be fostered by an improved economic outlook and stronger company fundamentals both of which should provide a lasting positive impact on global equity markets.

Call (800) 572-FUND [3863] / visit montgomeryfunds.com

MONTGOMERY GLOBAL FOCUS FUND | MNSFX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                         Value (Note 1)

COMMON STOCKS - 96.4%

FINLAND - 2.7%
   33,100       Nokia Oyj (Telecommunications Equipment).....  $   525,811

FRANCE - 12.6%
    4,100       Aventis S.A. (Pharmaceuticals: Major)........      222,691
   10,500       BNP Paribas S.A. (Major Banks)...............      427,510
    8,600       L'Oreal S.A. (Household/Personal Care).......      654,222
   10,600       Sanofi-Synthelabo S.A.
                (Pharmaceuticals: Major).....................      647,427
    3,300       Total Fina Elf S.A.
                (Oil Refining/Marketing).....................      470,935
                                                              ------------
                                                                 2,422,785

GERMANY - 4.3%
    3,250       Muenchener Rueckversicherungs-Gesellschaft
                AG (Multi-Line Insurance)....................      388,147
    5,700       SAP AG (Package Software)....................      446,462
                                                              ------------
                                                                   834,609
GREECE - 2.9%
   50,180       Hellenic Telecommunications Organization
                S.A. (Major Telecommunications)..............      551,418

ITALY - 3.5%
   35,000       Banco Popolare di Verona e Novara Scrl
                (Regional Banks).............................      390,113

   37,700       Telecom Italia SpA
                (Major Telecommunications)...................      285,804
                                                              ------------
                                                                   675,917
JAPAN - 6.2%
    8,000       Canon, Inc.
                (Electronic Equipment/Instruments)...........      301,365
   12,300       Fanuc Ltd. (Industrial Machinery)............      544,202
    2,700       Rohm Company Ltd. (Semiconductors)...........      343,814
                                                              ------------
                                                                 1,189,381
KOREA - 2.8%
    4,000       Samsung Electronics Company Ltd., GDR+
                (Electronic Equipment/Instruments)...........      537,000

MEXICO - 1.6%
  132,500       Wal-Mart de Mexico S.A. de C.V.,
                Series V (Discount Stores)...................      302,785

SPAIN - 3.5%
   98,600       Amadeus Global Travel Distribution S.A.,
                Class A
                (Miscellaneous Commercial Service)...........      406,311
   16,600       Gamesa Corporacion Tecnologica S.A.+
                (Aerospace/Defense)..........................      271,707
                                                              ------------
                                                                   678,018
SWITZERLAND - 2.7%
   13,100       Adecco S.A. (Personnel Services).............      513,280

UNITED KINGDOM - 14.8%
   81,500       Barclays Plc. (Major Banks)..................      499,882
   37,911       GlaxoSmithKline Plc.
                (Pharmaceuticals: Major).....................      725,659
  249,400       Granada Plc. (Broadcasting)..................      318,186
   35,080       Royal Bank of Scotland Group Plc.
                (Major Banks)................................      840,326
  260,000       Vodafone Group Plc.
                (Wireless Telecommunications)................  $   475,067
                                                              ------------
                                                                 2,859,120
UNITED STATES - 38.8%
  214,800       ADC Telecommunications, Inc.+
                (Telecommunications Equipment)...............      450,007
   27,700       Best Buy Company, Inc.+
                (Electronics/Appliance Stores)...............      668,955
   30,200       Cisco Systems, Inc.+
                (Computer Communications)....................      395,469
   15,100       Citigroup, Inc. (Financial Conglomerates)....      531,369
   11,700       Clear Channel Communications, Inc.+
                (Broadcasting)...............................      436,293
   11,400       Computer Sciences Corporation+
                (Information Technology Services)............      392,730
   21,700       Concord EFS, Inc.+
                (Data Processing Services)...................      341,558
   20,400       Costco Wholesale Corporation+
                (Discount Stores)............................      573,342
   10,600       Dell Computer Corporation+
                (Computer Processing Hardware)...............      283,815
   11,500       eBay, Inc.+ (Other Consumer Services)........      780,102
   13,300       First Health Group Corporation+
                (Managed Health Care)........................      323,922
    9,500       Lehman Brothers Holdings, Inc.
                (Investment Banks/Brokers) ..................      506,255
   17,400       Lowe's Companies, Inc.
                (Home Improvement Chains)....................      652,500
   11,200       Microsoft Corporation+ (Package Software)....      579,264
   13,600       Viacom, Inc., Class B+
                (Media Conglomerates)........................      554,336
                                                              ------------
                                                                 7,469,917
 TOTAL COMMON STOCKS
 (Cost $20,381,097)                                             18,560,041
                                                              ------------

PREFERRED STOCK - 3.8%

GERMANY - 3.8%
    1,760       Porsche AG (Motor Vehicles)
                (Cost $616,085)..............................      730,797
                                                              ------------
TOTAL INVESTMENTS - 100.2%
(Cost $20,997,182)...........................................   19,290,838

OTHER ASSETS AND LIABILITIES - (0.2)%
(Net)........................................................      (34,129)
                                                              ------------

NET ASSETS - 100.0%..........................................  $19,256,709
                                                              ============
Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                                       MNGLX | MONTGOMERY GLOBAL LONG-SHORT FUND
                                       -----------------------------------------

OSCAR CASTRO .........................................  Senior Portfolio Manager
S. BOB REZAEE ...............................................  Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                         (for the period ended 12/31/02)

                             GLOBAL LONG-SHORT FUND

Since inception (12/31/97) ...........................................   12.14%
One year .............................................................  (16.68)%
Five years ...........................................................   12.14%

                      MSCI ALL-COUNTRY WORLD FREE INDEX /
                  50% SB US T-BILL, 50% MSCI AC WORLD FREE INDEX

Since 12/31/97 ...............................................   (1.94)%/ 1.53%
One year .....................................................  (18.98)%/(8.78)%
Five years ...................................................   (1.94)%/ 1.53%

                               [GRAPHIC OMITTED]

                                               July     August    September   October   November    December
Montgomery Global Long Short Fund            $17,487    $17,352    $16,356    $16,880    $17,572    $16,777
MSCI All-Country World Free Index             $9,422     $9,446     $8,410     $9,029     $9,523     $9,069
50% SB U.S. T-Bill-50% MSCI AC World Free    $10,929    $10,951    $10,358    $10,747    $11,047    $10,520
Lipper Global Funds Average                   $9,451     $9,472     $8,546     $9,048     $9,507     $9,062

(1) The Morgan Stanley Capital International (MSCI) All-Country World Free Index is an unmanaged capitalization-weighted monthly total return index composed of securities available for purchase by foreigners, which are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

(2) The 50% SB US T-Bill, 50% MSCI AC World Free Index is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney Three-Month U.S. Treasury Bill (US T-Bill) Index and adding 50% of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index, as shown above on the graph. The index is rebalanced monthly. The Salomon Smith Barney US T-Bill Index measures monthly return equivalents of yield averages that are not marked-to-market. The index consists of the average of the last three 3-month T-bill issues. Returns for this index are calculated on a monthly basis only.

(3) The Lipper Global Funds Average universe consists of 83 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

S&P 500 Depositary Receipts Trust, Series 1 ..............................  4.8%
International Flavors & Fragrances, Inc. .................................  2.0%
Vodafone Group Plc. ......................................................  1.9%
Oil Service Holders Trust ................................................  1.9%
United Technologies Corporation ..........................................  1.5%
Caterpillar, Inc. ........................................................  1.3%
Exxon Mobil Corporation ..................................................  1.3%
Citigroup, Inc. ..........................................................  1.2%
Anglo American Plc. ......................................................  1.2%
Pfizer, Inc. .............................................................  1.2%

                               TOP FIVE COUNTRIES
                     (as a percentage of total net assets)

United States ...........................................................  48.3%
United Kingdom ...........................................................  6.9%
Singapore ................................................................  2.4%
Germany ..................................................................  1.3%
Canada ...................................................................  1.2%

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: The fund lagged its blended benchmark, which consists of 50% Morgan Stanley Capital International (MSCI) All-Country World Free Index and 50% Salomon Smith Barney Three-Month U.S. Treasury Bill Index, returning -8.72%, versus -5.34% for the benchmark. Investments in consumer services and consumer durables and our lower cash holding relative to the benchmark were the main detractors from performance.

The year 2002 was very difficult for the stock market. Broad market indices such as the S&P 500 and the Russell 2000 declined substantially during the year. The larger international stock markets felt the negative impact as the global economy continued to deteriorate. The United Kingdom's FTSE Index, Germany's DAX Index and Japan's NIKKEI Index all declined substantially. In the final analysis, it was a year where cash and government debt instruments outperformed the equity market by a substantial amount. Throughout the year mixed economic data kept many investors on the sidelines. The prospect of war with Iraq undermined investor confidence as well.

Q: WHAT IS A HOLDING THAT PERFORMED PARTICULARLY WELL?

A: Satyam Computer -- a leader in the offshore software development market -- was a standout performer during the second half of the year. During the year we initiated our purchase of Satyam at an attractive valuation. The company is poised to continue to benefit from technology development outsourcing to low-cost regions such as India. On average, through outsourcing to offshore software developers such as Satyam, the cost of a project can be reduced by half. In addition, we benefited from short-sell positions in several technology companies, including AU Optronics, Infocus and Tokyo Electron, as weak end markets resulted in deteriorating business fundamentals.

Q: WHAT ARE SOME HOLDINGS THAT DISAPPOINTED?

A: As the year unfolded, consumer-related sectors were the major source of disappointment. Our holdings in such retailers as American Eagle Outfitters and Costco Wholesale declined as consumers curtailed their spending due to the weakening economy. The price war in the fast-food segment also had a negative impact on our holding in McDonald's.

Q: WHAT IS YOUR OUTLOOK?

A: Our prospect for 2003 is a gradual but uneven recovery that will likely strengthen as the year unfolds. Both monetary and fiscal policies are helping reinflate the economy. The near-term uncertainties associated with the Iraq conflict continue to undermine investor and business confidence. Following the resolution of this conflict, we would expect a lift in consumer and business confidence, which should result in a strong market recovery during the second half of 2003. Because we expect the U.S. economy to lead the global recovery, our bias is to invest primarily in the U.S. market.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. The Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

Call (800) 572-FUND [3863] / visit montgomeryfunds.com

MONTGOMERY GLOBAL LONG-SHORT FUND | MNGLX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                        Value (Note 1)

COMMON STOCKS -69.6%

BELGIUM - 0.9%
   13,800    Interbrew (Beverages: Alcoholic) ...............     $325,575

BERMUDA - 0.2%
    2,200    ACE Ltd.++ ++
             (Property/Casualty Insurance) ..................       64,548

CANADA - 1.2%
    9,700    Celestica, Inc.+
             (Electronic Production Equipment) ..............      136,770
   12,600    Open Text Corporation+ ++ ++
             (Package Software) .............................      292,005
                                                                 ---------
                                                                   428,775
CHINA/HONG KONG - 0.4%
    7,300    UTStarcom, Inc.+
             (Telecommunications Equipment) .................      144,722

FINLAND - 0.3%
    6,100    Nokia Oyj, Sponsored ADR
             (Telecommunications Equipment) .................       94,550

FRANCE - 0.7%
    4,400    Renault S.A. (Motor Vehicles) ..................      206,598
    2,400    STMicroelectronics N.V. (Semiconductors)........       46,824
                                                                 ---------
                                                                   253,422
GERMANY - 1.3%
   49,200    Aixtron AG
             (Electronic Production Equipment) ..............      234,729
    5,940    Volkswagen AG (Motor Vehicles) .................      214,879
                                                                 ---------
                                                                   449,608

INDIA - 1.2%
   32,300    Satyam Computer Services Ltd., Sponsored
             ADR (Information Technology Services) ..........      415,055

ISRAEL - 0.8%
   18,800    Check Point Software Technologies Ltd.+
             (Internet Software Services) ...................      243,366
    2,800    Orbotech Ltd.+
             (Electronic Production Equipment) ..............       38,528
                                                                 ---------
                                                                   281,894
MEXICO - 1.0%
   23,400    America Movil S.A.de C.V., Series L
             (Wireless Telecommunications) ..................      336,024

NORWAY - 0.4%
   23,100    Tandberg ASA
             (Telecommunications Equipment) .................      133,239

SINGAPORE - 2.4%
   51,000    DBS Group Holdings Ltd. (Major Banks) ..........      323,408
  343,600    Huan Hsin Holdings Ltd.
             (Telecommunications Equipment) .................      182,234
  467,000    MobileOne (Asia) Ltd.+
             (Wireless Telecommunications) ..................      328,447
                                                                 ---------
                                                                   834,089
SOUTH AFRICA - 1.2%
   28,103    Anglo American Plc.
             (Other Metals/Minerals).........................      420,062

SPAIN - 0.6%
   29,500    Banco Santander Central Hispano S.A.
             (Major Banks) ..................................      202,297

SWEDEN - 0.7%
    6,600    Svenska Cellulosa AB
             (Household/Personal Care) ......................      223,183

THAILAND - 1.1%
  200,000    Advanced Info Service Public Company Ltd.
             (Wireless Telecommunications) ..................      165,701
  165,000    Bangkok Bank Public Company Ltd.+
             (Regional Banks)................................      229,432
                                                                 ---------
                                                                   395,133
UNITED KINGDOM - 6.9%
   46,100    BP Plc. (Integrated Oil) .......................      316,523
   86,400    Hays Plc. (Miscellaneous Commercial Service ....      128,312
   80,700    Imperial Chemical Industries Plc.
             (Chemicals: Major Diversified) .................      298,480
   89,000    Matalan Plc. (Apparel/Footwear Retail) .........      303,388
   14,900    Royal Bank of Scotland Group Plc.
             (Major Banks) ..................................      356,923
   17,400    Shire Pharmaceuticals Group Plc.+
             (Pharmaceuticals: Other) .......................      110,645
   18,000    Smiths Group Plc.
             (Industrial Conglomerates) .....................      203,710
  358,000    Vodafone Group Plc.
             (Wireless Telecommunications)...................      654,130
                                                                 ---------
                                                                 2,372,111
UNITED STATES - 48.3%
    7,200    Activision, Inc.+ (Recreational Products) ......      104,904
   15,900    ADC Telecommunications, Inc.+
             (Telecommunications Equipment) .................       33,311
    3,100    Affiliated Computer Services, Inc., Class A+
             (Data Processing Services) .....................      163,215
    6,000    Albertson's, Inc. (Food Retail).................      133,560
    4,900    Amerada Hess Corporation (Integrated Oil).......      269,745
   12,000    American Eagle Outfitters, Inc.+
             (Apparel/Footwear Retail) ......................      165,180
    4,600    American Express Company++ ++
             (Financial Conglomerates) ......................      162,610
    3,300    American International Group, Inc.
             (Multi-Line Insurance) .........................      190,905
    1,000    Analog Devices, Inc.+ ++ ++ (Semiconductors)....       23,870
   18,400    Andrew Corporation+
             (Telecommunications Equipment) .................      189,336
    5,600    Anthem, Inc.+ (Managed Health Care) ............      352,240
   44,800    Ascential Software Corporation+
             (Package Software) .............................      107,744
    4,500    ATMI, Inc.+ ++ ++
             (Electronic Production Equipment) ..............       82,913
    4,900    Bank of America Corporation (Major Banks) ......      340,893
   15,200    BearingPoint, Inc.+
             (Information Technology Services) ..............      104,880
    6,300    Best Buy Company, Inc.+ ++ ++
             (Electronics/Appliance Stores) .................      152,145
    4,600    Biomet, Inc.(Medical Specialties) ..............      131,951
    6,800    BMC Software, Inc.+ ++ ++
             (Computer Processing Hardware) .................      116,348
    4,900    Brocade Communications Systems, Inc.+
             (Computer Communications) ......................       20,286


The accompanying notes are an integral part of these financial statements.

                                       MNGLX | MONTGOMERY GLOBAL LONG-SHORT FUND
                                       -----------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                            Value (Note 1)

COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED

   10,100    Caterpillar, Inc.
             (Trucks/Construction/Farm Machine) ...................  $461,772
    4,400    Cisco Systems, Inc.+
             (Computer Communications) ............................    57,618
   12,033    Citigroup, Inc.
             (Financial Conglomerates) ............................   423,441
    7,440    Comcast Corporation, Class A+
             (Cable/Satellite Television) .........................   175,510
    8,900    Computer Associates International, Inc.+ ++
             (Package Software) ...................................   120,150
    2,300    Computer Sciences Corporation+
             (Information Technology Services) ....................    79,235
   12,601    Comverse Technology, Inc.+ ++ ++
             (Telecommunications Equipment) .......................   126,199
   15,800    Concord EFS, Inc.+ ++ ++
             (Data Processing Services). ..........................   248,692
   12,000    Costco Wholesale Corporation+
             (Discount Stores) ....................................   337,260
   13,700    CSG Systems International, Inc.+ ++ ++
             (Data Processing Services) ...........................   187,073
    2,400    DST Systems, Inc.+ ++ ++
             (Data Processing Services) ...........................    85,320
    1,200    Electronic Arts, Inc.+ ++ ++
             (Recreational Products) ..............................    59,688
    4,200    Electronic Data Systems Corporation++ ++
             (Data Processing Services)............................    77,406
      900    Eli Lilly & Company++ ++
             (Pharmaceuticals: Major) .............................    57,150
    4,500    ePresence, Inc.+ ++ ++
             (Computer Communications) ............................     8,820
    9,400    ESS Technology, Inc.+
             (Semiconductors) .....................................    59,314
    5,700    Exar Corporation+
             (Semiconductors) .....................................    70,823
   13,100    Exxon Mobil Corporation++ ++
             (Integrated Oil) .....................................   457,714
    6,900    Finish Line, Inc.+
             (Apparel/Footwear Retail) ............................    72,864
    1,100    First Data Corporation
             (Data Processing Services) ...........................    38,951
   25,800    Foot Locker, Inc.+
             (Apparel/Footwear Retail) ............................   270,900
   13,700    General Electric Company
             (Industrial Conglomerates) ...........................   333,595
    5,000    Goldman Sachs Group, Inc. (The)
             (Investment Banks/Brokers) ...........................   340,500
    4,000    Guidant Corporation+
             (Medical Specialties) ................................   123,400
    2,500    Helix Technology Corporation
             (Electronic Production Equipment) ....................    28,025
   13,100    Hewlett-Packard Company
             (Computer Processing Hardware) .......................   227,416
    7,300    Hollywood Entertainment Corporation+
             (Electronics/Appliance Stores) .......................   110,047
    6,000    Home Depot, Inc.(The)
             (Home Improvement Chains).............................   143,760
    6,900    Integrated Device Technology, Inc.+
             (Semiconductors)......................................    57,581
    2,300    Intermagnetics General Corporation+
             (Industrial Specialties) .............................    45,310
   19,300    International Flavors & Fragrances, Inc.++ ++
             (Household/Personal Care) ............................   677,430
    2,300    Kenneth Cole Productions, Inc., Class A+
             (Apparel/Footwear) ...................................    46,690
    4,700    KLA-Tencor Corporation+
             (Electronic Production Equipment) ....................   165,980
   16,300    Matrixone, Inc.+
             (Internet Software Services) .........................    71,476
    3,800    McData Corporation, Class B+
             (Computer Communications) ............................    26,809
    4,900    Microsoft Corporation+ ++ ++
             (Package Software) ...................................   253,428
   30,900    Microtune, Inc.+
             (Telecommunications Equipment) .......................    97,180
    8,300    Movie Gallery, Inc.+ ++ ++
             (Electronics/Appliance Stores) .......................   107,526
   10,100    MRO Software, Inc.+
             (Package Software) ...................................   122,917
    6,400    MSC.Software Corporation+
             (Package Software) ...................................    49,408
    4,200    Nasdaq-100 Index Tracking Stock+
             (Investment Trusts/Mutual Funds) .....................   102,354
   11,300    Oil Service Holders Trust
             (Oilfield Services/Equipment) ........................   647,490
   11,400    Oracle Corporation+ ++ ++
             (Package Software) ...................................   123,234
    3,500    Overture Services, Inc.+
             (Internet Software Services) .........................    95,637
   13,700    Pfizer, Inc.
             (Pharmaceuticals: Major) .............................   418,809
    7,500    Philip Morris Companies, Inc.
             (Tobacco) ............................................   303,975
    6,400    Photon Dynamics, Inc.+
             (Electronic Production Equipment) ....................   146,080
    4,000    Plantronics, Inc., Class A+
             (Telecommunications Equipment) .......................    60,520
    4,600    Polycom, Inc.+
             (Telecommunications Equipment) .......................    44,068
    2,900    Procter & Gamble Company (The)
             (Household/Personal Care) ............................   249,226
   18,400    Providian Financial Corporation+ ++ ++
             (Finance/Rental/Leasing) .............................   119,416
   18,700    S&P 500 Depositary Receipts Trust, Series 1
             (Investment Trusts/Mutual Funds) ..................... 1,649,901
   17,300    Safeway, Inc.+
             (Food Retail) ........................................   404,128
   11,600    SBC Communications, Inc.++ ++
             (Major Telecommunications)............................   314,476
    6,400    Siebel Systems, Inc.+
             (Package Software) ...................................    47,808
   12,400    Skyworks Solutions, Inc.+
             (Semiconductors) .....................................   106,826
   43,900    Stellex Industries, Inc.
             (Internet Software Services) .........................   197,330
    3,200    SunGard Data Systems, Inc.+
             (Financial Publishing/Services) ......................    75,392
    1,700    Symantec Corporation+
             (Package Software) ...................................    68,893
    5,700    Symbol Technologies, Inc.
             (Electronic Equipment/Instruments) ...................    46,854
    7,500    Tiffany &Company++ ++
             (Specialty Stores) ...................................   179,325
   16,200    Turnstone Systems, Inc.+
             (Telecommunications Equipment) .......................    43,821
    8,100    Tyco International Ltd.
             (Industrial Conglomerates) ...........................   138,348
    8,400    United Technologies Corporation
             (Aerospace/Defense) ..................................   520,296
    1,900    USA Networks, Inc.+
             (Broadcasting) .......................................    43,482


The accompanying notes are an integral part of these financial statements.

MONTGOMERY GLOBAL LONG-SHORT | FUND MNGLX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                            Value (Note 1)

COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED
       18,900     Verisign, Inc.+
                  (Internet Software Services) .................   $    151,483
        5,500     Veritas Software Corporation+
                  (Package Software) ...........................         85,718
        5,600     Wal-Mart Stores, Inc. (Discount Stores) ......        282,856
        5,700     Walgreen Company (Drug Store Chains) .........        166,383
        4,400     Waters Corporation
                  (Electronic Equipment/Instruments) ...........         95,832
        4,700     Wellpoint Health Networks, Inc.+
                  (Managed Health Care) ........................        334,452
        6,400     Wet Seal, Inc., (The) Class A+
                  (Apparel/Footwear Retail) ....................         69,152
                                                                    -----------
                                                                     16,683,979
TOTAL COMMON STOCKS
(Cost $26,038,038) .............................................     24,058,266
                                                                    -----------
Number of Rights

RIGHTS - 0.0%@

NETHERLANDS - 0.0%@
           1      Vedior N.V. (Cost $18)........................              6
                                                                    -----------
TOTAL SECURITIES
(Cost $26,038,056) .............................................     24,058,272
                                                                    -----------
    Principal Amount

REPURCHASE AGREEMENTS - 23.2%
   $2,012,000     Countrywide Securities, Inc.^
                  1.28% dated 12/31/02, due 1/2/03 .............      2,012,000
    6,000,000     Merrill Lynch Securities, Inc.^
                  1.26% dated 12/31/02, due 1/2/03 .............      6,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,012,000) ..............................................      8,012,000
                                                                   ------------
TOTAL INVESTMENTS - 92.8%
(Cost $34,050,056) .............................................     32,070,272

TOTAL SHORT SALES - (6.8)%
(Proceeds $2,169,218) ..........................................     (2,362,992)

OTHER ASSETS AND LIABILITIES - 14.0%
    (Net).......................................................      4,858,330
                                                                   ------------
    NET ASSETS - 100.0% ........................................   $ 34,565,610
                                                                   ============
Please refer to page 43 for endnotes and abbreviations.



The accompanying notes are an integral part of these financial statements.

                                                        SCHEDULE OF SHORT SALES
                                                   ----------------------------
                                                   December 31, 2002 (Unaudited)

Shares                                                 Proceeds   Value (Note 1)
SHORT SALES - 6.8%

CANADA - 0.7%
    8,800      Imperial Oil Ltd. (Integrated Oil)..   $ 247,987    $ 249,932

FRANCE - 0.5%
    5,100      Accor S.A.
               (Hotels/Resorts/Cruiselines) .......     208,554      154,332

NETHERLANDS - 0.7%
   13,800      ING Groep N.V., Sponsored ADR
               (Financial Conglomerates) ..........     227,323      232,392

SPAIN - 0.5%
   19,600      Banco Bilbao Vizcaya Argentaria S.A.
               (Major Banks) ......................     174,413      187,430

UNITED KINGDOM - 0.6%
   24,300      GUS Plc.
               (Catalog/Specialty  Distribution) ..     225,028      222,394

UNITED STATES - 3.8%
    5,500      Adtran, Inc.+
               (Telecommunications Equipment) .....     118,811      180,895
   31,100      Amkor Technologies, Inc.+
               (Electronic Production Equipment) ..      67,272      147,880
    2,300      Ansys, Inc.+ (Package Software) ....      56,866       46,357
    3,600      Arkansas Best Corporation+
               (Trucking) .........................     100,949       93,546
    1,600      Clear Channel Communications, Inc.+
               (Broadcasting) .....................      50,495       59,664
    6,600      Internet Security Systems
               Corporation+
               (Internet Software Services) .......      85,425      121,110
      800      MGIC Investment Corporation
               (Specialty Insurance) ..............      57,710       33,040
    4,500      Monaco Coach Corporation+
               (Recreational Products) ............      72,166       74,475
   43,900      Sprint Corporation (PCS Group)+
               (Wireless Telecommunications) ......     163,612      192,282
    8,400      Starbucks Corporation+
               (Restaurants) ......................     177,825      171,528
    3,100      Station Casinos, Inc.+
               (Casinos/Gambling) .................      52,512       54,870
   19,800      Western Wireless Corporation+
               (Wireless Telecommunications) ......      50,837      106,425
      600      Zebra Technologies, Inc.+
               (Computer Peripherals) .............      31,433       34,440
                                                    -----------   ----------
                                                      1,085,913    1,316,512
                                                    -----------   ----------
               TOTAL SHORT SALES...................  $2,169,218   $2,362,992
                                                    ===========   ==========


The accompanying notes are an integral part of these financial statements.

MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND | MNGCX
------------------------------------------------------

OSCAR CASTRO, CFA ....................................  Senior Portfolio Manager
STEPHEN PARLETT, CFA ......................................... Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                        (for the period ended 12/31/02)

                       GLOBAL TECH, TELECOM AND MEDIA FUND
Since inception (6/1/93) .............................................    3.42%
One year .............................................................  (30.75)%
Five years ...........................................................   (4.17)%

                 MSCI WORLD TELECOMMUNICATION SERVICES INDEX /
                                MSCI WORLD INDEX
Since 5/31/93 ...............................................    0.41% /  5.31%
One year ....................................................  (30.10)%/(19.54)%
Five years ..................................................   (8.31)%/ (1.76)%

                              [GRAPHIC OMITTED]

                                                 July      August    September   October   November   December
Montgomery Global Communications Fund           $13,094    $13,328    $11,724    $13,504    $15,148    $13,798
MSCI World Telecommunication Services Index      $9,623     $9,574     $8,028    $10,008    $11,114    $10,402
MSCI World Index                                $17,083    $17,118    $15,240    $16,367    $17,253    $16,421
Lipper Telecommunication Funds Average           $6,444     $6,572     $5,714     $6,865     $7,842     $7,055

(1) Effective July 1, 2001, Morgan Stanley Capital International discontinued the MSCI Telecommunications Index. The MSCI World Telecommunication Services Index replaces it. The index shown uses the discontinued index through June 30, 2001, and the MSCI World Telecommunication Services Index beginning July 1, 2001. Index returns are without dividends reinvested.

(2) The MSCI World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes.

(3) The Lipper Telecommunication Funds Average universe consists of 21 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

Vodafone Group Plc. .....................................................  3.9%
Microsoft Corporation ...................................................  3.4%
Viacom, Inc., Class B ...................................................  3.3%
Verizon Communications, Inc. ............................................  2.9%
SBC Communications, Inc. ................................................  2.8%
Fox Entertainment Group, Inc., Class A ..................................  2.7%
Comcast Corporation, Class A ............................................  2.5%
AT&T Corporation ........................................................  2.4%
Clear Channel Communications, Inc. ......................................  2.4%
Telenor A/S .............................................................  2.3%

                               TOP FIVE COUNTRIES
                     (as a percentage of total net assets)

United States ........................................................... 57.5%
United Kingdom ..........................................................  7.3%
Korea ...................................................................  4.8%
Norway ..................................................................  3.2%
Greece ..................................................................  2.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: During the period the Fund underperformed the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index, returning -3.16%, versus 2.39% for the benchmark. Declines in the technology sector -- which is not part of the MSCI index -- offset the Fund's performance. Investments in international telecom stocks helped relative performance, as did our exposure to U.S. media companies. This latter category was also not included in the index, and it performed well due to healthy advertising. As the period progressed, we actively traded at times when the market proved especially volatile. Overall, the core of the portfolio remained unchanged. Attributes that we looked for included high-quality stocks with strong market positions, attractive valuations, positive cash flows and solid balance sheets.

Q: WHICH HOLDING OR SECTOR IN THE FUND PROVED DISAPPOINTING?

A: Leading Thai wireless operator Advanced Info Service struggled during the period, as investors became very concerned about the entrance of a third wireless operator into the Thai market. The company had a difficult second quarter, stemming from significant bad debt losses within an acquired mobile network. We still believe that competition from the third operator should not have a negative impact on the health of the marketplace going forward. As the market leader, Advanced Info Service should eventually benefit from a more rapidly growing wireless market.

Q: WHAT SPECIFIC SECTOR OR HOLDING WITHIN THE PORTFOLIO PERFORMED WELL?

A: Echostar Communications proved to be one of the Fund's best-performing investments. This company is a well-managed direct broadcast satellite business that is taking market share from cable TV operators. Echostar stock suffered in the beginning of the year due to concerns about rising "churn" rates -- customers' canceling service to go with another provider -- and decreasing revenues per customer. Management improved the firm's operating performance in the second half of 2002, however, and canceled its merger with DirecTV in such a way that Echostar's balance sheet was actually left in a stronger position.

Q: WHAT IS YOUR OUTLOOK?

A: We've witnessed some positive data emerging regarding industrial productivity and employment. The economic stimulus package proposed by the Bush administration has provided more optimism about the economic recovery. In addition, we've reached the anniversary of the Federal Reserve Board's late-2001 rate cuts, which should help the economy move forward in a positive direction.

The outlook for the tech, telecom and media sectors remains relatively positive. Investors are feeling more comfortable about returning to these sectors, as they now offer better structure due to the elimination of some weaker names that offered aggressive pricing and marketing. Pent-up demand for security applications and enterprise networking remains, and U.S. government spending on homeland security should help these industries. Furthermore, established companies in the telecom sector should benefit from a favorable regulatory environment as well as possible consolidation and more-rational pricing behavior. Media continues to strengthen in certain areas, with advertising activity stronger than the overall economy due to spending by the auto industry and a strong movie season. Technology remains a question mark, as survey results about future spending from those managers responsible for information technology budgets remain disappointing.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified, and may not be suitable for all investors. Technology securities tend to be relatively volatile compared with other types of investments.

Call (800)572-FUND [3863] / visit montgomeryfunds.com

                          MNGCX | MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND
                          ------------------------------------------------------
                           Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 96.3%

AUSTRIA - 0.6%
      41,300     Telekom Austria AG+
                 (Major Telecommunications) ..................... $  417,894

CANADA - 1.6%
      51,100     Open Text Corporation+
                 (Package Software) .............................  1,184,243

DENMARK - 1.0%
      31,250     TDC A/S (Specialty Telecommunications) .........    758,822

FINLAND - 1.1%
      52,200     Nokia Oyj, Sponsored ADR
                 (Telecommunications Equipment) .................    809,100

FRANCE - 1.9%
      56,600     JC Decaux S.A.+
                 (Advertising/Marketing Services) ...............    682,501
      98,400     Orange S.A.+
                 (Wireless Telecommunications) ..................    679,939
                                                                  ----------
                                                                   1,362,440

GREECE - 2.8%
      53,400     Cosmote Mobile Communications S.A.
                 (Wireless Telecommunications) ..................    527,450
      134,400    Hellenic Telecommunications Organization
                 S.A.(Major Telecommunications) .................  1,476,895
                                                                  ----------
                                                                   2,004,345

INDONESIA - 0.8%
      67,600     PT Telekomunikasi Indonesia, Sponsored ADR
                 (Specialty Telecommunications) .................    573,924

ITALY - 1.7%
      162,300    Telecom Italia SpA
                 (Major Telecommunications) .....................  1,230,399

KOREA - 4.8%
      74,900     KT Corporation, Sponsored ADR
                 (Major Telecommunications) .....................  1,614,095
      31,080     KT Freetel+ (Major Telecommunications) .........    738,971
       4,270     Samsung Electronics Company Ltd.
                 (Electronic Equipment/Instruments) .............  1,130,458
                                                                  ----------
                                                                   3,483,524

MEXICO - 1.5%
      33,900     Telefonos de Mexico S.A. de C.V.,
                 Series L, Sponsored ADR
                 (Major Telecommunications) .....................  1,084,122

NEW ZEALAND - 1.0%
     316,870     Telecom Corporation of New Zealand Ltd.
                 (Major Telecommunications) .....................    751,658

NORWAY - 3.2%
     114,900     Tandberg ASA
                 (Telecommunications Equipment) .................    662,735
     440,600     Telenor A/S (Major Telecommunications) .........  1,683,643
                                                                  ----------
                                                                   2,346,378

PORTUGAL - 1.6%
     172,000     Portugal Telecom, SGPS, S.A.
                 (Major Telecommunications) .....................  1,181,296

RUSSIA - 1.1%
      21,000     Mobile Telesystems, Sponsored ADR
                 (Wireless Telecommunications) ..................    779,940

SINGAPORE - 1.4%
   1,422,000     MobileOne (Asia) Ltd.+
                 (Wireless Telecommunications) ..................  1,000,110

SPAIN - 2.4%
     120,900     Amadeus Global Travel Distribution S.A., Class A
                 (Miscellaneous Commercial Service) .............    498,205
     140,535     Telefonica S.A.+
                 (Major Telecommunications) .....................  1,256,963
                                                                  ----------
                                                                   1,755,168

SWEDEN - 1.5%
     286,600     Telia AB (Major Telecommunications) ............  1,081,236

THAILAND - 1.5%
   1,276,000     Advanced Info Service Public Company Ltd.
                 (Wireless Telecommunications) ..................  1,057,173

UNITED KINGDOM - 7.3%
   1,150,700     Granada Plc. (Broadcasting) ....................  1,468,070
   1,456,600     MMO2 Plc.+
                 (Wireless Telecommunications) ..................  1,043,483
   1,544,482     Vodafone Group Plc.
                 (Wireless Telecommunications) ..................  2,822,046
                                                                  ----------
                                                                   5,333,599

UNITED STATES - 57.5%
      46,500     Activision, Inc.+ ((Recreational Products) .....    677,506
     657,600     ADC Telecommunications, Inc.+
                 (Telecommunications Equipment) .................  1,377,672
      47,100     Advanced Fibre Communications, Inc.+
                 (Telecommunications Equipment) .................    787,748
      56,800     AOL Time Warner, Inc.+
                 (Media Conglomerates) ..........................    744,080
      67,760     AT&T Corporation
                 (Major Telecommunications) .....................  1,769,214
      74,800     AT&T Wireless Services, Inc.+
                 (Wireless Telecommunications) ..................    422,620
      47,200     BellSouth Corporation
                 (Major Telecommunications) .....................  1,221,064
      90,300     BMC Software, Inc.+
                 (Computer Processing Hardware) .................  1,545,033
      70,056     Cisco Systems, Inc.+
                 (Computer Communications) ......................    917,383
      45,700     Clear Channel Communications, Inc.+
                 (Broadcasting) .................................  1,704,153
      77,575     Comcast Corporation, Class A+
                 (Cable/Satellite Television) ...................  1,829,994
      16,300     Commonwealth Telephone Enterprises, Inc.
                 (Specialty Telecommunications) .................    584,274
      25,100     Computer Sciences Corporation+
                 (Information Technology Services) ..............    864,695
      73,900     Convergys Corporation+
                 (Data Processing Services) .....................  1,119,585
      45,700     Dell Computer Corporation+
                 (Computer Processing Hardware) .................  1,223,617
      10,900     eBay, Inc.+ (Other Consumer Services) ..........    739,402
      50,000     Echostar Communications Corporation,
                 Class A+ (Cable/Satellite Television) ..........  1,114,750
      76,100     Fox Entertainment Group, Inc., Class A+
                 (Movies/Entertainment) .........................  1,973,273
      63,900     Hewlett-Packard Company
                 (Computer Processing Hardware) .................  1,109,304
      58,700     Intel Corporation (Semiconductors) .............    914,252


The accompanying notes are an integral part of these financial statements.

MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND | MGNCX
------------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                        Value (Note 1)

COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED

       21,600   International Business Machines Corporation
                (Information Technology Services) ............   $1,674,000
       12,300   Lexmark International, Inc.+
                (Computer Peripherals) .......................      744,150
      122,300   Liberty Media Corporation, Class A+
                (Cable/Satellite Television) .................    1,093,362
       48,300   Microsoft Corporation+
                (Package Software) ...........................    2,498,076
       20,600   New York Times Company (The), Class A
                (Publishing: Newspapers) .....................      942,038
      111,700   Oracle Corporation+
                (Package Software) ...........................    1,207,477
       53,400   Radio One, Inc., Class D+
                (Broadcasting) ...............................      767,625
       74,800   SBC Communications, Inc.
                (Major Telecommunications) ...................    2,027,828
       86,000   Sprint Corporation (PCS Group)+
                (Wireless Telecommunications) ................      376,680
       14,000   Symantec Corporation+
                (Package Software) ...........................      567,350
       80,600   Time Warner Telecom, Inc., Class A+
                (Specialty Telecommunications) ...............      170,469
       45,500   USA Interactives, Inc.+
                (Broadcasting) ...............................    1,041,267
       58,000   Veritas Software Corporation+
                (Package Software) ...........................      903,930
       54,200   Verizon Communications, Inc.
                (Major Telecommunications) ...................    2,100,250
       58,200   Viacom, Inc., Class B+
                (Media Conglomerates) ........................    2,372,232
       36,700   Yahoo!, Inc.+
                (Internet Software Services) .................      599,862
                                                                -----------
                                                                 41,726,215
TOTAL COMMON STOCKS
(Cost $73,152,083) ...........................................   69,921,586
                                                                -----------
TOTAL SECURITIES
(Cost $73,152,083) ...........................................   69,921,586
Principal Amount                                                -----------

REPURCHASE AGREEMENT - 2.7%
   $1,948,000     Merrill Lynch Securities, Inc.^
                  1.26% dated 12/31/02, due 1/2/03
                  (Cost $1,948,000) ..........................    1,948,000
                                                                -----------
TOTAL INVESTMENTS - 99.0%
(Cost $75,100,083) ...........................................   71,869,586

OTHER ASSETS AND LIABILITIES - 1.0%
(Net)                                                               729,065
                                                                -----------

NET ASSETS - 100.0% ..........................................  $72,598,651
                                                                ===========

Please refer to page 43 for endnotes and abbreviations.

The accompanying notes are an integral part of these financial statements.

                                        MNEMX | MONTGOMERY EMERGING MARKETS FUND
                                        ----------------------------------------

JOSEPHINE JIMENEZ, CFA .................... Senior Portfolio Manager
FRANK CHIANG .............................. Senior Portfolio Manager
                  AVERAGE ANNUAL TOTAL RETURNS
                 (for the period ended 12/31/02)

                    EMERGING MARKETS FUND
Since inception (3/1/92)................................   (1.12)%
One year................................................   (8.90)%
Five years..............................................   (9.43)%
Ten years ..............................................   (1.24)%

               MSCI EMERGING MARKETS FREE INDEX
Since 3/1/92 ...........................................    0.79%
One year................................................   (6.00)%
Five years..............................................   (4.58)%
Ten years ..............................................    1.31%

                               [GRAPHIC OMITTED]

                                            July      August  September   October   November    December
Montgomery Emerging Markets Fund           $8,966     $9,011    $8,033     $8,595     $9,157     $8,854
MSCI Emerging Markets Free Index          $10,926    $11,095    $9,898    $10,540    $11,265    $10,891
Lipper Emerging Markets Funds Average     $10,577    $10,646    $9,610    $10,072    $10,700    $10,424

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.


                            TOP TEN HOLDINGS
                 (as a percentage of total net assets)
Samsung Electronics Company Ltd. ....................................      6.5%
Komercni Banka A.S ..................................................      4.4%
Sasol Ltd. ..........................................................      3.5%
Taiwan Semiconductor Manufacturing Company Ltd. .....................      3.3%
OTP Bank Rt. ........................................................      3.1%
Anglo American Plc. .................................................      2.9%
POSCO ...............................................................      2.8%
SK Telecom Company Ltd. .............................................      2.7%
YUKOS, Sponsored ADR ................................................      2.6%
Telefonos de Mexico S.A.de C.V., Series L, Sponsored ADR ............      2.5%

                            TOP FIVE COUNTRIES
                 (as a percentage of total net assets)
Korea ...............................................................     20.3%
Taiwan ..............................................................     13.5%
South Africa ........................................................     10.0%
Brazil ..............................................................     10.0%
Mexico ..............................................................      8.9%

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002?

A: The Fund returned -8.80%, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -7.90%. The six-month period was extremely volatile across all major markets, as such factors as high oil prices, a tech sell-off and the threat of war with Iraq put pressure on emerging markets countries and continued to depress the global economy in the third quarter. By the fourth quarter, however, the emerging markets enjoyed some strong gains, negating a portion of the declines registered earlier in the year.

Q: WHAT ARE EXAMPLES OF HOLDINGS THAT PERFORMED POORLY?

A: One holding that detracted was Philippine Long Distance Telephone (PLDT), which declined in tandem with the market following an unfavorable court ruling on Meralco, a Philippine electricity provider, that required it to reimburse customers for overcharged amounts. We have replaced PLDT with Ayala Land, a premier property developer. In addition, although the performance of our holdings in South Africa was solid, our underweight position in that country detracted from returns. The continued strength of the basic materials industry in South Africa, where we have built sizable positions in such companies as Anglo American Platinum, Gold Fields and Impala Platinum, has contributed to returns.

Q: WHAT ARE EXAMPLES OF HOLDINGS THAT IMPRESSED?

A: Our overweight position and strong stock selection in Brazil contributed to performance. Valuations in Brazil have become extremely attractive due to an overreaction to the election of a leftist president. In September we built on positions in severely oversold stocks such as Petrobras, the country's largest oil producer. While we took profits on some companies, we increased the Fund's overall exposure to Brazil by year-end through additions to Banco Itau and Unibanco. Our holdings of Komercni Banka in the Czech Republic and OTP Bank in Hungary also outperformed for the period. OTP Bank remains a beneficiary of trends in mortgage growth supported by tax breaks and subsidies, whereas Komercni Banka's dominant market position continues to help the bank excel in a very competitive environment.

Q: WHAT IS YOUR OUTLOOK?

A: Emerging markets countries have been subject to a great deal of volatility caused by political instability in Afghanistan, Iraq and, more recently, North Korea. These concerns mask important developments in many of the markets we find promising. Mexico, China and Taiwan are just a few countries leading the developing world in producing more growth opportunities outside the export sector. By creating a strong foundation for personal consumption, credit growth and domestic business investment, these countries are reducing their dependence on trade while providing investment opportunities to the international community. Looking into 2003 we believe that these structural changes will continue to evolve and lead to increased interest in emerging markets stocks as long-term investments. Nevertheless, geopolitical concerns in the near term can potentially have a negative impact on stock prices. A prolonged war with Iraq may have an adverse affect on interest rates, asset valuations and general risk tolerance for all investors. Excluding this and other worries in North Korea and Venezuela, we expect moderate, more balanced activity in the global economy. With consumers carrying a disproportionate burden of growth over the past two years, we expect capital spending to rebound somewhat from its current depressed level. This environment should allow some of the leading emerging markets countries to test the strength of their new engines for growth and create the potential for higher sustainable economic expansion.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

MONTGOMERY EMERGING MARKETS FUND | MNEMX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 93.7%

ARGENTINA - 0.6%
        33,201       Tenaris S.A., Sponsored ADR
                     (Oilfield Services/Equipment) ...........    $    638,123

BRAZIL - 6.2%
        31,300       Aracruz Celulose S.A., Sponsored ADR
                     (Pulp & Paper) ..........................         580,928
       105,200       Companhia Brasileira de
                     Distribuicao Pao de
                     Acucar, Sponsored ADR (Food Retail) .....       1,609,560
        25,000       Companhia Vale do Rio Doce, Series A
                     (Other Metals/Minerals) .................         689,336
       176,100       Petroleo Brasileiro S.A.
                     (Integrated Oil)  .......................       2,626,576
       117,100       Uniao de Bancos Brasileiros S.A., GDR
                     (Regional Banks) ........................       1,282,245
                                                                --------------
                                                                     6,788,645
CHINA/HONG KONG - 6.2%
        80,000       Cheung Kong (Holdings) Ltd.
                     (Real Estate Development) ...............         520,609
       221,000       China Mobile Ltd.+
                     (Wireless Telecommunications) ...........         525,681
       145,500       China Mobile Ltd., Sponsored ADR+
                     (Wireless Telecommunications) ...........       1,757,640
     7,444,000       China Petroleum & Chemical
                     Corporation, Class H
                     (Integrated Oil) ........................       1,250,443
     1,890,000       China Telecom Corporation Ltd.+
                     (Major Telecommunications) ..............         332,023
       564,000       China Unicom Ltd.+
                     (Major Telecommunications) ..............         383,302
     2,693,000       PetroChina Company Ltd., Class H
                     (Integrated Oil) ........................         535,247
        73,800       UTStarcom, Inc.+
                     (Telecommunications Equipment) ..........       1,463,085
                                                                --------------
                                                                     6,768,030

CZECH REPUBLIC - 4.4%
        68,600       Komercni Banka A.S. (Regional Banks).....       4,764,760

HUNGARY - 3.1%
       348,500       OTP Bank Rt. (Regional Banks) ...........       3,424,110

INDIA - 3.6%
        83,995       Hindalco Industries Ltd. (Aluminum) .....       1,027,121
       180,000       Hindustan Lever Ltd.
                     (Household/Personal Care)  ..............         682,273
       280,975       Reliance Industries Ltd.
                     (Oil Refining/Marketing) ................       1,744,448
        79,000       State Bank of India (Regional Banks) ....         465,680
                                                                --------------
                                                                     3,919,522
INDONESIA - 0.7%
     1,817,500       PT Telekomunikasi Indonesia
                     (Specialty Telecommunications) ..........         781,830

ISRAEL - 1.5%
        73,500       Check Point Software Technologies Ltd.+
                     (Internet Software Services) ............         951,457
        18,600       Teva Pharmaceutical Industries Ltd.,
                     Sponsored ADR
                     (Pharmaceuticals: Other) ................         717,960
                                                                --------------
                                                                     1,669,417
KOREA - 20.3%
        46,140       Hyundai Motor Company Ltd.
                     (Motor Vehicles)  .......................       1,079,537
        56,504       Kookmin Bank (Major Banks)  .............       2,000,900
        66,370       Korea Electric Power (KEPCO)
                     Corporation (Electric Utilities)  .......       1,021,249
        32,100       KT Corporation
                     (Major Telecommunications) ..............       1,372,177
        27,680       LG Chem Ltd. (Chemicals: Specialty) .....         947,522
        27,880       LG Electronics, Inc.+
                     (Electronics/Appliances) ................         970,822
        31,140       POSCO (Steel) ...........................       3,098,116
        26,989       Samsung Electronics Company Ltd.
                     (Electronic Equipment/Instruments) ......       7,145,184
        97,470       Shinhan Financial Group Company Ltd.
                     (Regional Banks) ........................       1,019,036
         4,020       Shinsegae Company Ltd.
                     (Specialty Stores)  .....................         506,716
        15,230       SK Telecom Company Ltd.
                     (Wireless Telecommunications) ...........       2,940,576
                                                                --------------
                                                                    22,101,835
MALAYSIA - 1.6%
       447,000       Malayan Banking Berhad (Major Banks) ....         870,474
     1,192,750       Public Bank Berhad (Regional Banks) .....         816,092
                                                                --------------
                                                                     1,686,566

MEXICO - 8.9%
       325,300       Alfa S.A., Series A
                     (Industrial Conglomerates) ..............         522,542
        60,600       America Movil S.A. de C.V., Series L
                     (Wireless Telecommunications)  ..........         870,216
       171,800       Apasco S.A. de C.V.
                     (Construction Materials) ................       1,034,264
        24,100       Fomento Economico Mexicano S.A. de C.V.,
                     Sponsored ADR
                     (Beverages: Alcoholic)  .................         877,722
     2,589,700       Grupo Financiero Bancomer S.A. de C.V.,
                     Series B+ (Regional Banks) ..............       1,966,829
       527,000       Grupo Mexico S.A., Series B+
                     (Other Metals/Minerals)  ................         581,901
        85,980       Telefonos de Mexico S.A. de C.V.,
                     Series L, Sponsored ADR
                     (Major Telecommunications)  .............       2,749,640
       481,800       Wal-Mart de Mexico S.A. de C.V.,
                     Series V (Discount Stores) ..............       1,100,993
                                                                --------------
                                                                     9,704,107

PERU - 1.2%
        50,000       Compania de Minas Buenaventura S.A.,
                     Sponsored ADR (Precious Metals) .........       1,319,500
             1       Ferreyros S.A.+
                     (Trucks/Construction/Farm Machine) ......              --
                                                                --------------
                                                                     1,319,500

PHILIPPINES - 0.5%
     5,711,000       Ayala Land, Inc.
                     (Real Estate Development) ...............         486,748

POLAND - 0.8%
        36,230       Bank Pekao S.A.+ (Regional Banks) .......         894,159

RUSSIA - 6.9%
        53,000       Gazprom, Sponsored ADR, Series S
                     (Oil & Gas Pipelines) ...................         625,400
        33,800       Lukoil, Sponsored ADR (Integrated Oil) ..       2,040,675
        55,400       Mobile Telesystems, Sponsored ADR(a)
                     (Wireless Telecommunications) ...........       2,057,556


The accompanying notes are an integral part of these financial statements.

                                        MNEMX | MONTGOMERY EMERGING MARKETS FUND
                                        ----------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                    Value (Note 1)

COMMON STOCKS - CONTINUED

RUSSIA - CONTINUED
       20,000   YUKOS, Sponsored ADR (Integrated Oil) .... $  2,795,000
                                                           ------------
                                                              7,518,631
SINGAPORE - 0.2%
      111,000   City Developments Ltd.
                (Real Estate Development) ................      266,198

SOUTH AFRICA - 10.0%
       32,600   Anglo American Platinum Corporation Ltd.
                (Precious Metals) ........................    1,204,119
      209,200   Anglo American Plc. ......................
                (Other Metals/Minerals) ..................    3,126,964
      116,000   Gold Fields Ltd. (Precious Metals) .......    1,626,907
       18,930   Impala Platinum Holdings Ltd. ............
                (Precious Metals) ........................    1,209,821
      307,736   Sasol Ltd.(Chemicals: Major Diversified)..    3,767,098
                                                           ------------
                                                             10,934,909
TAIWAN - 13.5%
      439,000   Ambit Microsystems Corporation
                (Computer Communications) ................    1,431,660
    2,507,660   China Steel Corporation (Steel) ..........    1,404,000
    2,714,000   Chinatrust Financial Holding Company+
                (Regional Banks) .........................    2,216,629
    1,553,500   Compal Electronics, Inc.
                (Computer Processing Hardware) ...........    1,614,026
      907,620   Formosa Chemicals & Fibre Corporation
                (Chemicals: Major Diversified) ...........      963,937
      368,000   President Chain Store Corporation
                (Food Retail) ............................      557,576
      198,950   Quanta Computer, Inc. ....................
                (Computer Processing Hardware) ...........      327,277
      187,200   Realtek Semiconductor Corporation
                (Semiconductors) .........................      486,234
      568,000   Synnex Technology International Corporation
                (Computer Processing Hardware) ...........      860,606
    2,912,017   Taiwan Semiconductor Manufacturing
                Company Ltd.+ (Semiconductors) ...........    3,580,142
    2,197,863   United Microelectronics Corporation+
                (Semiconductors) .........................    1,338,381
                                                           ------------
                                                             14,780,468
THAILAND - 1.8%
      356,100   Bangkok Bank Public Company Ltd.+
                (Regional Banks) .........................      495,157
       29,400   Siam Cement Public Company Ltd. (The)
                (Construction Materials) .................      851,680
      870,500   Thai Farmers Bank Public Company Ltd.+
                (Major Banks) ............................      605,214
                                                           ------------
                                                              1,952,051
TURKEY - 1.7%
   98,896,140   Akbank T.A.S.+ (Regional Banks) ..........      326,194
   49,449,000   Arcelik A.S.+ (Electronics/Appliances) ...      385,509
   12,313,789   Enka Insaat ve Sanayi A.S.+
                (Engineering & Construction) .............      302,768
   31,902,000   Koc Holding A.S.+ (Motor Vehicles) .......      330,021
  116,976,000   Tupras-Turkie Petrol Rafinerileri A.S.
                (Oil Refining/Marketing) .................      547,174
                                                           ------------
                                                              1,891,666
UNITED KINGDOM - 0.0%@
         1      Liberty International Plc.
                (Finance/Rental/Leasing) .................            9

TOTAL COMMON STOCKS
(Cost $100,791,847) ......................................  102,291,284
                                                           ------------
PREFERRED STOCKS - 3.8%

BRAZIL - 3.8%
   13,600,000   Banco Itau S.A. (Regional Banks) ........       658,870
   69,000,000   Centrais Eletricas Brasileiras S.A.,
                Series B (Electric Utilities) ............      456,881
      195,700   Companhia Paranaense de Energia-Copel,
                Sponsored ADR (Electric Utilities) .......      549,917
       37,500   Telecomunicacoes Brasileiras S.A.,
                Sponsored ADR
                (Major Telecommunications) ...............      699,375
  138,800,000   Telemar Norte Leste S.A., Series A
                (Major Telecommunications) ...............    1,764,407
      487,888   Vale do Rio Doce, Series B+
                (Other Metals/Minerals) ..................            2

TOTAL PREFERRED STOCKS
(Cost $5,609,337) ........................................    4,129,452
                                                           ------------
TOTAL SECURITIES
(Cost $106,401,184).......................................  106,420,736
                                                           ------------
Principal Amount

REPURCHASE AGREEMENT - 1.5%
$1,641,000      Merrill Lynch Securities, Inc.^
                1.26% dated 12/31/02, due 1/2/03
                (Cost $1,641,000).........................    1,641,000
                                                           ------------
TOTAL INVESTMENTS - 99.0%
(Cost $108,042,184).......................................  108,061,736

OTHER ASSETS AND LIABILITIES - 1.0%
(Net) ....................................................    1,111,326
                                                           ------------
NET ASSETS - 100.0% ...................................... $109,173,062
                                                           ============
Please refer to page 43 for endnotes and abbreviations.

The accompanying notes are an integral part of these financial statements.

MONTGOMERY EMERGING MARKETS FOCUS FUND | MNEFX
-----------------------------------------------

JOSEPHINE JIMENEZ, CFA ................................Senior Portfolio Manager

           AVERAGE ANNUAL TOTAL RETURNS
          (for the period ended 12/31/02)

            EMERGING MARKETS FOCUS FUND
Since inception (12/31/97) .....................      5.87%
One year .......................................     (5.28)%
Five years .....................................      5.87%

         MSCI Emerging Markets Free Index
Since 12/31/97 .................................     (4.58)%
One year .......................................     (6.00)%
Five years .....................................     (4.58)%

                               [GRAPHIC OMITTED]

Montgomery Emerging Markets Focus

July               $13,566
August             $13,338
September          $11,764
October            $12,517
November           $12,992
December           $12,569

MSCI Emerging Markets Free Index

July             $7,937
August           $8,059
September        $7,190
October          $7,656
November         $8,183
December         $7,912

Lipper Emerging Markets Funds Average

July                $8,273
August              $8,327
September           $7,516
October             $7,878
November            $8,370
December            $8,154

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                  TOP TEN HOLDINGS
       (as a percentage of total net assets)

Gold Fields Ltd. ..................................     6.7%
YUKOS, Sponsored ADR ..............................     5.8%
Grupo Financiero Bancomer S.A. de C.V., Series O .. 5.4% Companhia Brasileira de Distribuicao Pao de Acucar,
Sponsored ADR .....................................     5.2%
Komercni Banka A.S. ...............................     5.0%
Synnex Technology International Corporation .......     4.9%
Uniao de Bancos Brasileiros S.A., GDR .............     4.9%
Lukoil, Sponsored ADR .............................     4.8%
Compal Electronics, Inc. ..........................     4.7%
Samsung Electronics Company Ltd. ..................     4.7%

                 TOP FIVE COUNTRIES
       (as a percentage of total net assets)

Brazil ............................................    22.8%
Russia ............................................    18.2%
Korea..............................................    16.4%
Mexico.............................................    12.3%
Taiwan ............................................    9.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Because the Montgomery Emerging Markets Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002?

A: The Fund returned -11.98%, underperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned
-7.90%. The six-month period was extremely volatile across all major markets, as such factors as high oil prices, a tech sell-off and the threat of war with Iraq put pressure on emerging markets countries and continued to depress the global economy in the third quarter. By the fourth quarter, the emerging markets enjoyed some strong gains as an easing of political tensions soothed investors. The Fund's concentrated strategy hindered performance, however, as larger exposures to underperforming holdings took their toll.

Q: WHAT IS AN EXAMPLE OF A HOLDING THAT PERFORMED POORLY?

A: One holding that detracted was Shinsegae, a Korean department store. Worried about consumer spending and debt levels, the Korean government has begun a slowdown of credit card growth by regulating the number of cards issued to consumers. Consumer spending has slowed as a result, and stores such as Shinsegae have suffered. We continue to own Shinsegae and believe that its future growth is still strong. In addition, although the performance of our holdings in South Africa was solid, our underweight position in that country detracted from returns. The continued strength of the basic materials industry in South Africa, where we have built sizable positions in such companies as Anglo American Platinum and Gold Fields, has contributed to returns.

Q: WHAT IS AN EXAMPLE OF A HOLDING THAT IMPRESSED?

A: Our holding of Komercni Banka in the Czech Republic outperformed for the period. Komercni is currently undergoing restructuring to comply with standards to enter the European Union, which it plans to do by 2004. The company's loan portfolio has been cleaned up, and management efficiencies have improved -- resulting in rising profits. Its current dominant market position is also helping the bank excel in a very competitive environment.

Q: WHAT IS YOUR OUTLOOK?

A: Emerging markets countries have been subject to a great deal of volatility caused by political instability in Afghanistan, Iraq and, more recently, North Korea. These concerns mask important developments in many of the markets we find promising. Mexico, China and Taiwan are just a few countries leading the developing world in producing more growth opportunities outside the export sector. By creating a strong foundation for personal consumption, credit growth and domestic business investment, these countries are reducing their dependence on trade while providing investment opportunities to the international community.

Looking into 2003 we believe that these structural changes will continue to evolve and lead to increased interest in emerging markets stocks as long-term investments. Nevertheless, geopolitical concerns in the near term can potentially have a negative impact on stock prices. A prolonged war with Iraq may have an adverse affect on interest rates, asset valuations and general risk tolerance for all investors. Excluding this and other worries in North Korea and Venezuela, we expect moderate, more balanced activity in the global economy. With consumers carrying a disproportionate burden of growth over the past two years, we expect capital spending to rebound somewhat from its current depressed level. This environment should allow some of the leading emerging markets countries to test the strength of their new engines for growth and create the potential for higher sustainable economic expansion.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                  MNEFX | MONTGOMERY EMERGING MARKETS FOCUS FUND
                                  ----------------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 90.5%

BRAZIL - 18.5%
        66,000       Companhia Brasileira de
                     Distribuicao Pao de
                     Acucar, Sponsored ADR (Food Retail) .........  $ 1,009,800
        29,700       Companhia Vale do Rio Doce, Sponsored
                     ADR (Other Metals/Minerals) .................      816,750
        55,700       Petroleo Brasileiro S.A. (Integrated Oil) ...      830,780
        86,400       Uniao de Bancos Brasileiros S.A., GDR
                     (Regional Banks) ............................      946,080
                                                                    -----------
                                                                      3,603,410
CHINA/HONG KONG - 3.8%
       309,000       China Mobile Ltd.+
                     (Wireless Telecommunications) ...............      735,002

CZECH REPUBLIC - 5.0%
        13,900       Komercni Banka A.S. (Regional Banks) ........      965,454

KOREA - 16.4%
        15,750       LG Electronics, Inc.+
                     (Electronics/Appliances) ....................      548,438
         9,000       POSCO (Steel) ...............................      895,409
         3,420       Samsung Electronics Company Ltd.
                     (Electronic Equipment/Instruments) ..........      905,426
         6,200       Samsung Electronics Company Ltd., GDR
                     (Electronic Equipment/Instruments) ..........      832,350
                                                                    -----------
                                                                      3,181,623
MEXICO - 12.3%
        47,200       America Movil S.A. de C.V., Series L
                     (Wireless Telecommunications) ...............      677,792
        18,600       Fomento Economico Mexicano S.A. de C.V.,
                     Sponsored ADR
                     (Beverages: Alcoholic) ......................      677,412
     1,376,000       Grupo Financiero Bancomer S.A. de C.V.,
                     Series O+ (Regional Banks)  .................    1,045,047
                                                                    -----------
                                                                      2,400,251
RUSSIA - 18.2%
        59,600       Gazprom, Sponsored ADR, Series S
                     (Oil & Gas Pipelines) .......................      703,280
        15,500       Lukoil, Sponsored ADR (Integrated Oil) ......      935,812
        21,200       Mobile Telesystems, Sponsored ADR(a)
                     (Wireless Telecommunications) ...............      787,368
         8,000       YUKOS, Sponsored ADR (Integrated Oil) .......    1,118,000
                                                                    -----------
                                                                      3,544,460
SOUTH AFRICA - 6.7%
        92,800       Gold Fields Ltd. (Precious Metals) ..........    1,301,526

TAIWAN - 9.6%
       878,000       Compal Electronics, Inc.
                     (Computer Processing Hardware) ..............      912,208
       629,000       Synnex Technology International
                     Corporation
                     (Computer Processing Hardware) ..............      953,030
                                                                    -----------
                                                                      1,865,238

TOTAL COMMON STOCKS
(Cost $16,919,651)  ..............................................   17,596,964
                                                                    -----------
PREFERRED STOCK - 4.3%

BRAZIL - 4.3%
   125,900,000       Centrais Eletricas Brasileiras S.A.,
                     Series B (Electric Utilities)
                     (Cost $602,849)  ............................      833,643
                                                                    -----------
TOTAL SECURITIES
(Cost $17,522,500) ...............................................   18,430,607
                                                                    -----------

Principal Amount

REPURCHASE AGREEMENT - 5.1%
      $998,000       Merrill Lynch Securities, Inc.^
                     1.26% dated 12/31/02, due 1/2/03
                     (Cost $998,000)  ............................      998,000
                                                                    -----------
TOTAL INVESTMENTS - 99.9%
(Cost $18,520,500) ...............................................   19,428,607

OTHER ASSETS AND LIABILITIES - 0.1%
(Net) ............................................................       26,559
                                                                    -----------

NET ASSETS - 100.0% ..............................................  $19,455,166
                                                                   ============
Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

MONTGOMERY TOTAL RETURN BOND FUND | MNTRX
-----------------------------------------

WILLIAM STEVENS ......................................  Senior Portfolio Manager
MARIE CHANDOHA ..............................................  Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                        (for the period ended 12/31/02)

                             TOTAL RETURN BOND FUND
Since inception (6/30/97)................................................  8.22%
One year ................................................................ 10.20%
Five years ..............................................................  7.73%

                      LEHMAN BROTHERS AGGREGATE BOND INDEX
Since 6/30/97............................................................  8.04%
One year ................................................................ 10.26%
Five years ..............................................................  7.55%

                               [GRAPHIC OMITTED]

                                                             July      August    September   October    November   December
Montgomery Total Return Bond Fund                           $14,698    $14,945    $15,211    $15,125    $15,147    $15,450
Lehman Brothers Aggregate Bond Index                        $14,579    $14,825    $15,065    $14,997    $14,992    $15,302
Lipper Intermediate Investment-Grade Debt Funds Average     $13,357    $13,582    $13,760    $13,687    $13,718    $13,993

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)
FHLMC, 2501 AM, 5.500% due 01/15/16 ......................................  7.1%
GNMA, TBA February, 30 Yr., 5.500% due 02/15/32 ..........................  3.7%
FNMA, Pool #660136, 7.500% due 08/01/32 ..................................  3.5%
FNMA, TBA February, 30 Yr., 5.000% due 02/25/32 ..........................  3.3%
FHLMC, Pool #G01415, 7.000% due 05/01/32 .................................  3.2%
U.S. Treasury Bonds, 3.000% due 11/15/07 .................................  3.1%
U.S. Treasury Bonds, 7.125% due 02/15/23 .................................  2.7%
U.S. Treasury Bonds, 6.125% due 11/15/27 .................................  2.6%
FNMA, Pool #655928, 7.000% due 08/01/32 ..................................  2.5%
FNMA, Pool #323762, 6.500% due 05/01/29 ..................................  2.3%

                                   ASSET MIX
                     (as a percentage of total investments)
Mortgage Pass-throughs ................................................... 23.8%
Corporate Bonds and Notes ................................................ 24.6%
Collateralized Mortgage Obligations ...................................... 19.0%
Treasuries ............................................................... 12.1%
Asset-Backed Securities ..................................................  8.4%
Agencies .................................................................  7.2%
Other ....................................................................  4.9%

                                INVESTMENT GRADE
                     (as a percentage of total investments)
Aaa ...................................................................... 71.3%
Aa .......................................................................  4.4%
A ........................................................................  7.7%
Baa ...................................................................... 11.6%
Nonrated .................................................................  5.0%

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund outperformed the Lehman Brothers Aggregate Bond Index, returning 6.37%, versus 6.22% for the benchmark. The Fund benefited from security selection in the corporate sector and within mortgage-backed securities, in addition to timely sector rotation and movement into and out of pockets of the corporate market that became either under- or overvalued.

Q: WHAT SECTORS OR HOLDINGS PROVED BENEFICIAL TO PERFORMANCE?

A: In the third quarter, the Fund benefited from holding few investments in sectors and firms that hurt the corporate bond market. We did not own Dynegy, El Paso or any other poorly performing companies in the utilities sector that suffered from a wave of corporate accounting scandals. For most of the third quarter, the Fund's corporate allocation reaped the rewards of our focus on "flight to quality" sectors, including banks, brokers, supermarkets, aerospace/defense, railroads and real estate investment trusts (REITs). In the fourth quarter, the Fund's overweighting in telecom companies--a position we had started to build late in the third quarter--and in BBB-rated bonds helped performance. Throughout the period a focus on mortgage-backed securities that were resilient to prepayments boosted performance. We were able to locate mortgages that were less likely to be paid off early as homeowners refinanced at lower interest rates. The prepayments would have required us to reinvest the proceeds at lower prevailing rates.

Q: WHICH HOLDINGS PROVED DISAPPOINTING?

A: In the third quarter, the Fund's overweighting in autos, PSEG Power and AT&T Wireless detracted from performance. In the fourth quarter, both an underweighting in utilities and agency securities and an overweighting in the 10-year maturity sector had a negative impact.

Q: WHAT IS YOUR OUTLOOK?

A: The economic climate appears brighter. We are now focusing on outperforming in a stronger economic environment. The combination of a reasonably solvent consumer, a declining dollar, razor-thin inventories, continued high productivity and pent-up demand for capital goods--all make for a solid backdrop. In addition, the Federal Reserve Board has maintained an aggressive easing policy, and the Bush administration, working with the new Republican majority in Congress, is likely to provide a fiscal stimulus in the form of tax cuts and additional federal spending. Investors, waiting for conditions to improve, have also kept a significant amount of cash in money market funds, which could benefit the economy going forward. War, terrorism and a trend toward increasing savings, however, may cause a pullback in consumer spending.

Despite volatility and increasing prepayments, we remain overweighted in the mortgage market due to better relative value in certain pockets of the sector. We believe that 2003 should be a good year for the corporate market, and thus we maintain a modestly overweighted position in that sector. Due to increased supply expected in January, a potentially ugly earnings season and the near-term prospects for war, we expect to increase our allocation in the corporate sector as it becomes more attractively priced. We retained an overweighting in telecom and have reduced our holdings in utilities, REITs and commercial mortgage-backed securities.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Recent performance of this Fund is due in part to economic conditions, particularly the steep drop in the federal funds rate, which may not be repeated in the future.

Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                                       MNTRX | MONTGOMERY TOTAL RETURN BOND FUND
                            ----------------------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Principal Amount                                        Value (Note 1)


ASSET-BACKED SECURITIES - 8.1%
       $382,914  Advanta Mortgage Loan Trust,
                 Series 1998-2 A13,
                 6.360% due 01/25/25 .................  $ 392,218
        305,000  American Express Credit Account Master
                 Trust, Series 2001-2 A,
                 5.530% due 10/15/08## ...............    331,264
        191,925  BMW Vehicle Owner Trust,
                 Series 2001-A A3,
                 4.700% due 03/25/05## ...............    194,272
        100,000  Capital Auto Receivables Asset Trust,
                 Series 2002-4 A2B,
                 1.740% due 01/17/05 .................    100,086
        700,000  Citibank Credit Card Issuance Trust,
                 Series 2000-A1 A1,
                 6.900% due 10/15/07  ................    780,582
        300,000  Citibank Credit Card Master Trust 1,
                 Series 1999-2 A,
                 5.875% due 03/10/11  ................    330,954
        192,000  Citibank Credit Card Master Trust I,
                 Series 1998-2 A,
                 6.050% due 01/15/10 .................    213,852
        200,000  Connecticut RRB Special Purpose Trust,
                 Series 2001-1 A5,
                 6.210% due 12/30/11 .................    225,558
        135,000  DaimlerChrysler Auto Trust,
                 Series 2002-C A3,
                 2.560% due 11/08/06  ................    136,533
        223,000  First Union-Lehman Brothers-Bank of
                 America, Series 1998-C2A2,
                 6.560% due 11/18/35 .................    252,258
         11,437  Ford Credit Auto Owner Trust,
                 Series 2000-A A4,
                 7.090% due 11/17/03 .................     11,496
        750,000  Ford Credit Auto Owner Trust,
                 Series 2002-D A3A,
                 2.680% due 02/15/06## ...............    760,246
          3,000  Green Tree Home Equity Loan Trust,
                 Series 1999-D A3,
                 7.300% due 08/15/18 .................      3,006
         71,393  IndyMac Home Equity Loan Asset-Backed
                 Trust, Series 1998-A AF4,
                 6.310% due 10/25/29 .................     72,768
        460,000  MBNA Master Credit Card Trust,
                 Series 2001-A1 A1,
                 5.750% due 10/15/08## ...............    503,053
        100,000  MBNA Master Credit Card Trust,
                 Series 2000-I A,
                 6.900% due 01/15/08 .................    111,006
        292,000  PECO Energy Transition Trust,
                 Series 2000-A A3,
                 7.625% due 03/01/10 .................    348,244
         19,181  Premier Auto Trust,
                 Series 1999-1 A4,
                 5.820% due 10/08/03 .................     19,232
        750,000  Toyota Auto Receivables Owner Trust,
                 Series 2002-C A3,
                 2.650% due 11/15/06 .................    759,740

TOTAL ASSET-BACKED SECURITIES
(Cost $5,434,078) ....................................  5,546,368
                                                       ----------

CORPORATE BONDS AND NOTES - 23.9%
        260,000  Alberta Energy Company Ltd., Notes,
                 7.375% due 11/01/31## ...............    305,171
        105,000  Albertson's, Inc., Debentures,
                 8.000% due 05/01/31 .................    123,411
        240,000  AOL Time Warner, Inc., Notes,
                 6.875% due 05/01/12 .................    253,465
        38,000   AT&T Corporation, Notes,
                 6.000% due 03/15/09 .................     37,946
        130,000  AT&T Corporation, Senior Notes,
                 7.300% due 11/15/11 .................    142,091
        377,000  AT&T Corporation, Senior Notes,
                 8.375% due 03/15/13  ................    428,242
        305,000  AT&T Wireless Services, Inc., Notes,
                 8.125% due 05/01/12 .................    306,525
        150,000  BellSouth Corporation, Notes,
                 6.000% due 10/15/11 .................    164,488
        143,000  Boeing Company, Debentures,
                 6.625% due 02/15/38 .................    142,696
        220,000  Branch Banking & Trust, Notes,
                 4.875% due 01/15/13 .................    222,567
        125,000  British Telecom Plc., Bonds,
                 8.625% due 12/15/30 .................    159,362
        420,000  Burlington Northern Santa Fe, Notes,
                 6.530% due 07/15/37## ...............    429,577
        320,000  Canadian National Railway Company,
                 Bonds, 7.375% due 10/15/31## ........    388,120
        100,000  Canadian Natural Resources Ltd.,
                 Senior Notes,
                 6.450% due 06/30/33 .................    103,292
        210,000  Cardinal Health, Inc., Notes,
                 6.750% due 02/15/11 .................    239,799
        315,000  Carolina Power & Light, Notes,
                 6.800% due 08/15/07  ................    355,544
        405,000  Citigroup, Inc., Notes,
                 5.000% due 03/06/07  ................    432,237
        135,000  Citigroup, Inc., Notes,
                 6.000% due 02/21/12 .................    148,149
         90,000  Clear Channel Communications,
                 Senior Notes,
                 7.650% due 09/15/10 .................    101,957
        220,000  Conoco Funding Company, Inc., Notes,
                 5.450% due 10/15/06 .................    237,460
         60,000  ConocoPhillips, Inc., Notes,
                 6.375% due 03/30/09  ................     66,617
        105,000  ConocoPhillips, Notes,
                 8.750% due 05/25/10  ................    131,400
        110,000  Consolidated Edison Company, Series B,
                 Debentures,
                 7.500% due 09/01/10 .................    131,252
        160,000  Countrywide Home Loans, Inc., Notes,
                 4.250% due 12/19/07 .................    161,936
         55,000  Countrywide Home Loans, Inc., Notes,
                 5.625% due 05/15/07 .................     58,829
         25,000  Cox Communications, Inc., Notes,
                 7.125% due 10/01/12 .................     27,768
        365,000  DaimlerChrysler N.A. Holdings, Notes,
                 6.400% due 05/15/06 .................    393,455
        210,000  DaimlerChrysler N.A. Holdings, Notes,
                 7.300% due 01/15/12 .................    235,651

The accompanying notes are an integral part of these financial statements.

MONTGOMERY TOTAL RETURN BOND FUND | MNTRX
----------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Principal Amount                                               Value (Note 1)

CORPORATE BONDS AND NOTES - CONTINUED
   $240,000       Deutsche Telekom International Finance,
                  Bonds, 8.250% due 06/15/30 ............       $ 277,236
     65,000       Diageo Capital Plc., Notes,
                  3.500% due 11/19/07 ...................          65,331
     45,000       Dominion Resources, Inc., Bonds,
                  6.750% due 12/15/32 ...................          46,184
    223,000       Dominion Resources, Inc., Senior
                  Notes, 6.250% due 06/30/12 ............         236,819
    605,000       Ford Motor Credit Company, Notes,
                  7.250% due 10/25/11 ...................         587,864
     90,000       General Electric Capital Corporation,
                  Notes, 5.450% due 01/15/13 ............          93,486
    220,000       General Electric Capital Corporation,
                  Notes, 4.250% due 01/15/08 ............         225,622
    315,000       General Electric Capital Corporation,
                  Notes, 5.000% due 06/15/07 ............         333,537
    110,000       General Motors Acceptance Corporation,
                  Bonds, 8.000% due 11/01/31 ............         110,599
    490,000       General Motors Acceptance Corporation,
                  Notes, 7.000% due 02/01/12 ............         492,076
    105,000       Goldman Sachs Group, Inc., Notes,
                  5.500% due 11/15/14 ...................         105,835
    100,000       Household Finance Corporation, Notes,
                  6.375% due 10/15/11 ...................         104,551
     95,000       Household Finance Corporation, Notes,
                  7.000% due 05/15/12 ...................         104,052
     55,000       Husky Energy, Inc., Notes,
                  6.250% due 06/15/12 ...................          59,153
    250,000       Kellogg Company, Debentures,
                  7.450% due 04/01/31## .................         304,520
    120,000       Koninklijke KPN N.V., Senior Notes,
                  8.000% due 10/01/10 ...................         140,529
     75,000       Kroger Company, Senior Notes,
                  6.800% due 04/01/11 ...................          82,212
    345,000       Lockheed Martin Corporation, Notes,
                  7.200% due 05/01/36## .................         410,715
    165,000       MBNA America Bank N.A., Notes,
                  6.625% due 06/15/12  ..................         167,953
    135,000       MBNA America Bank N.A., Senior Notes,
                  7.750% due 09/15/05## .................         148,161
    240,000       MBNA Corporation, Notes,
                  5.625% due 11/30/07 ...................         245,117
    105,000       Morgan Stanley Dean Witter & Company,
                  Bonds, 5.800% due 04/01/07 ............         113,898
    105,000       Morgan Stanley Dean Witter & Company,
                  Notes, 7.250% due 04/03/32 ............         119,628
    110,000       Petroleos Mexicanos, Notes,
                  6.500% due 02/01/05 ...................         116,462
     25,000       Placer Dome, Inc., Notes,
                  7.125% due 05/15/03  ..................          25,345
    200,000       Potash Corporation of Saskatchewan,
                  Notes, 7.750% due 05/31/11 ............         233,153
    123,000       PSEG Power, Bonds,
                  7.750% due 04/15/11 ...................         130,475
     60,000       Quest Diagnostics, Inc., Notes,
                  6.750% due 07/12/06 ...................          65,379
    335,000       Quest Diagnostics, Inc., Bonds,
                  7.500% due 07/12/11 ...................         383,010
    205,000       Safeway, Inc., Notes,
                  5.800% due 08/15/12 ...................         214,512
     50,000       Southwest Airlines Company,
                  Pass-through Certificates,
                  5.496% due 11/01/06 ...................          52,819
     85,000       Southwest Airlines Company,
                  Pass-through Certificates,
                  6.126% due 11/01/06 ...................          89,697
    270,000       Target Corporation, Debentures,
                  6.350% due 11/01/32 ...................         282,247
    190,000       Telstra Corporation Ltd., Notes,
                  6.375% due 04/01/12 ...................         210,215
    160,000       TRW, Inc., Debentures,
                  7.750% due 06/01/29 ...................         188,721
    170,000       TRW, Inc., Notes,
                  6.625% due 06/01/04 ...................         176,689
    160,000       Unilever Capital Corporation, Notes,
                  6.875% due 11/01/05 ...................         179,395
    265,000       Union Pacific Corporation, Notes,
                  6.125% due 01/15/12 ...................         289,860
    325,000       United Mexican States, Notes,
                  8.375% due 01/14/11 ...................         367,250
     75,000       Vastar Resources, Inc., Notes,
                  6.390% due 01/15/08 ...................          83,768
     35,000       Verizon Global Funding, Inc., Notes,
                  6.125% due 06/15/07 ...................          38,395
    505,000       Verizon New Jersey, Inc., Debentures,
                  5.875% due 01/17/12 ...................         535,055
    195,000       Viacom, Inc., Notes,
                  5.625% due 05/01/07  ..................         212,856
    130,000       Vodafone Group Plc., Notes,
                  7.750% due 02/15/10 ...................         153,320
    293,000       Wachovia Corporation, Notes,
                  4.950% due 11/01/06 ...................         312,651
    110,000       Wal-Mart Stores, Inc., Notes,
                  4.375% due 07/12/07 ...................         115,963
    305,000       Washington Mutual Finance, Inc.,
                  Notes, 4.375% due 01/15/08 ............         310,786
    425,000       Wells Fargo Bank N.A., Notes,
                  6.450% due 02/01/11 ...................         477,102
    330,000       Weyerhaeuser Company, Notes,
                  6.125% due 03/15/07 ...................         353,294
    150,000       Weyerhaeuser Company, Notes,
                  6.750% due 03/15/12 ...................         163,551

TOTAL CORPORATE BONDS AND NOTES
(Cost $15,309,746) ......................................      16,266,055
                                                               -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 19.6%
CMOs:
    200,000       1637G (PAC), 6.000% due 06/15/23##.....         212,287
    253,295       16D (TAC), 10.000% due 10/15/19##......         263,259
    454,295       2098VA (PAC), 6.000% due 10/15/05##....         475,869
    120,470       2114VM (AD), 6.000% due 09/15/04##.....         124,103
    400,000       2343CG (PAC), 6.500% due 08/15/29......         417,360
    245,013       2355V, 5.500% due 05/15/16## ..........         256,737
    480,000       2413 VB (AD), 6.500% due 02/15/19 .....         506,906


The accompanying notes are an integral part of these financial statements.

                                       MNTRX | MONTGOMERY TOTAL RETURN BOND FUND
                                       -----------------------------------------
                            Portfolio Investments: December 31, 2002 (Unaudited)

Principal Amount                                             Value (Note 1)

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - CONTINUED
CMOS - CONTINUED
   $  575,000   2424 TG (PAC), 7.000% due 03/15/32## ......    $   625,245
      500,000   2500HC, 5.000% due 09/15/17 ...............        494,844
    4,659,812   2501 AM, 5.500% due 01/15/16 ..............      4,822,906
    1,403,786   2521PU (PAC), 5.500% due 05/15/10 .........      1,500,296
                                                               -----------
                                                                 9,699,812
PASS-THROUGHS:
      993,277   Gold Pool #P60031, 6.500% due 07/01/14 ....      1,043,332
      420,160   Pool #C66960, 7.500% due 05/01/32 .........        446,810
    2,081,807   Pool #G01415, 7.000% due 05/01/32 .........      2,186,548
                                                               -----------
                                                                 3,676,690
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $13,174,726) ........................................     13,376,502
                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 24.0%

AGENCIES:
    2,170,000   TBA February, 30 Yr., 5.000% due 02/25/32..      2,214,077
      135,000   TBA January, 30 Yr., 5.500% due 01/25/32...         35,398
                                                               -----------
                                                                 2,249,475
CMOs:
      500,000   1673J (PAC), 6.000% due 04/15/23## ........        535,840
      176,600   1988-16B (PAC), 9.500% due 06/25/18## .....        200,836
      171,408   1993-135 PG (PAC), 6.250% due 07/25/08## ..        182,011
      209,505   2001-36V (AD), 5.500% due 10/25/15 ........        219,481
      250,000   2001-44PD (PAC), 7.000% due 09/25/31 ......        269,492
      750,000   2002-70 QV (PAC), 5.500% due 03/25/22 .....        765,937
      300,000   2149TR (PAC), 6.500% due 01/15/22## .......        305,813
                                                               -----------
                                                                 2,479,410
PASS-THROUGHS:
    1,517,052   Pool #323762, 6.500% due 05/01/29 .........      1,580,650
      247,069   Pool #359420, 5.500% due 07/01/24## .......        253,806
      913,582   Pool #545721, 7.500% due 06/01/32 .........        968,682
      118,726   Pool #591318, 5.000% due 07/01/31 .........        118,272
      527,328   Pool #636885, 7.000% due 04/01/32 .........        553,859
      765,677   Pool #640290, 6.500% due 08/01/32 .........        797,587
      479,862   Pool #641546, 7.000% due 04/01/32 .........        504,005
      333,716   Pool #649231, 6.500% due 07/01/32 .........        347,624
      424,817   Pool #653855, 6.500% due 08/01/32 .........        442,522
      747,844   Pool #655765, 6.500% due 08/01/32 .........        779,025
    1,632,776   Pool #655928, 7.000% due 08/01/32 .........      1,714,925
    2,276,409   Pool #660136, 7.500% due 08/01/32 .........      2,412,994
    1,127,005   Pool #662958, 6.500% due 09/01/32 .........      1,173,974
                                                               -----------
                                                                11,647,925
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $16,102,073) ........................................     16,376,810
                                                               -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.7%

AGENCIES:
    2,450,000   TBA February, 30 Yr., 5.500% due 02/15/32..      2,501,298

CMOs:
      320,000   1997-16PI (PAC), 6.500% due 11/20/26 ......        328,300

PASS-THROUGHS:
       23,896   Pool #345362, 8.500% due 01/15/23 .........         26,289
       44,687   Pool #349544, 8.500% due 02/15/23 .........         49,163
        4,354   Pool #359315, 8.500% due 07/15/23 .........          4,790
      266,440   Pool #552711, 7.000% due 08/15/32## .......        282,466
                                                               -----------
                                                                   362,708
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $3,135,302) .........................................      3,192,306
                                                               -----------
U.S. TREASURY BONDS - 9.9%
    2,078,000   U.S. Treasury Bonds, 3.000% due 11/15/07 ...     2,103,000
      135,000   U.S. Treasury Bonds, 3.250% due 08/15/07 ...       138,343
      920,000   U.S. Treasury Bonds, 4.000% due 11/15/12 ...       933,010
    1,487,000   U.S. Treasury Bonds, 6.125% due 11/15/27##..     1,737,408
    1,417,000   U.S. Treasury Bonds, 7.125% due 02/15/23##..     1,824,719

TOTAL U.S. TREASURY BONDS
(Cost $6,652,839) .........................................      6,736,480
                                                               -----------
U.S. TREASURY NOTES - 1.9%
    1,153,000   U.S. Treasury Notes, 5.750% due 11/15/05
               (Cost $1,264,849) ..........................      1,274,561
                                                               -----------
TOTAL SECURITIES
(Cost $61,073,613) ........................................     62,769,082
                                                               -----------
REPURCHASE AGREEMENTS - 4.7%
    2,224,000   Greenwich Capital Securities, Inc.^
                1.30% dated 12/31/02, due 1/2/03 ..........      2,224,000
    1,000,000   Merrill Lynch Securities, Inc.^
                1.26% dated 12/31/02, due 1/2/03 ..........      1,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,224,000) .........................................      3,224,000
                                                               -----------
TOTAL INVESTMENTS - 96.8%
(Cost $64,297,613) ........................................     65,993,082

OTHER ASSETS AND LIABILITIES - 3.2%
(Net)                                                            2,179,637
                                                               -----------

NET ASSETS - 100.0% .......................................    $68,172,719
                                                               ===========

Please refer to page 43 for endnotes and abbreviations.

The accompanying notes are an integral part of these financial statements.

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MNSGX
------------------------------------------------------

WILLIAM STEVENS ................................ Senior Portfolio Manager
MARIE CHANDOHA ........................................ Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                         (for the period ended 12/31/02)

                       SHORT DURATION GOVERNMENT BOND FUND

Since inception (12/18/92)........................................... 6.43%
One year ............................................................ 6.28%
Five years .......................................................... 6.41%
Ten years ........................................................... 6.41%

                 LEHMAN BROTHERS GOVERNMENT BOND 1-3 YEAR INDEX

Since 12/18/92....................................................... 6.08%
One year ............................................................ 6.01%
Five years .......................................................... 6.51%
Ten years ........................................................... 6.08%

                               [GRAPHIC OMITTED]

                                                   July      August   September    October   November    December
Montgomery Short Duration Government Bond Fund    $18,470    $18,566    $18,731    $18,772    $18,705    $18,867
Lehman Brothers Government Bond 1-3 Year Index    $17,658    $17,729    $17,872    $17,917    $17,867    $18,038
Lipper Short U.S. Government Funds Average        $16,596    $16,666    $16,773    $16,798    $16,759    $16,896

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

(2) The Lipper Short U.S. Government Funds Average universe consists of 38 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

U.S. Treasury Notes, 5.750% due 11/15/05 ................................ 11.8%
FHLMC, 2501 AM, 5.500% due 01/15/16 .....................................  8.4%
U.S. Treasury Notes, 3.375% due 04/30/04 ................................  7.7%
U.S. Treasury Notes, 5.875% due 11/15/04 ................................  4.9%
U.S. Treasury Notes, 6.000% due 01/15/10 ................................  4.2%
U.S. Treasury Notes, 5.500% due 11/15/13 ................................  3.5%
U.S. Treasury Notes, 5.500% due 12/15/13 ................................  2.8%
FNMA, 2000-6 Z,7.500% due 02/20/30 ......................................  2.8%
FNMA, Pool #656026, 6.000% due 09/01/17 .................................  2.5%
FNMA, 1993-188K (PAC), 6.000% due 10/25/08 ..............................  2.2%

                                    ASSET MIX
                     (as a percentage of total investments)

Treasuries ..............................................................  40.6%
Collateralized Mortgage Obligations .....................................  35.1%
Mortgage Pass-throughs ..................................................  11.7%
Asset-Backed Securities .................................................   9.2%
Agencies ................................................................   1.1%
Corporate Bonds and Notes ...............................................   0.2%
Other ...................................................................   2.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE SIX-MONTH PERIOD, AND WHY?

A: The Fund performed roughly in line with the Lehman Brothers Government Bond 1-3 Year Index, returning 3.29%, versus 3.38% for the benchmark. Performance was helped by our investments in conservative, liquid, high-quality, higher-yielding securities in the agency mortgage market, which outperformed the benchmark in part because of increased demand from banks. Short-term interest rates fell dramatically during the period, pushed lower by aggressive Federal Reserve Board monetary policy. Interest rates also fell sharply in the latter stages of 2002 because many investors, wary of a potential war with Iraq and fears of a "double-dip" recession, sought the safety and liquidity of bonds.

Q: WHAT SPECIFIC SECTOR OR HOLDING WITHIN THE PORTFOLIO PERFORMED WELL?

A: The Fund benefited from its overweight position in mortgage-backed securities. The Fed lowered the benchmark federal funds rate by 0.50 percentage point in the fourth quarter due to continued economic weakness. This development provided a positive backdrop for mortgage-backed securities, which offer a yield advantage over comparable Treasuries. Through extensive research, we were able to identify a number of higher-yielding mortgage-backed securities that were particularly resistant to prepayments; that is, they were less susceptible to homeowners' refinancing their mortgages to take advantage of lower interest rates. In turn, holders of mortgage-backed securities -- like the Fund -- are forced to reinvest the prepaid principal at lower prevailing rates. We were able to initiate investments in prepay-resilient mortgages well before they became attractive to others in the market, enabling the Fund to benefit significantly when their prices appreciated.

Q: WHICH HOLDING OR SECTOR IN THE FUND PROVED DISAPPOINTING?

A: The Fund's bottom-up security selection process in mortgage-backed securities resulted in an overweighting in the five-year sector and an underweighting in the two-year sector. Continued economic uncertainty and the resulting rate cut by the Fed in November resulted in the outperformance of the two-year segment relative to its five-year counterpart. This development and our positioning in those sectors detracted from performance.

Q: WHAT IS YOUR OUTLOOK?

A: The market ended 2002 on a strong note, reaching some of the lowest yield levels for the year. We feel that the Fed will be ready to lower rates -- yet at the same time we believe that economic growth will encourage it not to. We expect a further pickup in the economy in the second half of 2003, as the effects of the Fed's aggressive rate-cutting policy and the president's fiscal stimulus in the form of tax cuts and increased spending kick in. In this scenario we could envision the Fed shifting to a monetary policy predicated on raising rates to temper growth and head off inflation. Against that backdrop it should be a strong period for high-quality securities offering a yield advantage relative to Treasuries. We anticipate maintaining an overweight position in mortgage-backed securities, to gather the additional yield they provide within an anticipated lower-volatility environment. Our focus will remain on higher-quality, liquid securities that offer attractive yields; this could allow us to react quickly if war or a sudden pullback in spending by the American consumer creates an unexpected economic contraction.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If held to maturity, the rate of return is fixed and the Fund will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

Recent performance of this Fund is due in part to economic conditions -- particularly the steep drop in the federal funds rate, which may not be repeated in the future.

Call (800) 572-FUND [3863] / visit montgomeryfunds.com

                          MNSGX | MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                          ------------------------------------------------------
                           Portfolio Investments: December 31, 2002 (Unaudited)


Principal Amount                                              Value (Note 1)

ASSET-BACKED SECURITIES - 8.9%
$        1,453,888  Advanta Mortgage Loan Trust,
                    Series 1999-3 A3,
                    7.38% due 10/25/17 ....................   $   1,466,609
         4,430,000  American Express Credit Account
                    Master Trust, Series 1999-1 A,
                    5.60% due 11/15/06 ....................       4,647,174
         2,726,105  Chase Funding Mortgage Loan,
                    Series 2001-3 2A1,
                    1.63% due 10/25/31 ....................       2,725,253
         4,015,000  Citibank Credit Card Issuance Trust,
                    Series 00-A1 A1,
                    6.90% due 10/15/07 ....................       4,477,195
         3,075,000  Citibank Credit Card Master Trust I,
                    Series 1997-7 A,
                    6.65% due 11/15/06 ....................       3,338,782
         4,000,000  DaimlerChrysler Auto Trust,
                    Series 2002-B A3,
                    2.93% due 06/06/06 ....................       4,069,733
         4,600,000  DaimlerChrysler Auto Trust,
                    Series 2002-A A3,
                    3.85% due 04/06/06 ....................       4,737,073
           775,858  EQCC Home Equity Loan Trust,
                    Series 99-1 A3F,
                    5.92% due 11/20/24 ....................         788,708
         1,140,000  Ford Credit Auto Owner Trust,
                    Series 2002-B A3A,
                    4.14% due 12/15/05 ....................       1,173,330
         3,750,000  Ford Credit Auto Owner Trust,
                    Series 2002-D A3A,
                    2.68% due 02/15/06  ...................       3,801,232
         1,600,000  Honda Auto Receivables Owner Trust,
                    Series 2002-1 A4,
                    4.22% due 04/16/07 ....................       1,670,410
         4,000,000  Honda Auto Receivables Owner Trust,
                    Series 2002-3 A3,
                    3.00% due 05/18/06 ....................       4,074,167
         1,950,000  MBNA Master Credit Card Trust,
                    Series 2000-A A,
                    7.35% due 07/16/07## ..................       2,155,516
         4,619,000  MBNA Master Credit Card Trust,
                    Series 2000-I A,
                    6.90% due 01/15/08 ....................       5,127,349
           262,500  Sears Credit Account Master Trust,
                    Series 1997-1 A,
                    6.20% due 07/16/07 ....................         265,807
         3,600,000  Toyota Auto Receivables Owner Trust,
                    Series 2002-C A3,
                    2.65% due 11/15/06  ...................       3,646,752
           538,548  USAA Auto Owner Trust,
                    Series 2001-2 A2,
                    2.42% due 05/17/04 ....................         538,875

TOTAL ASSET-BACKED SECURITIES
(Cost $47,995,997) ........................................      48,703,965
                                                               ------------
CORPORATE BONDS AND NOTES - 0.2%
         1,115,000  Province of Manitoba, Debentures,
                    6.750% due 03/01/03
                    (Cost $1,115,060) .....................       1,123,073
                                                               ------------
FEDERAL HOME LOAN BANK (FHLB) - 0.9%
           500,000  7.583% (FLTR) due 07/29/03# ...........         516,150
         4,550,000  7.860% (FLTR) due 07/30/03# ...........       4,698,011

TOTAL FEDERAL HOME LOAN BANK
(Cost $5,166,168)  ........................................       5,214,161
                                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 17.0%

CMOs:
            81,253  1464JB (AD), 7.400% due 02/15/03##.....          81,395
         3,099,376  1488PG (PAC), 7.000% due 04/15/08......       3,388,335
         7,445,355  1490CA (PAC), 6.500% due 04/15/08......       7,877,244
         1,614,744  1618G (PAC), 5.850% due 10/15/07##.....       1,628,642
           132,627  1661PG (PAC), 6.000% due 03/15/08##....         132,733
         2,176,645  16D (TAC), 10.000% due 10/15/19## .....       2,262,265
         2,245,127  2098VA (PAC), 6.000% due 10/15/05##....       2,351,747
           331,070  2106BC (PAC), 5.500% due 06/15/17......         335,126
         1,539,949  2114VM (AD), 6.000% due 09/15/04##.....       1,586,388
         1,893,425  2122VA (AD), 6.000% due 09/15/05##.....       1,959,547
         3,249,683  2175TC (PAC), 6.000% due 02/15/17 .....       3,269,993
         2,143,352  2360PA (PAC), 6.000% due 01/15/06......       2,148,639
         7,438,237  2405CM (PAC), 5.500% due 12/15/11......       7,475,428
         4,145,400  2405JA (PAC), 6.000% due 06/15/05## ...       4,145,400
        44,552,348  2501 AM, 5.500% due 01/15/16 ..........      46,111,680
         4,901,561  2509 TU (PAC), 5.500% due 10/15/09.....       5,233,948
           815,200  T22 A4, 7.120% due 10/25/27 ...........         851,757
                                                               ------------
                                                                 90,840,267
NOTES:
         1,000,000  MTN, 5.000% due 05/19/03 ..............       1,004,014
         1,750,000  MTN, 6.375% due 11/15/03 ..............       1,826,426
                                                               ------------
                                                                  2,830,440
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $92,952,617)  .......................................      93,670,707
                                                               ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 28.5%

AGENCIES:
         5,885,000  TBA January, 30 Yr., 5.500% due
                    01/25/32 ..............................       6,000,864

CMOs:
         5,914,044  1992-18HC (PAC), 7.500%
                    due 03/25/07## ........................       6,285,520
         7,090,000  1992-193HB (PAC), 6.500%
                    due 11/25/07## ........................       7,511,246
         3,314,207  1993-104ZB, 6.500% due 07/25/23 .......       3,472,538
         5,692,655  1993-10PH (PAC), 6.500%
                    due 12/25/07## ........................       5,950,826
        10,950,000  1993-188K (PAC), 6.000% due
                    10/25/08## ............................      11,989,822
         3,500,000  1993-231M (PAC), 6.000% due 12/25/08          3,713,828
         8,295,000  1993-240PC (PAC), 6.250% due
                    07/25/13## ............................       8,840,007
           624,773  1993-85PG (PAC), 6.250% due
                    05/25/07## ............................         625,090
           624,181  1993-99D (AD), 6.700% due 03/25/04 ....         639,560
           276,196  1994-39PG (PAC), 6.150% due 06/25/20...         276,912
         4,238,110  1999-11B (AD), 5.500% due 04/25/07.....       4,461,107
         2,416,565  1999-34VE (AD), 6.500% due 09/25/05....       2,500,390
        13,938,299  2000-6 Z, 7.500% due 02/20/30..........      15,248,826
         2,327,832  2001-36V (AD), 5.500% due 10/25/15.....       2,438,677
         4,000,000  2001-44PD (PAC), 7.000% due 09/25/31...       4,311,875
         6,424,403  2002-70 QU (PAC), 5.500% due 05/25/10..       6,855,792
         7,105,567  2002-78VA (AD), 5.500% due 06/25/10 ...       7,569,927
                                                               ------------
                                                                 92,691,943

PASS-THROUGHS:
           423,137  Gold Pool #E40290, 8.500%
                    due 06/01/07 ..........................         447,569
           170,490  Gold Pool #G10007, 8.500%
                    due 03/01/06 ..........................         180,334
           808,793  Gold Pool #L74747, 5.500%
                    due 05/01/03## ........................         824,880

The accompanying notes are an integral part of these financial statements.

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MNSGX
------------------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)

Principal Amount                                                Value (Note 1)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-- CONTINUED
PASS-THROUGHS--CONTINUED
$   166,091   Gold Pool #L74798, 5.000% due 08/01/03## .......  $    169,155
    366,754   Gold Pool #L74820, 5.000% due 09/01/03## .......       373,520
  9,542,590   Gold Pool #P50019, 7.000% due 07/01/24 .........    10,019,720
  7,713,427   Gold Pool #P60031, 6.500% due 07/01/14## .......     8,108,740
  2,443,137   Pool #100220, 8.000% due 07/15/16 ..............     2,674,661
    492,226   Pool #252432, 5.000% due 02/01/09 ..............       508,792
  5,901,251   Pool #323762, 6.500% due 05/01/29 ..............     6,148,642
    402,500   Pool #348144, 8.500% due 04/01/10 ..............       428,569
  1,127,594   Pool #420599, 5.000% due 03/01/27 ..............     1,127,526
    218,649   Pool #457220, 10.000% due 09/01/12 .............       246,871
  5,678,516   Pool #645401, 6.000% due 05/01/17 ..............     5,942,161
 13,370,882   Poo1 #6.000% due 09/01/17 ......................    13,991,673
  6,354,975   Pool #660136, 7.500% due 08/01/32 ..............     6,736,274
      2,231   Pool #730288, 8.500% due 07/01/06 ..............         2,347
                                                                ------------
                                                                  57,931,434
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $153,697,715)                                              156,624,241
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)--1.2%

CMOs:
    909,712   1996-22VA (AD), 7.000%, due 01/16/05 ...........       939,010
  1,514,775   1998-18VL (AD), 6.500%, due 07/20/05 ...........     1,584,242
                                                                ------------
                                                                   2,523,252
PASS-THROUGHS:
      2,794   Pool #001123, 10.500%, due 01/20/19 ............         3,231
  1,887,953   Pool #354782, 8.000%, due 03/15/24## ...........     2,062,920
  1,957,593   Pool #780210, 8.000%, due 07/15/10## ...........     2,115,581
                                                                ------------
                                                                   4,181,732
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $6,427,500) ............................................     6,704,984
                                                                ------------
U.S. TREASURY NOTES - 39.2%
 41,273,000   U.S. Treasury Notes, 3.375% due 04/30/04## .....    42,390,260
 18,472,698   U.S. Treasury Notes, 5.500% due  11/15/13## ....    18,996,572
 15,000,000   U.S. Treasury Notes, 5.500% due  12/15/13 ......    15,454,688
 58,850,000   U.S. Treasury Notes, 5.750% due   11/15/05 .....    65,054,555
 24,946,000   U.S. Treasury Notes, 5.875% due  11/15/04 ......    26,942,653
  9,359,535   U.S. Treasury Notes, 6.000% due  10/15/08 ......     9,915,623
 21,392,450   U.S. Treasury Notes, 6.000% due  01/15/10 ......    22,908,306
  9,727,884   U.S. Treasury Notes, 6.000% due  08/01/17## ....    10,179,536
 3,732,421    U.S. Treasury Notes, 6.500% due  08/01/32 ......     3,889,600

TOTAL U.S. TREASURY NOTES
(Cost $214,155,849) ..........................................   215,731,793
                                                                ------------
TOTAL SECURITIES
(Cost $521,510,906) ..........................................   527,772,924
                                                                ------------
REPURCHASE AGREEMENTS--0.5%
  2,022,000   Greenwich Capital Securities, Inc.^
              1.30% dated 12/31/02, due 1/2/03 ...............     2,022,000
  1,000,000   Merrill Lynch Securities, Inc.^
              1.26% dated 12/31/02, due 1/2/03 ...............     1,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,022,000) ............................................     3,022,000
                                                                ------------
TOTAL INVESTMENTS - 96.4%
(Cost $524,532,906) ..........................................   530,794,924

OTHER ASSETS AND LIABILITIES - 3.6%
(Net) ........................................................    19,585,663
                                                                ------------
NET ASSETS - 100.0% ..........................................  $550,380,587
                                                                ============
Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                                            MNGXX | MONTGOMERY MONEY MARKET FUND
                                            ------------------------------------

WILLIAM STEVENS ........................................Senior Portfolio Manager
MARIE CHANDOHA ............................................... Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURNS
                         (for the period ended 12/31/02)
                          GOVERNMENT MONEY MARKET FUND
Since inception (9/14/92) ...............................................  4.33%
One year ................................................................  1.32%
Five years ..............................................................  4.25%
Ten years ...............................................................  4.36%
One-day yield ...........................................................  0.90%
Seven-day yield .........................................................  0.95%

                             LIPPER U.S. GOVERNMENT
                           MONEY MARKET FUNDS AVERAGE
Since 9/30/92 ...........................................................  4.10%
One year ................................................................  1.08%
Five years ..............................................................  3.97%
Ten years ...............................................................  4.13%

The Lipper U.S. Government Money Market Funds Average universe consists of six funds.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors. You cannot invest directly in an index.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2002?

A: The Fund returned 0.61% during the period, outperforming the benchmark Lipper U.S. Government Money Market Funds Average, which returned 0.48%.

Q: WHAT FACTORS CHARACTERIZED THE GOVERNMENT MONEY MARKET DURING THE PERIOD?

A: The Federal Reserve Board lowered the benchmark federal funds rate to 1.25% at its November meeting as well as moved from a bias toward lowering short-term interest rates to stimulate economic growth to a more neutral stance. Although the Fed's rate cut was considered aggresive, economic data released after the meeting was softer than expected. The flat shape of the money market yield curve at year-end--with one-year money market rates essentially the same as shorter-term yields--indicated that the markets expected the Fed to keep rates on hold in the coming year.

Q: HOW WAS THE FUND STRUCTURED?

A: We continued to take a conservative approach, focusing on repurchase agreements and U.S. government agency securities. We maintained a light exposure--less than 5%--to high-quality AAA-rated asset-backed securities and investment- grade corporate paper. Fourth quarter 2002 was quieter than the past several, with fewer corporate scandals. Although the corporate market improved toward the end of 2002, we did not assume increased credit risk in the Fund, believing that we would not have been compensated adequately on a risk/reward basis.

Q: WHAT IS YOUR OUTLOOK?

A: We believe that the economy should continue its slow recovery in 2003, picking up speed in the second half. We also think that the Fed will wait to raise interest rates until it is absolutely certain that a risk of inflationary pressures is building. Threats of war and terrorism could continue to dampen economic growth. Geopolitical uncertainties aside, we think that multiple positive factors--including a stimulative monetary policy implemented by the Fed as well as the potential for positive fiscal policy moves in the form of tax cuts and further spending by the federal government--bolster prospects for U.S. economic growth in 2003. Any signs of improvement in growth would likely cause the money market yield curve to resume an upward slope--with long-term yields higher than those of short-term alternatives--as market participants would anticipate an eventual Fed rate hike.

Call (800) 572-FUND [3863] / visit montgomeryfunds.com

MONTGOMERY GOVERNMENT MONEY MARKET FUND | MNGXX
-----------------------------------------------
Portfolio Investments: December 31, 2002 (Unaudited)


Principal Amount                                      Value (Note 1)

ASSET-BACKED SECURITIES - 2.0%
$ 3,569,567     USAA Auto Owner Trust,
                Series 2002-1 A1,
                1.789% due 10/15/03
                (At amortized cost) ...............  $  3,569,567

CORPORATE NOTES - 0.8%
  1,500,000     Wells Fargo Company, Notes,
                6.875% due 04/15/03
                (At amortized cost)................     1,520,633

FEDERAL FARM CREDIT - 5.5%
  2,530,000     Discount Note due 10/02/03.........     2,499,383
  3,000,000     2.125% due 01/28/03 ...............     2,999,796
  2,500,000     5.150% due 01/07/03 ...............     2,501,166
  2,000,000     6.750% due 01/13/03 ...............     2,003,072
                                                     ------------
TOTAL FEDERAL FARM CREDIT (At amortized cost) .....    10,003,417

FEDERAL HOME LOAN BANK (FHLB) - 43.1%
 19,763,000     Discount Note due 01/02/03 ........    19,762,521
 20,000,000     Discount Note due 01/03/03 ........    19,998,622
  1,055,000     2.125% due 01/15/03 ...............     1,055,039
  3,000,000     5.500% due 01/21/03 ...............     3,005,075
  1,000,000     5.420% due 01/22/03 ...............     1,001,812
    250,000     5.610% due 01/23/03 ...............       250,526
  3,250,000     2.200% due 01/28/03 ...............     3,249,981
  1,500,000     5.000% due 02/14/03 ...............     1,504,908
  6,740,000     7.000% due 02/14/03 ...............     6,776,969
  2,675,000     5.000% due 02/28/03 ...............     2,683,925
  1,500,000     2.625% due 03/20/03 ...............     1,499,449
  5,000,000     1.750% due 07/29/03 ...............     5,001,920
  1,650,000     7.583% due 07/29/03 ...............     1,695,963
  1,000,000     1.625% due 08/12/03 ...............       999,294
  1,750,000     3.060% due 10/24/03 ...............     1,771,311
  6,500,000     1.860% due 11/10/03 ...............     6,500,000
  2,000,000     6.375% due 11/14/03 ...............     2,081,963
                                                     ------------
TOTAL FEDERAL HOME LOAN BANK (At amortized cost)...    78,839,278

MUNICIPAL BONDS - 2.4%
4,300,000       Tennessee Valley Authority,
                Series I, 5.000% due 12/18/03
                (At amortized cost) ...............     4,442,514

TOTAL SECURITIES
(At amortized cost) ...............................    98,375,409
                                                     ------------

REPURCHASE AGREEMENTS - 46.1%
$16,000,000     Bear Stearns Securities, Inc.^
                1.29% dated 12/31/02, due 1/2/03 ..    16,000,000
19,988,000      Countrywide Securities, Inc.^
                1.28% dated 12/31/02, due 1/2/03...    19,988,000
34,254,000      Greenwich Capital Securities, Inc.^
                1.30% dated 12/31/02, due 1/2/03 ..    34,254,000
13,978,000      Merrill Lynch Securities, Inc.^
                1.26% dated 12/31/02, due 1/2/03...    13,978,000

TOTAL REPURCHASE AGREEMENTS
(At amortized cost) ...............................    84,220,000
                                                     ------------
TOTAL INVESTMENTS - 99.9%
(At amortized cost) ...............................   182,595,409

OTHER ASSETS AND LIABILITIES - 0.1%
(Net) .............................................       167,898
                                                     ------------

NET ASSETS - 100.0% ...............................  $182,763,307
                                                     ============

Please refer to page 43 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.

                                                          ENDNOTES TO PORTFOLIOS
                                                          ----------------------

+           Non-income-producing security.

#           Floating-rate note reflects the rate in effect at December 31, 2002.

##          Security subject to dollar roll transactions. See notes 1 and 4.

@           Amount represents less than 0.1%.

++ ++       All or a portion of this security held as collateral for short sale.

^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2002. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.

(a) All or a portion of this security is considered illiquid--those securities that are unable to be sold within seven days.

ABBREVIATIONS
AD          Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR         American Depositary Receipt
FLTR        Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
GDR         Global Depositary Receipt
MTN         Medium-Term Notes
PAC         Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
TAC         Target Amortization Class; bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA         To-Be-Announced Security

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
December 31, 2002 (Unaudited)

ASSETS:                                                                              GROWTH          MID CAP         SMALL CAP
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*) .................................   $ 127,943,415    $  73,206,595    $  37,196,649
  Repurchase agreements ......................................................       1,603,000        2,674,000          819,000
                                                                                 -------------    -------------    -------------
Total Investments ............................................................     129,546,415       75,880,595       38,015,649
Collateral held for securities on loan (note 4) ..............................       5,088,600        6,249,687        5,570,300
Cash .........................................................................             649              539              472
Foreign currency, at value (Cost $13,396, $1, $636 and $2,207) ...............              --               --               --
Receivables:
  Dividends ..................................................................         108,174           17,537            2,052
  Interest ...................................................................              56               94               29
  Expenses absorbed by Manager ...............................................          80,447           90,512           25,321
  Shares of beneficial interest sold .........................................              --               --               --
  Investment securities sold .................................................       2,014,763               --            9,431
                                                                                 -------------    -------------    -------------
Total Assets .................................................................     136,839,104       82,238,964       43,623,254
                                                                                 -------------    -------------    -------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Short sales (Proceeds $2,169,218) (note 1) ...................................              --               --               --
Payables:
  Collateral payable to broker ...............................................       5,088,600        6,249,687        5,570,300
  Shares of beneficial interest redeemed .....................................              --               --               --
  Investment securities purchased ............................................         329,591               --           96,682
  Management fees ............................................................         115,298          109,764           33,568
  Administration fees ........................................................          11,483            5,663            7,007
  Share Marketing Plan fees (note 3) .........................................             250               --           16,204
  Custodian fees .............................................................           7,486            7,494            6,087
  Trustees' fees and expenses ................................................          24,028           15,578            7,678
  Accounting fees ............................................................          44,128           26,798           16,777
  Cash overdrafts payable to custodian .......................................              --               --               --
  Transfer agency and servicing fees .........................................         188,674           95,396           17,052
  Foreign tax preparation fees ...............................................              --               --               --
  Insurance fees .............................................................          13,574            6,263           13,506
  Other accrued liabilities and expenses .....................................         201,812          102,745           46,355
                                                                                 -------------    -------------    -------------
Total Liabilities ............................................................       6,024,924        6,619,388        5,831,216
                                                                                 -------------    -------------    -------------
Net Assets ...................................................................   $ 130,814,180    $  75,619,576    $  37,792,038
                                                                                 -------------    -------------    -------------
Investments at identified cost ...............................................   $ 136,013,539    $  75,241,329    $  37,247,287

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ........   $    (117,082)   $    (420,279)   $    (235,467)
Accumulated net realized gain/(loss) on investments ..........................     (89,538,603)     (16,799,223)     (23,559,953)
Net unrealized appreciation/(depreciation) ...................................      (6,467,124)         639,266          768,362
Shares of beneficial interest ................................................         148,402           93,289           51,730
Additional paid-in capital ...................................................     226,788,587       92,106,523       60,767,366
                                                                                 -------------    -------------    -------------
Net Assets ...................................................................   $ 130,814,180    $  75,619,576    $  37,792,038

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
  Class R shares .............................................................   $ 130,775,808    $  75,619,576    $  36,895,028
  Class P shares .............................................................          38,372              N/A          897,010
  Class A shares .............................................................             N/A              N/A              N/A
  Class B shares .............................................................             N/A              N/A              N/A
  Class C shares .............................................................             N/A              N/A              N/A
                                                                                 -------------    -------------    -------------
Net Assets ...................................................................   $ 130,814,180    $  75,619,576    $  37,792,038
Number of Fund shares outstanding:
  Class R shares .............................................................      14,835,848        9,328,941        5,046,628
  Class P shares .............................................................           4,343              N/A          126,334
  Class A shares .............................................................             N/A              N/A              N/A
  Class B shares .............................................................             N/A              N/A              N/A
  Class C shares .............................................................             N/A              N/A              N/A
                                                                                 -------------    -------------    -------------
Total Shares .................................................................      14,840,191        9,328,941        5,172,962
Class R shares: Net asset value, offering and redemption price per share
  outstanding ................................................................   $        8.81    $        8.11    $        7.31
                                                                                 -------------    -------------    -------------
Class P shares: Net asset value, offering and redemption price per share
  outstanding ................................................................   $        8.84              N/A    $        7.10
                                                                                 -------------    -------------    -------------
Class A shares: Net asset value per share outstanding ........................             N/A              N/A              N/A
                                                                                 -------------    -------------    -------------
Class A shares: Offering price per share outstanding+ ........................             N/A              N/A              N/A
                                                                                 -------------    -------------    -------------
Class B shares: Net asset value, offering and redemption price per share
  outstanding ................................................................             N/A              N/A              N/A
                                                                                 -------------    -------------    -------------
Class C shares: Net asset value, offering and redemption price per share
  outstanding ................................................................             N/A              N/A              N/A
                                                                                 -------------    -------------    -------------

* Securities on loan at December 31, 2002, were valued at $5,013,182, $6,124,832, $5,475,391, $2,548,878, $908,007 and $1,397,043 for the Growth
   Fund, Mid Cap Fund, Small Cap Fund, International Growth Fund, Global Opportunities Fund and Global Focus Fund, respectively.
+  The sales load is 5.75%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL         GLOBAL               GLOBAL              GLOBAL
   GROWTH          OPPORTUNITIES           FOCUS             LONG-SHORT
 -----------------------------------------------------------------------

$ 26,189,005        $ 14,859,435        $ 19,290,838        $ 24,058,272
          --             232,000                  --           8,012,000
  ----------          ----------          ----------          ----------
  26,189,005          15,091,435          19,290,838          32,070,272
   2,664,914             942,997           1,463,384                  --
          --                  74                  --           5,042,470
      13,404                   7                 418               2,214
      95,370              36,810              13,914              49,073
          --                   8                  --               2,615
      54,794              32,908              48,631             133,343
         153                  --                 250                  --
          --                  --             344,213              56,019
  ----------          ----------          ----------          ----------
  29,017,640          16,104,239          21,161,648          37,356,006
  ----------          ----------          ----------          ----------
-------------------------------------------------------------------------
          --                  --                  --           2,362,992
   2,664,914             942,997           1,463,384                  --
          --                  --                  --                   6
          --                  --                  --                  --
      48,521              31,354              43,611              54,643
       2,106               4,111               1,474               9,887
      10,655                  --                  --              10,073
      24,620               9,959              13,275              26,922
       5,242               4,563               4,806              21,273
      10,237               8,977               8,017              16,842
     887,523                  --             211,799                  --
      99,064              56,623              53,340              32,828
       1,437               2,866              32,137              26,772
      14,052               4,256               4,531              25,019
     103,868              54,340              68,565             203,139
  ----------          ----------          ----------          ----------
   3,872,239           1,120,046           1,904,939           2,790,396
  ----------          ----------          ----------          ----------
$ 25,145,401        $ 14,984,193        $ 19,256,709        $ 34,565,610
  ----------          ----------          ----------          ----------
$ 28,847,481        $ 16,365,251        $ 20,997,182        $ 34,050,056
-------------------------------------------------------------------------
$   (215,306)       $   (158,013)       $   (160,348)       $   (397,827)
 (37,690,958)        (36,053,918)        (45,889,385)        (17,609,566)
  (2,646,304)         (1,269,485)         (1,705,706)         (2,165,165)
      29,459              19,519              31,197              35,070
  65,668,510          52,446,090          66,980,951          54,703,098
  ----------          ----------          ----------          ----------
$ 25,145,401        $ 14,984,193        $ 19,256,709        $ 34,565,610
------------------------------------------------------------------------
$ 22,814,059        $ 14,984,193        $ 19,253,033        $ 32,772,093
   2,331,342                 N/A                 N/A                 N/A
         N/A                 N/A               3,614             291,817
         N/A                 N/A                  31             107,300
         N/A                 N/A                  31           1,394,400
  ----------          ----------          ----------          ----------
$ 25,145,401        $ 14,984,193        $ 19,256,709        $ 34,565,610

   2,671,430           1,951,946           3,119,095           3,297,211
     274,510                 N/A                 N/A                 N/A
         N/A                 N/A                 603              29,394
         N/A                 N/A                   5              10,832
         N/A                 N/A                   5             169,529
  ----------          ----------          ----------          ----------
   2,945,940           1,951,946           3,119,708           3,506,966
$       8.54        $       7.68        $       6.17        $       9.94
  ----------          ----------          ----------          ----------
$       8.49                 N/A                 N/A                 N/A
  ----------          ----------          ----------          ----------
         N/A                 N/A        $       6.00        $       9.93
  ----------          ----------          ----------          ----------
         N/A                 N/A        $       6.37        $      10.54
  ----------          ----------          ----------          ----------
         N/A                 N/A        $       6.22        $       9.91
  ----------          ----------          ----------          ----------
         N/A                 N/A        $       6.23        $       8.23
  ----------          ----------          ----------          ----------

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
December 31, 2002 (Unaudited)

                                                                                   GLOBAL TECH.         EMERGING
ASSETS                                                                          TELECOM AND MEDIA        MARKETS
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) ...................................  $   69,921,586    $ 106,420,736
   Repurchase agreements ........................................................       1,948,000        1,641,000
                                                                                    -------------    -------------
Total Investments ...............................................................      71,869,586      108,061,736
Collateral held for securities on loan (note 4) .................................       3,438,135       10,048,475
Cash ............................................................................          30,212              387
Foreign currency, at value (Cost $1, $1,649,432 and $94,578, respectively) ......              21        1,651,430
Receivables:
   Dividends ....................................................................         119,777          192,409
   Interest .....................................................................              68               58
   Expenses absorbed by Manager .................................................          70,263          113,774
   Shares of beneficial interest sold ...........................................           2,150           10,538
   Investment securities sold ...................................................       1,230,768               --
Other assets ....................................................................              --               --
                                                                                    -------------    -------------
Total Assets ....................................................................      76,760,980      120,078,807
                                                                                    -------------    -------------
LIABILITIES:
------------------------------------------------------------------------------------------------------------------
Payables:
   Collateral payable to broker .................................................       3,438,135       10,048,475
   Shares of beneficial interest redeemed .......................................           4,164               --
   Investment securities purchased ..............................................         144,392          186,376
   Management fees ..............................................................          90,170          140,885
   Administration fees ..........................................................          10,738            7,488
   Share Marketing Plan fees (note 3) ...........................................              --              428
   Custodian fees ...............................................................          31,728           35,272
   Dividends ....................................................................              --               --
   Trustees' fees and expenses ..................................................          18,444           19,508
   Accounting fees ..............................................................          27,070           33,407
   Cash overdrafts payable to custodian .........................................              --               --
   Transfer agency and servicing fees ...........................................         192,129          207,234
   Foreign tax preparation fees .................................................           1,874           20,704
   Insurance fees ...............................................................          38,140           17,808
   Other accrued liabilities and expenses .......................................         165,345          188,160
                                                                                    -------------    -------------
Total Liabilities ...............................................................       4,162,329       10,905,745
                                                                                    -------------    -------------
Net Assets ......................................................................      72,598,651      109,173,062
                                                                                    -------------    -------------
Investments at identified cost ..................................................      75,100,083      108,042,184

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss)............   $    (543,262)   $    (407,358)
Accumulated net realized gain/(loss) on securities sold .........................    (229,741,289)    (348,517,147)
Net unrealized appreciation/(depreciation) ......................................      (3,215,592)          24,791
Shares of beneficial interest ...................................................         102,933          138,560
Additional paid-in capital ......................................................     305,995,861      457,934,216
                                                                                    -------------    -------------
Net Assets ......................................................................   $  72,598,651    $ 109,173,062

NET ASSETS:
------------------------------------------------------------------------------------------------------------------
   Class R shares ...............................................................   $  72,598,651    $ 108,826,988
   Class A shares ...............................................................             N/A          333,045
   Class B shares ...............................................................             N/A              110
   Class C shares ...............................................................             N/A           12,919
   Class I shares ...............................................................             N/A              N/A
                                                                                    -------------    -------------
Net Assets ......................................................................   $  72,598,651    $ 109,173,062
Number of Fund shares outstanding:
   Class R shares ...............................................................      10,293,285       13,810,814
   Class A shares ...............................................................             N/A           43,487
   Class B shares ...............................................................             N/A               13
   Class C shares ...............................................................             N/A            1,649
   Class I shares ...............................................................             N/A              N/A
                                                                                    -------------    -------------
Total Shares ....................................................................      10,293,285       13,855,963
Class R shares: Net asset value, offering and redemption price per
 share outstanding ..............................................................    $       7.05       $     7.88
                                                                                    -------------    -------------
Class A shares: Net asset value per share
  outstanding ...................................................................             N/A       $     7.66
                                                                                    -------------    -------------
Class A shares: Offering price per share outstanding+ ...........................             N/A       $     8.13
                                                                                    -------------    -------------
Class B shares: Net asset value, offering and redemption price per share
  outstanding ...................................................................             N/A       $     8.04
                                                                                    -------------    -------------
Class C shares: Net asset value, offering and redemption
  price per share outstanding ...................................................             N/A       $     7.83
                                                                                    -------------    -------------
Class I shares: Net asset value, offering and redemption price
  per share outstanding .........................................................             N/A              N/A
                                                                                    -------------    -------------

* Securities on loan at December 31, 2002, were valued at $3,359,067, $9,758,714 and $177,480 for the Global Tech, Telecom and Media Fund, the Emerging Markets Fund and the Emerging Markets Focus Fund, respectively.

+ The sales loads for most of the Funds is 5.75% with the exception of the Total
  Return Bond Fund and the Short Duration Government Bond Fund, whose sales loads are 4.50% and 3.00%, respectively.


The accompanying notes are an integral part of these financial statements.


            EMERGING                    TOTAL RETURN                SHORT DURATION                 GOVERNMENT
          MARKETS FOCUS                    BOND                    GOVERNMENT BOND                MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
          $  18,430,607                $  62,769,082                $ 527,772,924                $  98,375,409
                998,000                    3,224,000                    3,022,000                   84,220,000
          -------------                -------------                -------------                -------------
             19,428,607                   65,993,082                  530,794,924                  182,595,409
                179,800                           --                           --                           --
                     --                        2,326                          643                           53
                 94,915                           --                           --                           --
                 35,124                           --                           --                           --
                     35                      567,493                    3,036,840                      749,427
                 24,767                       98,026                      407,819                       72,819
                    436                       52,433                    1,349,640                           --
                     --                   17,325,423                   23,277,761                           --
                     --                          699                       17,881                       14,400
          -------------                -------------                -------------                -------------
             19,763,684                   84,039,482                  558,885,508                  183,432,108
          -------------                -------------                -------------                -------------

--------------------------------------------------------------------------------------------------------------------
                179,800                           --                           --                           --
                     --                           --                            4                           --
                     --                   15,521,958                    5,967,620                           --
                 30,807                       30,672                      294,129                       84,843
                  1,768                        7,203                       32,534                        8,877
                     11                           --                       15,085                        1,416
                  5,945                          958                       29,823                       26,619
                     --                      286,799                    2,003,372                      164,502
                  3,205                        4,870                       57,683                       63,274
                  4,551                        8,281                       70,878                      115,649
                    662                           --                           --                           --
                  1,865                        2,393                        4,898                       46,023
                  3,473                           --                           --                           --
                  9,130                           --                           --                           --
                 67,301                        3,629                       28,895                      157,598
          -------------                -------------                -------------                -------------
                308,518                   15,866,763                    8,504,921                      668,801
          -------------                -------------                -------------                -------------
             19,455,166                   68,172,719                  550,380,587                  182,763,307
          -------------                -------------                -------------                -------------
             18,520,500                   64,297,613                  524,532,906                  182,595,409

--------------------------------------------------------------------------------------------------------------------
          $     (94,844)               $    (120,238)               $  (1,553,394)               $      38,059
             (8,784,579)                     (26,943)                     802,478                      (11,325)
                909,046                    1,695,469                    6,262,018                           --
                 15,325                       55,230                      533,624                    1,827,081
             27,410,218                   66,569,201                  544,335,861                  180,909,492
          -------------                -------------                -------------                -------------
          $  19,455,166                $  68,172,719                $ 550,380,587                $ 182,763,307

--------------------------------------------------------------------------------------------------------------------
          $  19,424,614                $  41,768,867                $ 536,525,337                $ 182,763,307
                 20,483                      215,326                   11,641,623                          N/A
                  9,993                      138,526                      533,322                          N/A
                     76                       36,729                    1,680,305                          N/A
                    N/A                   26,013,271                          N/A                          N/A
          -------------                -------------                -------------                -------------
          $  19,455,166                $  68,172,719                $ 550,380,587                $ 182,763,307

              1,530,113                    3,384,509                   52,017,609                  182,708,134
                  1,608                       17,152                    1,130,189                          N/A
                    786                       11,033                       51,752                          N/A
                      6                        2,940                      162,875                          N/A
                    N/A                    2,107,413                          N/A                          N/A
          -------------                -------------                -------------                -------------
              1,532,513                    5,523,047                   53,362,425                  182,708,134
          -------------                -------------                -------------                -------------
          $       12.69                $       12.34                $       10.31                $        1.00
          -------------                -------------                -------------                -------------
          $       12.74                $       12.55                $       10.30                          N/A
          -------------                -------------                -------------                -------------
          $       13.52                $       13.14                $       10.62                          N/A
          -------------                -------------                -------------                -------------
          $       12.71                $       12.56                $       10.31                          N/A
          -------------                -------------                -------------                -------------
          $       12.66                $       12.49                $       10.32                          N/A
          -------------                -------------                -------------                -------------
                    N/A                $       12.34                          N/A                          N/A
          -------------                -------------                -------------                -------------


STATEMENTS OF OPERATIONS
------------------------
Six Months Ended December 31, 2002 (Unaudited)


NET INVESTMENT INCOME:                                                     GROWTH         MID CAP       SMALL CAP
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..........................................................   $     17,361    $     17,779      $    4,913
Dividends .........................................................        944,496         184,807          32,169
Securities lending income (note 1) ................................          2,416           7,384          12,248
Foreign taxes withheld ............................................             --            (180)            (63)
                                                                      ------------    ------------     ------------
Total Income ......................................................        964,273         209,790          49,267
                                                                      ------------    ------------     ------------
EXPENSES:
Custodian fee .....................................................         10,906           5,677          14,370
Transfer agency and servicing fees ................................        365,871         166,313          46,655
Management fee (note 2) ...........................................        709,987         578,511         198,863
Administration fee (note 2) .......................................         49,699          28,926          13,920
Share Marketing Plan fee (note 3)
      Class P .....................................................             57              --           1,077
      Class A .....................................................             --              --              --
      Class B .....................................................             --              --              --
      Class C .....................................................             --              --              --
      Class ML ....................................................             --              --              --
Professional fees .................................................         29,427          22,477          17,222
Trustees' fees ....................................................         11,639           6,612           3,124
Registration fees .................................................          9,680          11,064           8,862
Accounting fees ...................................................         47,067          28,582          13,746
Printing fees .....................................................         39,827          21,953          11,450
Insurance expense .................................................          1,126              61           9,614
Other .............................................................         20,606           8,812           6,533
Tax expense .......................................................             --              --              --
Interest expense ..................................................             35             192             405
                                                                      ------------    ------------     ------------
Total Expenses ....................................................      1,295,927         879,180         345,841
Fees deferred and/or expenses absorbed by Manager (note 2) ........       (230,820)       (259,176)        (65,933)
                                                                      ------------    ------------     ------------
Net Expenses ......................................................      1,065,107         620,004         279,908
                                                                      ------------    ------------     ------------
Net Investment Income/(Loss) ......................................       (100,834)       (410,214)       (230,641)
                                                                      ------------    ------------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ......................................    (19,619,087)    (10,868,687)     (5,077,144)
     Securities sold short ........................................             --              --              --
     Futures contracts ............................................             --              --              --
     Foreign-currency transactions and other assets and liabilities             --              --              --
                                                                      ------------    ------------     ------------
Net Realized Gain/(Loss) on Investments ...........................    (19,619,087)    (10,868,687)     (5,077,144)
Net change in unrealized appreciation/(depreciation) of:
     Securities transactions ......................................        980,922      (4,618,946)     (1,867,157)
     Forward foreign-currency exchange contracts ..................             --              --              --
     Securities sold short ........................................             --              --              --
     Futures contracts ............................................             --              --              --
     Foreign-currency translations and other assets and liabilities             --              --              --
                                                                      ------------    ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments .........        980,922      (4,618,946)     (1,867,157)
                                                                      ------------    ------------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ............    (18,638,165)    (15,487,633)     (6,944,301)
                                                                      ------------    ------------     ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ...   $(18,738,999)   $(15,897,847)    $(7,174,942)
                                                                      ------------    ------------     ------------

The accompanying notes are an integral part of these financial statements.


  INTERNATIONAL        GLOBAL              GLOBAL              GLOBAL
     GROWTH         OPPORTUNITIES           FOCUS            LONG-SHORT
-------------------------------------------------------------------------
$     1,861         $     2,210         $     4,064         $    78,492
    164,536              76,159              98,433             170,711
      9,081               3,195               2,095                  --
    (18,068)             (3,907)             (7,518)              1,603
-----------         -----------         -----------         -----------
    157,410              77,657              97,074             250,806
-----------         -----------         -----------         -----------

     26,807              18,282              11,367              21,263
    119,809              72,660             111,738             129,881
    157,595             107,890             134,978             296,903
     10,029               6,042               7,559              13,855

      2,944                  --                  --                  --
         --                  --                   4                 253
         --                  --                  --                 421
         --                  --                  --               5,756
         --                  --                  --               9,853
     21,884              20,554              12,131             105,914
      2,384               1,310               1,617                 406
     11,305               8,480              16,577              32,409
      9,698               6,480               7,673              13,338
     11,664               7,899              10,910              17,651
      6,650               1,366                 274               1,585
      4,554               2,489              15,128              37,811
         --                  --                  --                  22
      1,157                  30                 344                 163
-----------         -----------         -----------         -----------
    386,480             253,482             330,300             687,484
   (146,699)            (89,461)           (135,609)           (201,471)
-----------         -----------         -----------         -----------
    239,781             164,021             194,691             486,013
-----------         -----------         -----------         -----------
    (82,371)            (86,364)            (97,617)           (235,207)
-----------         -----------         -----------         -----------
-------------------------------------------------------------------------

 (3,186,585)         (2,484,579)         (4,089,193)         (6,348,583)
         --                  --                  --           1,655,176
         --                  --                  --             (37,336)
    (64,127)            (15,214)            (22,412)            (57,602)
-----------         -----------         -----------         -----------
 (3,250,712)         (2,499,793)         (4,111,605)         (4,788,345)

 (2,404,949)           (883,920)           (164,439)          1,819,774
     16,658               2,728              10,427             (12,150)
         --                  --                  --             697,208
         --                  --                  --              27,184
      3,158                (212)                287          (1,442,736)
-----------         -----------         -----------         -----------
 (2,385,133)           (881,404)           (153,725)          1,089,280
-----------         -----------         -----------         -----------
 (5,635,845)         (3,381,197)         (4,265,330)         (3,699,065)
-----------         -----------         -----------         -----------
$(5,718,216)        $(3,467,561)        $(4,362,947)        $(3,934,272)
-----------         -----------         -----------         -----------

             STATEMENTS OF OPERATIONS
------------------------------------------------------
    Six Months Ended December 31, 2002 (Unaudited)



                                                                       GLOBAL TECH,          EMERGING
NET INVESTMENT INCOME:                                               TELECOM AND MEDIA        MARKETS
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ......................................................       $     45,830        $     10,459
Dividends .....................................................            236,085           1,120,611
Securities lending income (note 4) ............................             13,520              21,573
Foreign taxes withheld ........................................             (7,344)            (78,575)
                                                                      ------------        ------------
Total Income ..................................................            288,091           1,074,068
                                                                      ------------        ------------

EXPENSES:
Custodian fee .................................................             18,808             121,149
Transfer agency and servicing fees ............................            288,800             367,412
Management fee (note 2) .......................................            466,592             722,806
Administration fee (note 2) ...................................             26,129              40,477
Share Marketing Plan fee (note 3)
     Class A ..................................................                 --                 451
     Class B ..................................................                 --                  --
     Class C ..................................................                 --                  57
Professional fees .............................................             42,548              32,340
Trustees' fees ................................................              5,467               8,956
Registration fees .............................................              6,510              19,699
Accounting fees ...............................................             24,730              39,444
Printing fees .................................................             27,604              34,583
Insurance fees ................................................             19,488              12,238
Other .........................................................             12,293              27,401
Tax expense ...................................................                 --              17,616
Interest expense ..............................................                 47               3,239
                                                                      ------------        ------------
Total Expenses ................................................            939,016           1,447,868
Fees deferred and/or expenses absorbed by Manager (note 2) ....           (229,406)           (327,740)
                                                                      ------------        ------------
Net Expenses ..................................................            709,610           1,120,128
                                                                      ------------        ------------
Net Investment Income/(Loss) ..................................           (421,519)            (46,060)
                                                                      ------------        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ..................................        (17,561,145)         (5,345,957)
     Foreign-currency transactions and other assets ...........            (66,283)           (273,446)
                                                                      ------------        ------------
Net Realized Gain/(Loss) on Investments .......................        (17,627,428)         (5,619,403)

Net change in unrealized appreciation/(depreciation) of:
     Securities transactions ..................................         15,152,917          (5,717,548)
     Forward foreign-currency exchange contracts ..............              4,064               4,445
     Foreign-currency translations and other assets ...........              3,995              (7,539)
                                                                      ------------        ------------
Net Unrealized Appreciation/(Depreciation) of Investments .....         15,160,976          (5,720,642)
                                                                      ------------        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........         (2,466,452)        (11,340,045)
                                                                      ------------        ------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations .............................................       $ (2,887,971)       $(11,386,105)
                                                                      ------------        ------------





The accompanying notes are an integral part of these financial statements.

             EMERGING                 TOTAL RETURN                SHORT DURATION               GOVERNMENT
           MARKETS FOCUS                  BOND                   GOVERNMENT BOND              MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
          $     16,046                $  1,558,838                $ 11,611,282                $  1,925,454
               194,583                          --                          --                          --
                 1,356                          --                          --                          --
               (10,266)                         --                          --                          --
          ------------                ------------                ------------                ------------
               201,719                   1,558,838                  11,611,282                   1,925,454
          ------------                ------------                ------------                ------------

                18,169                      17,443                      35,638                       8,255
                10,742                      53,075                     222,474                     107,187
               115,512                      90,035                   1,376,354                     427,269
                 7,351                      75,031                     137,637                      53,409

                    40                         497                      10,598                          --
                    39                         353                         465                          --
                    13                         111                       2,551                          --
                20,884                      15,288                      72,530                      32,614
                 1,464                       3,945                      40,119                      13,610
                11,393                      22,866                      55,972                      16,978
                 5,919                       9,992                      99,617                      89,295
                25,878                       8,474                      57,970                      72,959
                10,264                         147                       6,657                          81
                 2,354                       3,363                      21,031                      33,479
                 4,076                          --                          --                          --
                    71                      14,228                     738,309                           7
          ------------                ------------                ------------                ------------
               234,169                     314,848                   2,877,922                     855,143
               (61,820)                   (133,333)                   (654,668)                   (214,233)
          ------------                ------------                ------------                ------------
               172,349                     181,515                   2,223,254                     640,910
          ------------                ------------                ------------                ------------
                29,370                   1,377,323                   9,388,028                   1,284,544
          ------------                ------------                ------------                ------------

--------------------------------------------------------------------------------------------------------------------
            (1,912,174)                    788,363                   6,159,434                          --
              (134,252)                         --                          --                          --
          ------------                ------------                ------------                ------------
            (2,046,426)                    788,363                   6,159,434                          --

              (790,956)                  1,114,663                   2,445,444                          --
                 7,492                          --                          --                          --
                (5,844)                         --                          --                          --
          ------------                ------------                ------------                ------------
              (789,308)                  1,114,663                   2,445,444                          --
          ------------                ------------                ------------                ------------

            (2,835,734)                  1,903,026                   8,604,878                          --
          ------------                ------------                ------------                ------------
          $ (2,806,364)               $  3,280,349                $ 17,992,906                $  1,284,544
          ------------                ------------                ------------                ------------



                 STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------
Six Months Ended December 31, 2002 (Unaudited), and Year Ended June 30, 2002


                                                                          GROWTH                           MID CAP
                                                             -------------------------------     --------------------------------
                                                                 12/31/02                          12/31/02
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:             (Unaudited)         6/30/02        (Unaudited)        6/30/02
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ............................    $    (100,834)    $     994,414     $    (410,214)    $  (1,001,715)
Net realized gain/(loss) on investments .................      (19,619,087)      (67,716,277)      (10,868,687)           43,102
Net unrealized appreciation/(depreciation) of
   investments ..........................................          980,922        10,376,868        (4,618,946)      (39,709,982)
                                                             -------------     -------------     -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from
   Operations ...........................................      (18,738,999)      (56,344,995)      (15,897,847)      (40,668,595)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:
     Class R shares .....................................               --                --                --                --
     Class P shares .....................................               --                --                --                --
     Class A shares .....................................               --                --                --                --
     Class B shares .....................................               --                --                --                --
     Class C shares .....................................               --                --                --                --
From net realized gains on investments:
     Class R shares .....................................               --       (24,090,781)               --       (12,922,625)
     Class P shares .....................................               --           (11,332)               --                --
                                                             -------------     -------------     -------------     -------------
Total Distributions to Shareholders .....................               --       (24,102,113)               --       (12,922,625)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
    transactions (note 6) ...............................      (13,461,363)      (19,162,967)       (7,008,418)      (12,379,575)
Net Increase/(Decrease) in Net Assets ...................      (32,200,362)      (99,610,075)      (22,906,265)      (65,970,795)

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period .....................................      163,014,542       262,624,617        98,525,841       164,496,636
End of Period ...........................................    $ 130,814,180     $ 163,014,542     $  75,619,576     $  98,525,841
Undistributed Net Investment Income/(Accumulated Net
  Investment Loss) ......................................    $    (117,082)    $     (16,248)    $    (420,279)    $     (10,065)



                                                                   GLOBAL OPPORTUNITIES                     GLOBAL FOCUS
                                                              ------------------------------    ----------------------------------
                                                                12/31/02                           12/31/02
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:            (Unaudited)          6/30/02        (Unaudited)         6/30/02
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ............................    $     (86,364)     $   (299,531)     $    (97,617)     $   (346,039)
Net realized gain/(loss) on investments .................       (2,499,793)      (14,089,719)       (4,111,605)      (15,049,845)
Net unrealized appreciation/(depreciation) of
  investments ...........................................         (881,404)        2,445,263          (153,725)          (61,617)
                                                             -------------      ------------      ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations ............................................       (3,467,561)      (11,943,987)       (4,362,947)      (15,457,501)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:
     Class R shares .....................................               --                --                --                --
     Class P shares .....................................               --                --                --                --
From net realized gains on investments:
     Class R shares .....................................               --                --                --                --
     Class P shares .....................................               --                --                --                --
                                                             -------------      ------------      ------------      ------------
Total Distributions to Shareholders .....................               --                --                --                --

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
  transactions (note 6) .................................       (3,046,106)      (16,558,791)       (2,677,605)      (11,608,684)
Net Increase/(Decrease) in Net Assets ...................       (6,513,667)      (28,502,778)       (7,040,552)      (27,066,185)

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period .....................................       21,497,860        50,000,638        26,297,261        53,363,446
End of Period ...........................................     $ 14,984,193      $ 21,497,860      $ 19,256,709      $ 26,297,261
Undistributed Net Investment Income/(Accumulated
  Net Investment Loss) ..................................     $   (158,013)     $    (71,649)     $   (160,348)     $    (62,731)









The accompanying notes are an integral part of these financial statements.

                      SMALL CAP                                  INTERNATIONAL GROWTH
-------------------------------------------------   ---------------------------------------------------
             12/31/02                                     12/31/02
           (Unaudited)               6/30/02             (Unaudited)               6/30/02
-------------------------------------------------------------------------------------------------------
          $   (230,641)          $   (455,809)          $    (82,371)          $    (84,123)
            (5,077,144)            (9,582,046)            (3,250,712)           (14,492,017)
            (1,867,157)           (11,551,230)            (2,385,133)             4,658,478
          ------------           ------------           ------------           ------------
            (7,174,942)           (21,589,085)            (5,718,216)            (9,917,662)

-------------------------------------------------------------------------------------------------------
                    --                     --                     --                     --
                    --                     --                     --                     --
                    --                     --                     --                     --
                    --                     --                     --                     --
                    --                     --                     --                     --
                    --               (578,892)                    --                     --
                    --                (17,075)                    --                     --
          ------------           ------------           ------------           ------------
                    --               (595,967)                    --                     --

-------------------------------------------------------------------------------------------------------
            (2,718,183)           (17,435,828)            (3,773,081)           (15,678,108)
            (9,893,125)           (39,620,880)            (9,491,297)           (25,595,770)

-------------------------------------------------------------------------------------------------------
            47,685,163             87,306,043             34,636,698             60,232,468
          $ 37,792,038           $ 47,685,163           $ 25,145,401           $ 34,636,698
          $   (235,467)          $     (4,826)          $   (215,306)          $   (132,935)




                  GLOBAL LONG-SHORT                             GLOBAL TECH, TELECOM AND MEDIA
-------------------------------------------------   ---------------------------------------------------
              12/31/02                                       12/31/02
            (Unaudited)                6/30/02              (Unaudited)                6/30/02
-------------------------------------------------------------------------------------------------------
          $    (235,207)          $    (609,531)          $    (421,519)          $    (860,521)
             (4,788,345)            (10,840,267)            (17,627,428)            (83,192,926)
              1,089,280              (3,232,104)             15,160,976              22,582,485
          -------------           -------------           -------------           -------------
             (3,934,272)            (14,681,902)             (2,887,971)            (61,470,962)

-------------------------------------------------------------------------------------------------------
                    --                     --                     --                     --
                    --                     --                     --                     --
                    --                     --                     --                     --
                    --                     --                     --                     --
          -------------           -------------           -------------           -------------
                    --                     --                     --                     --

-------------------------------------------------------------------------------------------------------
             (8,076,889)            (42,119,873)             (7,027,047)            (29,639,079)
            (12,011,161)            (56,801,775)             (9,915,018)            (91,110,041)


-------------------------------------------------------------------------------------------------------
             46,576,771             103,378,546              82,513,669             173,623,710
          $  34,565,610            $ 46,576,771           $  72,598,651           $  82,513,669
          $    (397,827)           $   (162,620)          $    (543,262)          $    (121,743)



                STATEMENT OF CHANGES IN NET ASSETS
          ----------------------------------------------
Six Months Ended December 31, 2002 (Unaudited), and Year Ended June 30, 2002

                                                                     EMERGING MARKETS                 EMERGING MARKETS FOCUS
                                                             -------------------------------     ---------------------------------
                                                                12/31/02                           12/31/02
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:             (Unaudited)        6/30/02         (Unaudited)          6/30/02
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ............................    $     (46,060)    $     397,026     $      29,370      $      62,820
Net realized gain/(loss) on investments .................       (5,619,403)      (19,284,196)       (2,046,426)        (1,021,364)
Net unrealized appreciation/(depreciation) of investments       (5,720,642)       13,593,971          (789,308)         1,399,769
                                                             -------------     -------------     -------------      -------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................      (11,386,105)       (5,293,199)       (2,806,364)           441,225

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
     Class R shares .....................................               --                --            (4,394)           (70,452)
     Class A shares .....................................               --                --                (5)                 0*
     Class B shares .....................................               --                --                (2)                 0*
     Class C shares .....................................               --                --                 0*                 0*
     Class I shares .....................................               --                --                --                 --
From net realized gains on investments:
     Class R shares .....................................               --                --                --                 --
     Class A shares .....................................               --                --                --                 --
     Class B shares .....................................               --                --                --                 --
     Class C shares .....................................               --                --                --                 --
                                                             -------------     -------------     -------------      -------------
Total Distributions to Shareholders .....................               --                --            (4,401)           (70,452)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
  transactions (note 6) .................................      (14,524,139)      (26,806,297)         (754,290)        12,493,334

Net Increase/(Decrease) in Net Assets ...................      (25,910,244)      (32,099,496)       (3,565,055)        12,864,107

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period .....................................      135,083,306       167,182,802        23,020,221         10,156,114
End of Period ...........................................    $ 109,173,062     $ 135,083,306     $  19,455,166      $  23,020,221
Undistributed Net Investment Income/(Accumulated Net
  Investment Loss) ......................................    $    (407,358)    $    (361,298)    $     (94,844)     $    (119,813)




                                                                               GOVERNMENT
                                                                              MONEY MARKET
                                                                   ----------------------------------
                                                                     12/31/02
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  (Unaudited)          6/30/02
-----------------------------------------------------------------------------------------------------
Net investment income/(loss) ..................................    $   1,284,544     $  14,172,793
Net realized gain/(loss) on investments .......................               --           (11,325)
Net unrealized appreciation/(depreciation) of investments .....               --                --
                                                                   -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        1,284,544        14,161,468

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------
From net investment income:
     Class R shares ...........................................       (1,284,539)      (14,315,471)
     Class P shares ...........................................               --                --
     Class A shares** .........................................               (3)              (56)
     Class B shares** .........................................               (1)               --
     Class C shares** .........................................               (1)               --
                                                                   -------------     -------------
Total Distributions to Shareholders ...........................       (1,284,544)      (14,315,527)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions .      (56,927,656)     (534,358,631)
(note 6)
Net Increase/(Decrease) in Net Assets .........................      (56,927,656)     (534,512,690)

NET ASSETS:
-----------------------------------------------------------------------------------------------------
Beginning of period ...........................................      239,690,963       774,203,653
End of Period .................................................    $ 182,763,307     $ 239,690,963
Undistributed Net Investment Income/(Accumulated Net
  Investment Loss) ............................................    $      38,059     $      38,059


*  Amount represents less than $1.
** Classes A, B and C of the Montgomery Government Money Market Fund were liquidated on December 30, 2002.


The accompanying notes are an integral part of these financial statements.

                     TOTAL RETURN BOND                          SHORT DURATION GOVERNMENT BOND
--------------------------------------------------  -------------------------------------------------------
             12/31/02                                        12/31/02
           (Unaudited)               6/30/02                (Unaudited)                6/30/02
-----------------------------------------------------------------------------------------------------------
          $   1,377,323           $   2,245,163            $   9,388,028           $  16,066,512
                788,363                 501,385                6,159,434               4,307,902
              1,114,663                 562,972                2,445,444               2,451,113
          -------------           -------------            -------------           -------------
              3,280,349               3,309,520               17,992,906              22,825,527

-----------------------------------------------------------------------------------------------------------
             (1,034,504)             (1,833,097)             (10,730,203)            (17,198,801)
                 (8,993)                (15,000)                (151,135)               (237,871)
                 (1,831)                   (765)                  (1,460)                     --
                   (581)                   (283)                  (9,234)                     --
               (441,728)               (466,563)                      --                      --
               (261,422)               (558,191)              (4,226,650)             (4,312,249)
                 (1,385)                      0*                 (79,795)                (63,724)
                   (799)                      0*                  (2,235)                     --
                   (232)                      0*                  (8,845)                     --
               (166,873)               (233,120)                      --                      --
          -------------           -------------            -------------           -------------
             (1,918,348)             (3,107,019)             (15,209,557)            (21,812,645)

-----------------------------------------------------------------------------------------------------------
             27,538,019               7,282,572               91,915,412             182,674,827
             28,900,020               7,485,073               94,698,761             183,687,709

-----------------------------------------------------------------------------------------------------------
             39,272,699              31,787,626              455,681,826             271,994,117
          $  68,172,719           $  39,272,699            $ 550,380,587           $ 455,681,826
          $    (120,238)          $      (9,924)           $  (1,553,394)          $     (49,390)





          STATEMENT OF CASH FLOWS
----------------------------------------------
Six Months Ended December 31, 2002 (Unaudited)

                                                                   TOTAL RETURN             SHORT DURATION
                                                                       BOND                 GOVERNMENT BOND
                                                                  ------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
------------------------------------------------------------------------------------------------------------
Net investment income ........................................    $     1,377,323           $     9,388,028
Adjustments to reconcile net investment income
to net cash from operating activities:
     Increase/decrease in interest receivable ................           (117,543)                  432,772
     Increase/decrease in other assets and liabilities .......          5,723,157                  (856,798)
     Increase/decrease in accrued management fee payable                   15,244                   122,390
     Net amortization discount/premium .......................             47,347                 2,356,533
                                                                  ---------------           ---------------
    Total adjustments ........................................          5,668,205                 2,054,897
                                                                  ---------------           ---------------
Net Cash from Operating Activities ...........................          7,045,528                11,442,925

CASH FLOWS FROM INVESTING ACTIVITIES:
------------------------------------------------------------------------------------------------------------
     Proceeds from sales of investments ......................        331,220,786               985,180,989
     Purchases of securities .................................       (363,068,661)           (1,073,329,126)


Cash Used in Investing Activities ............................        (31,847,875)              (88,148,137)

CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------------------------------------------------------------------------------
     Proceeds from sales of shares ...........................         42,650,255               291,135,246
     Redemption of shares ....................................        (15,112,236)             (199,219,834)
     Distributions paid ......................................         (1,918,348)              (15,209,557)


Cash from Financing Activities ...............................         25,619,671                76,705,855


Net increase/decrease in cash ................................            817,324                       643
Cash (overdraft) at beginning of period ......................           (814,998)                       --
                                                                  ---------------           ---------------
Cash at End of Period ........................................              2,326                       643
Cash paid for interest .......................................             14,228                   738,309





The accompanying notes are an integral part of these financial statements.

                     THIS PAGE IS LEFT INTENTIONALLY BLANK.

               FINANCIAL HIGHLIGHTS
           -----------------------------
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:


                                                                           NET REALIZED   NET INCREASE/
                                              NET ASSET                        AND         (DECREASE)   DIVIDENDS     DISTRIBUTIONS
                                                VALUE -          NET        UNREALIZED        FROM       FROM NET       FROM NET
                                             BEGINNING OF     INVESTMENT   GAIN/(LOSS)ON   INVESTMENT   INVESTMENT      REALIZED
                                               PERIOD        INCOME/(LOSS)  INVESTMENTS    OPERATIONS     INCOME      CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS R
Period ended 12/31/02++ ..............       $    9.97       $  (0.02)      $  (1.14)      $  (1.16)            --            --
Year ended 6/30/02 ...................           14.66           0.06          (3.30)         (3.24)            --     $   (1.45)
Year ended 6/30/01++ .................           21.11          (0.08)         (3.84)         (3.92)            --         (2.53)
Year ended 6/30/00++ .................           24.34             --          (0.04)#        (0.04)     $   (0.18)        (3.01)
Year ended 6/30/99++ .................           23.68           0.09           2.24           2.33          (0.10)        (1.57)
Year ended 6/30/98++ .................           23.07           0.17           3.51           3.68          (0.15)        (2.92)
CLASS P
Period ended 12/31/02++ ..............           10.01          (0.03)         (1.14)         (1.17)            --            --
Year ended 6/30/02 ...................           14.74           0.02          (3.30)         (3.28)            --         (1.45)
Year ended 6/30/01++ .................           21.26          (0.18)         (3.81)         (3.99)            --         (2.53)
Year ended 6/30/00++ .................           24.51          (0.07)         (0.07)         (0.14)         (0.10)        (3.01)
Year ended 6/30/99++ .................           23.77           0.04           2.31           2.35          (0.04)        (1.57)
Year ended 6/30/98++ .................           23.12           0.11           3.55           3.66          (0.09)        (2.92)

MID CAP FUND (a)
CLASS R
Period ended 12/31/02 ................            9.69          (0.04)         (1.54)         (1.58)            --            --
Year ended 6/30/02 ...................           14.61          (0.10)         (3.58)         (3.68)            --         (1.24)
Year ended 6/30/01 ...................           24.85          (0.19)         (1.61)         (1.80)            --         (8.44)
Year ended 6/30/00 ...................           19.80          (0.35)          8.07           7.72             --         (2.67)
Year ended 6/30/99 ...................           21.89          (0.16)         (0.80)         (0.96)            --         (1.13)
Year ended 6/30/98++ .................           19.00          (0.18)          4.21           4.03             --         (1.14)

SMALL CAP FUND
CLASS R
Period ended 12/31/02++ ..............            8.61          (0.06)         (1.24)         (1.30)            --            --
Year ended 6/30/02++ .................           11.85          (0.07)         (3.08)         (3.15)            --         (0.09)
Year ended 6/30/01++ .................           22.20          (0.13)         (4.43)         (4.56)            --         (5.79)
Year ended 6/30/00 ...................           16.58          (0.28)          5.90           5.62             --          0.00@
Year ended 6/30/99++ .................           20.73          (0.17)         (1.21)         (1.38)            --         (2.77)
Year ended 6/30/98++ .................           19.52          (0.15)          4.33           4.18             --         (2.97)
CLASS P
Period ended 12/31/02++ ..............            8.37          (0.06)         (1.21)         (1.27)            --            --
Year ended 6/30/02++ .................           11.54          (0.09)         (2.99)         (3.08)            --         (0.09)
Year ended 6/30/01++ .................           21.85          (0.17)         (4.35)         (4.52)            --         (5.79)
Year ended 6/30/00 ...................           16.35          (0.28)          5.78           5.50             --          0.00@
Year ended 6/30/99++ .................           20.53          (0.21)         (1.20)         (1.41)            --         (2.77)
Year ended 6/30/98++ .................           19.48          (0.20)          4.22           4.02             --         (2.97)

INTERNATIONAL GROWTH FUND
CLASS R
Period ended 12/31/02 ................           10.24          (0.02)         (1.68)         (1.70)            --            --
Year ended 6/30/02 ...................           12.44          (0.06)         (2.14)         (2.20)            --            --
Year ended 6/30/01 ...................           20.52          (0.17)         (6.12)         (6.29)            --         (1.79)
Year ended 6/30/00++ .................           18.97          (0.17)          2.11           1.94             --         (0.39)
Year ended 6/30/99 ...................           18.67           0.09           0.31           0.40             --         (0.10)
Year ended 6/30/98++ .................           16.24           0.04           3.48           3.52          (0.02)        (1.07)
CLASS P
Period ended 12/31/02 ................           10.20          (0.02)         (1.69)         (1.71)            --            --
Year ended 6/30/02 ...................           12.43          (0.08)         (2.15)         (2.23)            --            --
Year ended 6/30/01 ...................           20.57          (0.11)         (6.24)         (6.35)            --         (1.79)
Year ended 6/30/00++ .................           18.92          (0.25)          2.29           2.04             --         (0.39)
Year ended 6/30/99 ...................           18.64           0.12           0.26           0.38             --         (0.10)
Year ended 6/30/98++ .................           16.22          (0.01)          3.50           3.49             --         (1.07)






The accompanying notes are an integral part of these financial statements.


                                                                                                      EXPENSE RATIO
                                              RATIO OF NET   NET INVESTMENT               EXPENSE       BEFORE
              NET ASSET                        INVESTMENT     INCOME/(LOSS)                RATIO    DEFERRAL OF FEES  EXPENSE RATIO
               VALUE --          NET ASSETS,  INCOME/(LOSS)      BEFORE       PORTFOLIO  INCLUDING     BY MANAGER,      EXCLUDING
    TOTAL      END OF   TOTAL   END OF PERIOD  TO AVERAGE   DEFERRAL OF FEES  TURNOVER    CERTAIN   INCLUDING CERTAIN    CERTAIN
DISTRIBUTIONS  PERIOD  RETURN*   (IN 000S)     NET ASSETS      BY MANAGER       RATE     EXPENSES**     EXPENSES**      EXPENSES**
-----------------------------------------------------------------------------------------------------------------------------------
       --      $ 8.81  (11.63)%   $  130,776     (0.47)%+       $(0.04)          41%        1.50%+        2.16%+         1.50%+
   $(1.45)       9.97  (23.80)       162,925      0.47            0.05          100         1.50          1.55           1.50
    (2.53)      14.66  (20.57)       262,514     (0.56)          (0.10)          81         1.43          1.43           1.42
    (3.19)      21.11    0.47        414,632     (0.02)           0.00@          79         1.49          1.49           1.46
    (1.67)      24.34   11.41        669,789      0.46            0.09           39         1.38          1.38           1.35
    (3.07)      23.68   17.31      1,382,874      0.71            0.17           54         1.20          1.20           1.19
       --        8.84  (11.69)            38     (0.71)+         (0.05)          41         1.75+         2.39+          1.75+
    (1.45)      10.01  (23.95)            90      0.22            0.02          100         1.75          1.79           1.75
    (2.53)      14.74  (20.77)           111     (0.81)          (0.18)          81         1.68          1.68           1.67
    (3.11)      21.26    0.01          1,639     (0.32)          (0.07)          79         1.66          1.66           1.63
    (1.61)      24.51   11.62            219      0.21            0.04           39         1.63          1.63           1.60
    (3.01)      23.77   17.09            198      0.46            0.11           54         1.45          1.45           1.44
       --        8.11  (16.31)        75,620     (1.62)+         (0.07)          77         1.50+         2.76+          1.50+
    (1.24)       9.69  (26.49)        98,526     (0.80)          (0.20)         143         1.50          3.10           1.50
    (8.44)      14.61  (11.76)       164,497     (1.13)          (0.34)          68         1.51          2.32           1.50
    (2.67)      24.85   42.46        224,944     (1.19)          (0.45)          63         1.55          1.92           1.50
    (1.13)      19.80   (4.07)       382,483     (0.83)          (0.16)          76         1.66          1.66           1.66
    (1.14)      21.89   22.18        391,973     (0.84)          (0.18)          24         1.57          1.57           1.56
       --        7.31  (15.10)        36,895     (1.48)+         (0.07)          76         1.40+         2.06+          1.40+
    (0.09)       8.61  (26.68)        46,707     (0.68)          (0.08)         152         1.40          1.51           1.40
    (5.79)      11.85  (21.71)        74,297     (0.85)          (0.13)         117         1.36          1.36           1.35
    (0.00)@     22.20   34.12        102,622     (1.14)          (0.28)          93         1.35          1.35           1.35
    (2.77)      16.58   (4.14)       113,323     (1.09)          (0.17)          71         1.32          1.32           1.32
    (2.97)      20.73   23.23        203,437     (0.70)          (0.15)          69         1.24          1.24           1.24
       --        7.10  (15.17)           897     (1.74)+         (0.07)          76         1.65+         2.33+          1.65+
    (0.09)       8.37  (26.79)           978     (1.22)          (0.12)         152         1.63          1.73           1.63
    (5.79)      11.54  (21.91)        13,009     (1.10)          (0.17)         117         1.61          1.61           1.60
    (0.00)@     21.85   33.95         27,927     (1.40)          (0.28)          93         1.61          1.61           1.61
    (2.77)      16.35   (4.39)        20,606     (1.35)          (0.21)          71         1.57          1.57           1.57
    (2.97)      20.53   22.44         21,548     (0.95)          (0.20)          69         1.49          1.49           1.49
       --        8.54  (16.60)        22,814     (1.58)+         (0.07)          44         1.66+         3.70+          1.65+
       --       10.24  (17.68)        31,878     (0.19)          (0.14)         137         1.65          3.45           1.65
    (1.79)      12.44  (32.47)        54,941     (0.48)          (0.22)         186         1.77          2.36           1.65
    (0.39)      20.52   10.16        184,588     (0.83)          (0.18)         207         1.80          1.92           1.65
    (0.10)      18.97    2.34        227,287      0.41            0.09          150         1.66          1.74           1.65
    (1.09)      18.67   23.27         64,820      0.22           (0.04)         127         1.66          2.13           1.65
       --        8.49  (16.76)         2,331     (1.84)+         (0.06)          44         1.91+         3.97           1.90+
       --       10.20  (17.94)         2,759     (0.19)          (0.15)         137         1.93          3.73           1.92
   (1.79)       12.43  (32.66)         5,291     (0.74)          (0.20)         186         2.04          2.61           1.90
   (0.39)       20.57   10.67          9,352     (1.15)          (0.27)         207         2.05          2.17           1.90
   (0.10)       18.92    2.18          2,352      0.16            0.12          150         1.91          1.99           1.90
   (1.07)       18.64   23.03              5     (0.03)          (0.08)         127         1.91          2.38           1.90





                   Please refer to page 66 for endnotes to Financial Highlights.

FINANCIAL HIGHLIGHTS
--------------------

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                  NET REALIZED  NET INCREASE/
                                        NET ASSET                     AND        (DECREASE)   DIVIDENDS     DISTRIBUTIONS
                                        VALUE --        NET        UNREALIZED       FROM       FROM NET       FROM NET
                                      BEGINNING OF   INVESTMENT  GAIN/(LOSS) ON  INVESTMENT   INVESTMENT      REALIZED
                                         PERIOD     INCOME/(LOSS)  INVESTMENTS   OPERATIONS     INCOME      CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES FUND
Class R
Period ended 12/31/02                    $ 9.21       $(0.05)       $(1.48)       $(1.53)          --             --
Year ended 6/30/02                        12.74        (0.16)        (3.37)        (3.53)          --             --
Year ended 6/30/01                        21.73        (0.18)        (7.64)        (7.82)          --         $(1.17)
Year ended 6/30/00                        19.21        (0.24)         4.42          4.18           --          (1.66)
Year ended 6/30/99                        19.19        (0.12)         2.56          2.44       $(0.22)         (2.20)
Year ended 6/30/98++                      19.17         0.00@         3.87          3.87           --          (3.85)

GLOBAL FOCUS FUND (B)
Class R
Period ended 12/31/02++                    7.44        (0.07)        (1.20)        (1.27)          --             --
Year ended 6/30/02                        11.01        (0.11)        (3.46)        (3.57)          --             --
Year ended 6/30/01++                      22.83        (0.13)        (7.74)        (7.87)          --          (3.95)
Year ended 6/30/00++                      22.20        (0.43)         4.17          3.74           --          (3.11)
Year ended 6/30/99++                      20.98        (0.09)         2.70          2.61        (0.34)         (1.05)
Year ended 6/30/98++                      20.01         0.12          2.70          2.82           --          (1.85)

Class A
Period ended 12/31/02++                    7.21        (0.08)        (1.13)        (1.21)          --             --
Year ended 6/30/02 (G)                    10.68        (0.22)           --         (3.47)          --             --
Year ended 6/30/01++                      22.35        (1.46)        (6.26)        (7.72)          --          (3.95)
Year ended 6/30/00++                      21.83        (0.47)         4.10          3.63           --          (3.11)
Year ended 6/30/99++                      20.68        (0.14)         2.64          2.50        (0.30)         (1.05)
Year ended 6/30/98++                      19.98         0.09          2.46          2.55           --          (1.85)

Class B
Period ended 12/31/02++                    7.48           --         (1.26)        (1.26)          --             --
Year ended 6/30/02                         8.41           --         (0.93)        (0.93)          --             --

Class C
Period ended 12/31/02++                    7.48           --         (1.25)        (1.25)          --             --
Year ended 6/30/02                         8.41        (1.24)        (0.31)        (0.93)          --             --

GLOBAL LONG-SHORT FUND
Class R
Period ended 12/31/02 (H)                 10.90        (0.07)        (0.89)        (0.96)          --             --
Year ended 6/30/02                        13.16        (0.19)        (2.07)        (2.26)          --             --
Year ended 6/30/01+                       30.80        (0.16)        (8.36)        (8.52)          --          (9.12)
Year ended 6/30/00                        19.65        (0.60)        13.74         13.14           --          (1.99)
Year ended 6/30/99 (F)                    16.47        (0.06)         3.24          3.18           --             --
Year ended 3/31/99 (E)++                  12.70        (0.05)         4.92          4.87           --          (1.10)

Class A
Period ended 12/31/02                     10.89        (0.09)        (0.87)        (0.96)          --             --
Year ended 6/30/02                        11.14         6.65         (6.90)        (0.25)          --             --

Class B
Period ended 12/31/02                     10.90        (0.10)        (0.89)        (0.99)          --             --
Year ended 6/30/02                        11.14        (0.07)        (0.17)        (0.24)          --             --

Class C
Period ended 12/31/02                      9.05        (0.18)        (0.64)        (0.82)          --             --
Year ended 6/30/02                        10.02        (0.66)        (0.31)        (0.97)          --             --
Year ended 6/30/01++                      27.72        (0.15)        (8.43)        (8.58)          --          (9.12)
Year ended 6/30/00                        18.01        (0.71)        12.41         11.70           --          (1.99)
Year ended 6/30/99 (F)                    15.13        (0.13)         3.01          2.88           --             --
Year ended 3/31/99++                      11.83        (0.15)         4.55          4.40           --          (1.10)


The accompanying notes are an integral part of these financial statements.


                                                                                                      EXPENSE RATIO
                                              RATIO OF NET   NET INVESTMENT               EXPENSE       BEFORE
              NET ASSET                        INVESTMENT     INCOME/(LOSS)                RATIO    DEFERRAL OF FEES  EXPENSE RATIO
               VALUE --          NET ASSETS,  INCOME/(LOSS)      BEFORE       PORTFOLIO  INCLUDING     BY MANAGER,      EXCLUDING
    TOTAL      END OF   TOTAL   END OF PERIOD  TO AVERAGE   DEFERRAL OF FEES  TURNOVER    CERTAIN   INCLUDING CERTAIN    CERTAIN
DISTRIBUTIONS  PERIOD  RETURN*   (IN 000S)     NET ASSETS      BY MANAGER       RATE     EXPENSES**     EXPENSES**      EXPENSES**
-----------------------------------------------------------------------------------------------------------------------------------
   $  --       $ 7.68  (16.52)%   $ 14,984        (2.04)%+       $(0.10)          45%       1.90%+         3.98%+         1.90%+
      --         9.21  (27.79)      21,498        (0.87)          (0.09)         155        1.92           2.55           1.90
   (1.17)       12.74  (37.25)      50,001        (1.14)          (0.22)         186        2.00           2.26           1.90
   (1.66)       21.73   21.46       85,723        (1.20)          (0.26)         203        1.95           2.09           1.90
   (2.42)       19.21   15.68       57,146        (0.61)          (0.14)         172        2.01           2.40           1.90
   (3.85)       19.19   27.12       96,412        (0.02)             --          135        1.96           2.37           1.90
      --         6.17  (16.96)      19,253        (2.16)+         (0.11)          61        1.80+          4.32+          1.80+
      --         7.44  (32.55)      26,292        (0.95)          (0.19)         176        1.81           2.29           1.80
   (3.95)       11.01  (38.40)      53,354        (0.82)          (0.16)         199        1.82           2.00           1.80
   (3.11)       22.83   17.14      115,839        (1.87)          (0.44)         181        2.73           2.76           1.80
   (1.39)       22.20   13.89      136,792        (0.47)          (0.09)         115        1.76           1.76           1.73
   (1.85)       20.98   15.44      269,667         0.58            0.12          151        1.81           1.81           1.80
      --         6.00  (16.78)           4        (2.44)+         (0.13)          61        1.60+          5.08+          1.60+
      --         7.21  (32.49)           5        (0.94)          (0.30)         176        1.78           2.54           1.77
   (3.95)       10.68  (38.59)           9        (1.07)          (1.49)         199        2.07           2.25           2.05
   (3.11)       22.35   16.91           20        (1.99)          (0.66)         181        2.94           2.97           2.01
   (1.35)       21.83   13.46           55        (0.72)          (0.14)         115        2.01           2.01           1.98
   (1.85)       20.68   14.12           52        (0.34)           0.09          151        2.06           2.06           2.05
      --         6.22  (16.73)           0+        0.00++          0.00@          61        0.70+          0.70+          0.70+
      --         7.48  (11.06)           0+        0.00++         (0.11)         176        0.45           0.45           0.45
      --         6.23  (16.60)           0+        0.00++          0.00@          61        0.30+          0.30+          0.30+
      --         7.48  (11.06)           0+       (2.04)          (2.29)         176        2.09           3.23           2.09
      --         9.94   (8.72)      32,773        (2.34)+         (0.13)         132        2.35+          4.51+          2.34+
      --        10.90  (16.79)      39,822        (0.80)          (0.25)         425        2.44           2.97           2.35
   (9.12)       13.16  (34.33)      90,973        (0.68)          (0.16)         143        3.05           3.05           2.25
   (1.99)       30.80   67.54      368,301        (1.92)          (0.60)         204        3.91           3.91           2.06
      --        19.65   19.61      216,300        (2.30)+         (0.06)          43        4.18+          4.61+          2.35+.
   (1.10)       16.47   39.87       83,638        (0.35)          (0.09)         226        3.40           3.79           2.35
      --         9.93   (8.82)         292        (2.34)+         (0.13)         132        2.45+          4.94+          2.45+
      --        10.89   (2.24)         144       122.95            6.60          425        2.26           2.26           1.95
      --         9.91   (9.17)         107        (2.82)+         (0.15)         132        3.16+          5.20+          3.15+
      --        10.90   (2.15)         121        (1.45)          (0.03)         425        2.86           2.86           2.74
      --         8.23   (9.17)       1,394        (2.89)+         (0.23)         132        3.16+          5.16+          3.15+
      --         9.05  (17.65)       1,819        (5.41)          (0.70)         425        3.33           3.71           3.28
   (9.12)       10.02  (40.62)       3,102        (1.51)          (0.15)         143        3.82           3.82           3.04
   (1.99)       27.72   65.61        9,927        (2.65)          (0.71)         204        4.67           4.67           2.82
      --        18.01   19.37        7,209        (3.07)+         (0.15)          43        4.93+          5.36+          3.10+
   (1.10)       15.13   38.81        6,425        (1.10)          (0.26)         226        4.15           4.54           3.10



                   Please refer to page 66 for endnotes to Financial Highlights.

FINANCIAL HIGHLIGHTS
--------------------

SELECTED PER--SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                         NET REALIZED  NET INCREASE/
                                              NET ASSET                      AND         (DECREASE)   DIVIDENDS  DISTRIBUTIONS
                                              VALUE --        NET         UNREALIZED        FROM      FROM NET      FROM NET
                                            BEGINNING OF   INVESTMENT   GAIN/(LOSS) ON    INVESTMENT  INVESTMENT     REALIZED
                                               PERIOD     INCOME/(LOSS)   INVESTMENTS     OPERATIONS   INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECH, TELECOM AND MEDIA FUND (C)
Class R
Period ended 12/31/02                          $ 7 28       $(0.04)       $ (0.19)       $ (0.23)          --          --
Year ended 6/30/02                              12.04        (0.08)         (4.68)         (4.76)          --          --
Year ended 6/30/01                              34.17        (0.18)        (15.60)        (15.78)          --      $(6.35)
Year ended 6/30/00                              26.73        (0.35)         14.04          13.69           --       (6.25)
Year ended 6/30/99                              22.88         0.01           6.35           6.36           --       (2.51)
Year ended 6/30/98++                            19.61        (0.17)          7.19           7.02           --       (3.75)

EMERGING MARKETS FUND
Class R
Period ended 12/31/02++                          8.64        (0.03)         (0.73)         (0.76)          --          --
Year ended 6/30/02                               8.92         0.02          (0.30)         (0.28)          --          --
Year ended 6/30/01+                             12.04         0.01          (3.13)         (3.12)          --          --
Year ended 6/30/00++                            10.24        (0.12)          1.92           1.80           --          --
Year ended 6/30/99                               9.86         0.92          (0.54)          0.38           --          --
Year ended 6/30/98                              16.85         0.07          (6.58)         (6.51)      $(0.15)      (0.33)

Class A
Period ended 12/31/02++                          8.40        (0.03)         (0.71)         (0.74)          --          --
Year ended 6/30/02(i)                            8.71         0.02          (0.33)         (0.31)          --          --
Year ended 6/30/01++                            11.79        (0.19)         (2.89)         (3.08)          --          --
Year ended 6/30/00++                            10.05        (0.20)          1.94           1.74           --          --
Year ended 6/30/99                               9.74         0.00@          0.31           0.31           --          --
Year ended 6/30/98                              16.77         0.03          (6.61)         (6.58)       (0.12)      (0.33)

Class B
Period ended 12/31/02++                          8.70        12.20         (12.86)         (0.66)          --          --
Year ended 6/30/02                               7.22         0.11           1.37           1.48           --          --

Class C
Period ended 12/31/02++                          8.63        (0.14)         (0.66)         (0.80)          --          --
Year ended 6/30/02                               7.22        (0.01)          1.42           1.41           --          --

EMERGING MARKETS FOCUS FUND (D)
Class R
Period ended 12/31/02++                         14.41        (0.02)         (1.70)         (1.72)        0.00@         --
Year ended 6/30/02                              14.00         0.07           0.44           0.51        (0.10)         --
Year ended 6/30/01                              16.57         0.20          (2.73)         (2.53)       (0.04)         --
Year ended 6/30/00                              13.15         0.19           3.47           3.66        (0.16)      (0.08)
Period ended 6/30/99(f)                          9.63         0.04           3.48           3.52           --          --
Year ended 3/31/99++                            11.43         0.12          (1.76)         (1.64)       (0.16)         --

Class A
Period ended 12/31/02++                         14.50        (0.05)         (1.71)         (1.76)        0.00@         --
Year ended 6/30/02                              11.37         0.29           2.94           3.23        (0.10)         --

Class B
Period ended 12/31/02++                         14.52        (0.09)         (1.72)         (1.81)        0.00@         --
Year ended 6/30/02                              11.37         0.08           3.17           3.25        (0.10)         --

Class C
Period ended 12/31/02++                         14.48         0.04          (1.86)         (1.82)       0.00@          --
Year ended 6/30/02                              11.37         0.05           3.16           3.21        (0.10)         --


The accompanying notes are an integral part of these financial statements.


                                                                                                      EXPENSE RATIO
                                              RATIO OF NET   NET INVESTMENT               EXPENSE       BEFORE
              NET ASSET                        INVESTMENT     INCOME/(LOSS)                RATIO    DEFERRAL OF FEES  EXPENSE RATIO
               VALUE --          NET ASSETS,  INCOME/(LOSS)      BEFORE       PORTFOLIO  INCLUDING     BY MANAGER,      EXCLUDING
    TOTAL      END OF   TOTAL   END OF PERIOD  TO AVERAGE   DEFERRAL OF FEES  TURNOVER    CERTAIN   INCLUDING CERTAIN    CERTAIN
DISTRIBUTIONS  PERIOD  RETURN*   (IN 000S)     NET ASSETS      BY MANAGER       RATE     EXPENSES**     EXPENSES**      EXPENSES**
-----------------------------------------------------------------------------------------------------------------------------------
       --      $ 7.05   (3.16)%  $ 72,599        (1.74)%+      $(0.06)          63%        1.90%+        3.12%+         1.90%+
       --        7.28  (39.54)     82,514        (0.71)         (0.08)         137         1.90          1.94           1.90
   $(6.35)      12.04  (52.92)    173,624        (0.87)         (0.18)         143         1.69          1.69           1.69
    (6.25)      34.17   51.53     498,516        (1.01)         (0.35)         186         1.49          1.49           1.47
    (2.51)      26.73   31.66     354,730         0.02           0.01          146         1.69          1.69           1.68
    (3.75)      22.88   45.45     267,113        (0.85)         (0.17)          80         1.93          1.93           1.90
       --        7.88   (8.80)    108,827        (0.64)+        (0.05)          31         1.93+         3.07+          1.90+
       --        8.64   (3.14)    134,622         0.27          (0.05)          95         1.95          2.82           1.90
       --        8.92  (25.91)    166,948         0.12          (0.04)          97         1.98          2.46           1.90
       --       12.04   17.58     290,505        (1.03)         (0.13)         113         2.29          2.45           1.90
       --       10.24    3.85     344,907         0.01           0.96           86         2.05          2.15           1.90
    (0.48)       9.86  (39.20)    758,911         0.55           0.07           97         1.65          1.65           1.60
       --        7.66   (8.81)        333        (0.89)+        (0.06)          31         2.09+         3.41+          2.05+
       --        8.40   (3.56)        438         0.02          (0.07)          95         2.08          2.95           2.02
       --        8.71  (26.12)        235        (1.84)         (0.24)          97         2.23          2.71           2.15
       --       11.79   17.43       6,531        (1.72)         (0.21)         113         2.58          2.74           2.19
       --       10.05    3.08         520        (0.24)          0.01           86         2.30          2.40           2.15
    (0.45)       9.74  (39.75)        413         0.30           0.03           97         1.90          1.90           1.85
       --        8.04   (7.48)          0+        1.86+         12.20           31         0.70+         0.70+          0.70+
       --        8.70   20.50           0+        0.27          (0.11)          95         0.18          1.04           0.18
       --        7.83   (9.27)         13        (3.60)+        (0.17)          31         2.84+         4.36+          2.80+
       --        8.63   19.53          24        (0.23)         (0.06)          95         2.53          3.40           2.44
     0.00@      12.69  (11.98)     19,425        (0.31)+        (0.06)          95         1.64+         2.82+          1.60+
    (0.10)      14.41    3.80      22,974         0.60          (0.21)         206         1.59          4.66           1.47
    (0.04)      14.00  (15.26)     10,156         1.68          (0.15)         182         1.72          4.37           1.60
    (0.24)      16.57   27.91       4,725         0.66          (0.79)         264         1.62          6.15           1.60
       --       13.15   36.55       2,551         0.05+         (0.10)         200         1.73+         8.82+          1.73+
    (0.16)       9.63  (14.04)      1,655         1.24          (0.52)         437         2.10          8.68           2.10
     0.00@      12.74  (12.12)         20        (0.56)+        (0.09)          95         2.10+         2.86+          2.05+
    (0.10)      14.50   28.57          23         0.43           0.08          206         2.20          5.27           2.13
     0.00@      12.71  (12.45)         10        (1.30)+        (0.12)          95         2.84+         3.62+          2.80+
    (0.10)      14.52   28.65          11         0.10          (0.08)         206         2.31          5.38           2.21
     0.00@      12.66  (12.61)          0+        0.55+         (1.96)          95         2.92+         3.18+          2.80+
    (0.10)      14.48   28.39          13         0.10          (0.43)         206         3.44          6.51           3.31



                   Please refer to page 66 for endnotes to Financial Highlights.

FINANCIAL HIGHLIGHTS
--------------------

SELECTED PER--SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                   NET REALIZED  NET INCREASE/
                                         NET ASSET                      AND       (DECREASE)   DIVIDENDS    DISTRIBUTIONS
                                         VALUE --         NET       UNREALIZED       FROM      FROM NET        FROM NET
                                       BEGINNING OF   INVESTMENT  GAIN/(LOSS) ON  INVESTMENT  INVESTMENT       REALIZED
                                          PERIOD     INCOME/(LOSS)  INVESTMENTS   OPERATIONS    INCOME      CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
Class R
Period ended 12/31/02++                   $11.97       $ 0.27        $ 0.49        $ 0.76     $ (0.36)         $(0.03)
Year ended 6/30/02                         11.85         0.43          0.36          0.79       (0.45)          (0.22)
Year ended 6/30/01                         11.33         0.70          0.52          1.22       (0.70)             --
Year ended 6/30/00                         11.66         0.77         (0.20)         0.57       (0.75)          (0.15)
Year ended 6/30/99                         12.44         0.73         (0.35)         0.38       (0.74)          (0.42)
Year ended 6/30/98                         12.00         0.72          0.56          1.28       (0.72)          (0.12)

Class A
Period ended 12/31/02+                     12.17         0.24          0.52          0.76       (0.35)          (0.03)
Year ended 6/30/02                         12.45         0.32         (0.06)         0.26       (0.32)          (0.22)

Class B
Period ended 12/31/02++                    12.18         0.19          0.51          0.70       (0.29)          (0.03)
Year ended 6/30/02                         12.45         0.23         (0.05)         0.18       (0.23)          (0.22)

Class C
Period ended 12/31/02++                    12.12         0.19          0.51          0.70       (0.30)          (0.03)
Year ended 6/30/02                         12.45         0.25         (0.11)         0.14       (0.25)          (0.22)

Class I
Period ended 12/31/02++                    11.97         0.24          0.53          0.77       (0.37)          (0.03)
Year ended 6/30/02                         12.45         0.47         (0.25)         0.22       (0.48)          (0.22)

SHORT DURATION GOVERNMENT BOND FUND
Class R
Period ended 12/31/02++                    10.26         0.16          0.17          0.33       (0.28)           0.00@
Year ended 6/30/02                         10.20         0.46          0.22          0.68       (0.49)          (0.13)
Year ended 6/30/01++                        9.90         0.58          0.30          0.88       (0.58)             --
Year ended 6/30/00                         10.04         0.58         (0.14)         0.44       (0.58)             --
Year ended 6/30/99                         10.14         0.53         (0.05)         0.48       (0.53)          (0.05)
Year ended 6/30/98                          9.99         0.57          0.16          0.73       (0.56)          (0.02)

Class A
Period ended 12/31/02++                    10.24         0.15          0.18          0.33       (0.27)           0.00@
Year ended 6/30/02                         10.19         0.43          0.22          0.65       (0.47)          (0.13)
Year ended 6/30/01++                        9.88         0.55          0.31          0.86       (0.55)             --
Year ended 6/30/00                         10.03         0.56         (0.15)         0.41       (0.56)             --
Year ended 6/30/99                         10.15         0.41         (0.06)         0.35       (0.42)          (0.05)
Year ended 6/30/98                          9.99         0.61          0.12          0.73       (0.57)             --

Class B
Period ended 12/31/02++                    10.25         0.09          0.19          0.28       (0.22)           0.00@
Year ended 6/30/02                         10.22           --          0.03          0.03          --              --

Class C
Period ended 12/31/02++                    10.25         0.10          0.18          0.28       (0.21)           0.00@
Year ended 6/30/02                         10.22           --          0.03          0.03          --              --

GOVERNMENT MONEY MARKET FUND (J)
Class R
Period ended 12/31/02                       1.00        0.006         0.000@        0.006      (0.006)             --
Year ended 6/30/02                          1.00        0.021         0.000@        0.021      (0.021)             --
Year ended 6/30/01                          1.00        0.055         0.000@        0.055      (0.055)             --
Year ended 6/30/00                          1.00        0.054         0.000@        0.054      (0.054)             --
Year ended 6/30/99                          1.00        0.047         0.000@        0.047      (0.047)             --
Year ended 6/30/98                          1.00        0.052         0.000@        0.052      (0.052)             --


The accompanying notes are an integral part of these financial statements.

                                                                                                      EXPENSE RATIO
                                              RATIO OF NET   NET INVESTMENT               EXPENSE       BEFORE
              NET ASSET                        INVESTMENT     INCOME/(LOSS)                RATIO    DEFERRAL OF FEES  EXPENSE RATIO
               VALUE --          NET ASSETS,  INCOME/(LOSS)      BEFORE       PORTFOLIO  INCLUDING     BY MANAGER,      EXCLUDING
    TOTAL      END OF   TOTAL   END OF PERIOD  TO AVERAGE   DEFERRAL OF FEES  TURNOVER    CERTAIN   INCLUDING CERTAIN    CERTAIN
DISTRIBUTIONS  PERIOD  RETURN*   (IN 000S)     NET ASSETS      BY MANAGER       RATE     EXPENSES**     EXPENSES**      EXPENSES**
-----------------------------------------------------------------------------------------------------------------------------------
  $ (0.39)     $12.34    6.37%    $ 41,769        4.18%+         $ 0.25          308%        0.33%+        1.05%+         0.61%+
    (0.67)      11.97    8.81       38,841        5.38             0.40          193         0.71          1.42           0.70
    (0.70)      11.85   11.06       31,788        6.02             0.63          449         0.95          1.59           0.70
    (0.90)      11.33    4.96       28,112        6.78             0.75          176         0.80          1.13           0.70
    (1.16)      11.66    3.20       38,476        5.88             0.72          158         1.16          1.25           0.70
    (0.84)      12.44   10.92       77,694        5.81             0.71          390         1.29          1.34           0.70
    (0.38)      12.55    6.30          215        4.00+            0.20          308         0.60+         1.34+          0.78+
    (0.54)      12.17    2.21          117        5.78             0.16          193         0.96          1.95           0.89
    (0.32)      12.56    5.84          139        3.15+            0.17          308         1.26+         2.24+          1.51+
    (0.45)      12.18    1.52           87        4.93             0.22          193         0.83          1.94           0.78
    (0.33)      12.49    5.80           37        3.10+            0.17          308         1.27+         2.18+          1.51+
    (0.47)      12.12    1.12           27        5.14             0.24          193         0.95          1.93           0.89
    (0.40)      12.34    6.47       26,013        3.96+            0.21          308         0.26+         1.57+          0.42+
    (0.70)      11.97    1.90          202        5.99            (2.20)         193         0.47          1.71           0.42
    (0.28)      10.31    3.29      536,525        3.11+            0.15          147         0.79+         1.25+          0.53+
    (0.62)      10.26    6.80      449,648        4.38             0.39          400         0.87          1.53           0.60
    (0.58)      10.20    9.09      267,444        5.70             0.53          245         1.68          2.46           0.60
    (0.58)       9.90    4.55      171,879        5.84             0.56          188         1.11          1.61           0.63
    (0.58)      10.04    4.82      154,365        5.21             0.48          199         1.35          1.85           0.62
    (0.58)      10.14    7.56       66,357        5.83             0.51          502         1.15          1.73           0.28
    (0.27)      10.30    3.23       11,642        2.87+            0.14          147         0.83+         1.27+          0.57+
    (0.60)      10.24    6.45        6,034        4.16             0.36          400         1.12          1.78           0.85
    (0.55)      10.19    8.93        4,550        5.43             0.48          245         1.91          2.70           0.85
    (0.56)       9.88    4.18        4,087        5.60             0.54          188         1.36          1.86           0.88
    (0.47)      10.03    4.47        3,887        4.96             0.37          199         1.60          2.10           0.87
    (0.57)      10.15    7.34            3        5.58             0.55          502         1.40          1.98           0.53
    (0.22)      10.31    2.74          533        2.19+            0.09          147         1.81+         2.07+          1.61+
       --       10.25    0.29            0+       0.00++           0.00@         400         0.00++        0.45           0.00++
    (0.21)      10.32    2.77        1,680        1.98+            0.10          147         1.79+         2.20+          1.54+
       --       10.25    0.29            0+       0.00++           0.00@         400         0.00++        0.45           0.00++
   (0.006)       1.00    0.61      182,763        1.20+           0.006          N/A         0.60+         1.00+          0.60+
   (0.021)       1.00    2.16      239,690        2.31            0.021          N/A         0.49          0.53           0.49
   (0.055)       1.00    5.64      774,203        5.56            0.055          N/A         0.45          0.45           0.45
   (0.054)       1.00    5.49      794,632        5.41            0.054          N/A         0.46          0.46           0.46
   (0.047)       1.00    4.81      575,387        4.71            0.047          N/A         0.50          0.50           0.50
   (0.052)       1.00    5.27      724,619        5.15            0.052          N/A         0.53          0.48           0.53




                   Please refer to page 66 for endnotes to Financial Highlights.

ENDNOTES TO FINANCIAL HIGHLIGHTS
--------------------------------

(a) The Montgomery Mid Cap Fund was formerly named the Montgomery U.S. Emerging Growth Fund.
(b) The Montgomery Global Focus Fund was formerly named the Montgomery Global 20 Portfolio.
(c) The Montgomery Global Tech, Telecom and Media Fund was formerly named the Montgomery Global Communications Fund.
(d) The Montgomery Emerging Markets Focus Fund was formerly named the Montgomery Emerging Markets 20 Portfolio.
(e) The Montgomery Global Long-Short Fund's Class R shares were issued in exchange for Class A shares on January 29, 1999.
(f)  The Fund changed its year end from March 31 to June 30.
(g) The Montgomery Global Focus Fund's Class P shares were issued in exchange for Class A shares on October 31, 2001.
(h) The Montgomery Global Long-Short Fund's Class R shares were issued in exchange for Class ML shares on October 31, 2002.
(i) The Montgomery Emerging Markets Fund's Class P shares were issued in exchange for Class A shares on October 31, 2001.
(j) The Montgomery Government Money Market Fund's Class A, B and C shares were liquidated on December 30, 2002.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period because of the use of the undistributed income method did not accord with results of operations.
@    Amount represents less than $0.01 per share.
# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+    Amount represents less than $1,000.
++   Amount represents less than 0.01%.
** For purposes of the expense ratio calculation, certain expenses are: interest, taxes, brokerage commissions, short sale dividend expense, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.


The accompanying notes are an integral part of these financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 2002, the Trusts had 14 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds includes the following: Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Small Cap Fund; Montgomery International Growth Fund; Montgomery Global Opportunities Fund; Montgomery Global Focus Fund; Montgomery Global Tech, Telecom and Media Fund; Montgomery Emerging Markets Fund; Montgomery Total Return Bond Fund; Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund. The Montgomery Funds II includes the following: Montgomery Global Long-Short Fund, Montgomery Emerging Markets Focus Fund and Montgomery Institutional Series: Emerging Markets Portfolio.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

The Trusts offer up to six different classes of shares for certain Funds--Class R shares, Class P shares, Class A shares, Class B shares, Class C shares and Class I shares. The classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, and certain transfer agency and related expenses. All classes of shares have equal voting privileges, except that shareholders of a class have exclusive voting rights with respect to matters related solely to that class.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

A. PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed--income securities, the mean between the closing bid and ask prices. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on their respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

For the Montgomery Government Money Market Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their resale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. FOREIGN CURRENCY
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

C. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are reflected along with the net realized gain/(loss) and unrealized appreciation/ (depreciation) from investments and securities sold short.

D. REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's rate of return that is not subject to market fluctuations during the holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral debt obligations, including the risk of a possible decline in the value of the underlying debt obligations during the period the Fund seeks to assert its rights. The Funds' Manager, the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

E. DOLLAR ROLL TRANSACTIONS
The Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income in accordance with methods authorized by the received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

F. REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New dealers. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities

NOTES TO FINANCIAL STATEMENTS
-----------------------------

at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the Securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

G. FUTURES CONTRACTS
Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Montgomery Government Money Market Fund) may, however, enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as a realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

H. EQUITY SWAPS
The Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Small Cap Fund; Montgomery International Growth Fund; Montgomery Global Opportunities Fund; Montgomery Global Focus Fund; Montgomery Global Long-Short Fund; Montgomery Global Tech, Telecom and Media Fund and Montgomery Emerging Markets Fund may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as a realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

I. SHORT SALES/FORWARD COMMITMENTS
The Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at a later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.


A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position. Interest received on collateral is included in interest income in the Statement of Operations.

Forward commitments are obligations to buy or sell investments to settle on use of the proceeds of the agreement may be future dates. These commitments are reported at market values in the financial statements. Credit risk exists on these commitments to the extent of the obligation to repurchase the securities. Each unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Market risk exists to the extent as if the securities were owned on a settled basis, and gains/(losses) are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends. At December 31, 2002, there were no forward commitments outstanding.

J. OPTIONS
The Funds (except the Montgomery Government Money Market Fund) may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's option or investment in the purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices on that day are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a funds ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

K. SECURITIES LENDING
All Funds, except the Montgomery Global Long-Short Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund, may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in short-term investments by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

L. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Each of the multi-class Funds' investment income and realized and unrealized gains and losses are allocated daily among the Funds' classes based on the relative net assets of each class of shares.

M. FEDERAL INCOME TAXES
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax- exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been made. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

N. CASH
Cash, as used in the Statements of Cash Flows, is the amount reported in the Statements of Assets and Liabilities, including amounts held at brokers.
The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income and amortization of premiums recognized on investment securities.

O. EXPENSES
General expenses of the Trusts are allocated to the relevant Funds based on relative net assets or by another reasonable method. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets, or by another reasonable method, of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

A. Through the period ended December 31, 2002, Montgomery Asset Management, LLC, served as the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements and Administrative Services Agreements (collectively, the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements.

Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's or class's annual operating expenses, exclusive of interest, taxes, brokerage commissions, short sale dividend expenses, sales loads, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, at or below the percentages of each class's average net assets as listed in the following table.
Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The Operating Expense Agreements have a one-year term, extendable for an additional year at the end of each fiscal year.

As compensation, each Fund accrues a daily management and administration fee (paid weekly or monthly) based on its average daily net assets. Each Fund may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned below for the respective period. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. Any reimbursement will be based on the most recent fees waived or assumed by the Manager. During the period ended December 31, 2002, the Manager received $9,501,218 in reimbursement from the Funds comprised by the Trusts. At December 31, 2002, under the Expense Limitation Agreement, the amount recoverable from each Fund is as follows:






                            Contractual
                             Management      Administration                                            Total Eligible for
Fund                            Fee              Fee             2003          2004          2005         Reimbursement
----------------------------------------------------------------------------------------------------------------------------
Growth ..................       1.00            0.07         $  127,309    $  119,400    $  230,820        $  477,529
Mid Cap .................       1.40            0.07            908,500       452,131       407,542         1,768,173
Small Cap ...............       1.00            0.07                 --        39,287        90,149           129,436
International Growth.....       1.10            0.07            324,533       279,033       184,855           788,421
Global Opportunities.....       1.25            0.07                 --        89,969       103,294           193,263
Global Focus ............       1.25            0.07             67,105       156,854       189,145           413,104



                                   Contractual
                                    Management    Administration                                          Total Eligible for
Fund                                  Fee              Fee          2003           2004         2005         Reimbursement
------------------------------------------------------------------------------------------------------------------------------
Global Long-Short ................    1.50%            0.07%            --      $ 292,656     $ 236,107      $  528,763
Global Tech, Telecom and Media ...    1.25             0.07             --         52,205       229,406         281,611
Emerging Markets .................    1.25             0.07      $ 326,862        439,462       327,740       1,094,064
Emerging Markets Focus ...........    1.10             0.07         70,539         53,288       150,476         274,303
Total Return Bond ................    0.30             0.25         57,104         86,754       211,345         355,203
Short Duration Government Bond ...    0.50             0.05        439,208        652,283       927,124       2,018,615
Government Money Market ..........    0.40             0.05         31,799             --       416,051         447,850

On December 31, 2002, the expense limitation for each Fund by class is listed in the table below.

Fund                                 Class R     Class P     Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Growth ...........................    1.50%       1.75%         --          --          --
Mid Cap ..........................    1.50          --          --          --          --
Small Cap ........................    1.40        1.65          --          --          --
International Growth .............    1.65        1.90          --          --          --
Global Opportunities .............    1.90          --          --          --          --
Global Focus .....................    1.80          --        1.60%       2.35%       2.35%
Global Long-Short ................    2.35          --        2.60        3.35        3.35
Global Tech, Telecom and Media ...    1.90          --          --          --          --
Emerging Markets .................    1.90          --        2.05        2.80        2.80
Emerging Markets Focus ...........    1.60          --        2.05        2.80        2.80
Total Return Bond ................    0.70          --        0.90        1.65        1.65
Short Duration Government Bond ...    0.60          --        0.90        1.65        1.65
Government Money Market ..........    0.60          --          --          --          --

On December 31, 2002, the expense limitation for the Total Return Bond Fund - Class I was 0.42%. Expense limitations are exclusive of Rule 12b-1 fees but include shareholder servicing fees.


b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($36,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds II).

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were invested in certain Funds' shares, as defined under the Compensation Plan. The deferred Trustees' fees are adjusted for the market fluctuations of the elected Funds' shares. The deferred fees payable under the Compensation Plan at December 31, 2002, are included in Trustees' fees and expenses payable for the applicable Funds in the Statements of Assets and Liabilities.

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, market-place and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statements as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:
Class P, Class A, Class B and Class C shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the affected classes. Under the Plan each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% for Global Long-Short's Class R shares, up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P and Class A shares, and up to 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for distribution expenses of that Class, including, but not limited to: (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for: (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class A, Class B and Class C shares.

4. SECURITIES TRANSACTIONS:
a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 2002, were as follows:

Fund                           Purchases         Sales
-----------------------------------------------------------
Growth...................    $ 57,294,081      $ 70,829,867
Mid Cap..................      62,640,080        71,606,762
Small Cap................      30,491,780        34,300,570

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Fund                                      Purchases               Sales
--------------------------------------------------------------------------
International Growth ..............     $ 12,806,698          $ 18,022,838
Global Opportunities ..............        7,812,939            10,971,588
Global Focus ......................       13,000,136            15,098,443
Global Long-Short .................       41,930,712            51,545,025
Global Tech, Telecom and Media ....       43,712,129            45,026,139
Emerging Markets ..................       35,035,483            53,342,875
Emerging Markets Focus ............       19,117,989            18,075,350
Total Return Bond .................      144,139,542           111,683,074
Short Duration Government Bond ....      417,559,419           333,223,223

The aggregate amounts of purchases and sales of long-term U.S. government securities during the six months ended December 31, 2002, were as follows:

Fund                                      Purchases               Sales
-------------------------------------------------------------------------
Total Return Bond .................     $ 63,629,211          $ 59,060,537
Short Duration Government Bond ....      448,882,808           459,406,805

B. Information regarding dollar roll transactions was as follows:

                                                                                  Average
                           Maximum      Principal      Average       Average       Amount
                           Amount         Amount       Amount        Shares       per Share
                         Outstanding   Outstanding   Outstanding   Outstanding   Outstanding    Fee
                           During         as of         During        During       During      Income
Fund                     the Period     12/31/02     the Period     the Period    the Period   Earned
------------------------------------------------------------------------------------------------------
Total Return Bond ....   $13,020,697       --        $5,233,479     4,869,849      $1.07       $87,241

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2002.

C. Information regarding reverse repurchase agreements was as follows:

                                                                                    Average
                                         Maximum       Average       Average        Amount
                                          Amount       Amount        Shares        per Share
                                       Outstanding   Outstanding   Outstanding   Outstanding   Average
                                         During        During        During         During     Interest   Interest
Fund                                    the Period   the Period    the Period     the Period     Rate     Expense
------------------------------------------------------------------------------------------------------------------
Total Return Bond ................   $  8,944,158   $ 2,674,006    4,869,849       $ 0.55       1.10%    $ 13,713
Short Duration Government Bond ...    208,118,938    98,156,284   53,865,020         1.82       1.49      738,221

The average amount outstanding during the year was calculated by totaling amounts outstanding at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2002. There were no reverse repurchase agreements outstanding at December 31, 2002.

D. Under an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, each of the Funds of The Montgomery Funds and The Montgomery Funds II may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $60,000,000.

For the six months ended December 31, 2002, borrowings by the Funds under the agreement were as follows:

                               Amount Outstanding   Average Amount        Maximum          Average      Average   Average Debt
Fund                              at 12/31/02        Outstanding     Debt Outstanding   Interest Rate    Shares     per Share
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets .........             --             $150,000          $4,000,000          2.37%     14,520,749      $0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2002.

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

    NOTES TO FINANCIAL STATEMENTS
-------------------------------------

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Montgomery Government Money Market Fund is a money market fund, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Effective July 1, 2000, each Fund of The Montgomery Funds and The Montgomery Funds II (except Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund) deducts a redemption fee of 2% from the net proceeds of shares redeemed (or exchanged) within three months of purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital in the Statements of Assets and Liabilities. Class A shares are sold with a front-end sales charge of up to 5.75% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 5% to zero, depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase.

                                                      Shares                                 Dollars
                              ------------------------------------------------------ ----------------------------
                                            Issued as                                               Issued as
                                           Reinvestment                NET INCREASE/               Reinvestment
                                 Sold      of Dividends   Redeemed      (DECREASE)       Sold      of Dividends
                              ---------    ------------   --------     ------------- ------------  ------------
GROWTH FUND
R SHARES
Period ended 12/31/02           154,218            --    (1,654,300)    (1,500,082)  $  1,395,980            --
Year ended 6/30/02 ......     2,459,552     1,963,486    (5,994,670)    (1,571,632)    26,107,931  $ 23,679,636
P SHARES
Period ended 12/31/02               249            --        (4,861)        (4,612)         2,226            --
Year ended 6/30/02 ......           510           935            (1)         1,444          6,279        11,332

MID CAP FUND
R SHARES
Period ended 12/31/02            67,220            --      (908,697)      (841,477)       596,636            --
Year ended 6/30/02 ......       346,474     1,113,267    (2,544,709)    (1,084,968)     3,925,513    12,646,715

SMALL CAP FUND
R SHARES
Period ended 12/31/02            43,424            --      (420,899)      (377,475)       323,642            --
Year ended 6/30/02 ......       490,242        53,963    (1,390,446)      (846,241)     4,727,409       556,893
P SHARES
Period ended 12/31/02            24,586            --       (15,092)         9,494        175,459            --
Year ended 6/30/02 ......        71,057         1,701    (1,082,904)    (1,010,146)       671,387        17,075

INTERNATIONAL GROWTH FUND
R SHARES
Period ended 12/31/02           433,871            --      (875,701)      (441,830)     3,794,579            --
Year ended 6/30/02 ......     2,072,371            --    (3,374,095)    (1,301,724)    21,802,824            --
P SHARES
Period ended 12/31/02           121,372            --      (117,430)         3,942      1,064,256            --
Year ended 6/30/02 ......       158,143            --      (313,200)      (155,057)     1,675,582            --

GLOBAL OPPORTUNITIES FUND
R SHARES
Period ended 12/31/02            27,214            --      (410,405)      (383,191)       218,189            --
Year ended 6/30/02 ......       835,223            --    (2,425,103)    (1,589,880)     8,883,381            --

GLOBAL FOCUS FUND
R SHARES
Period ended 12/31/02           301,660            --      (717,904)      (416,244)     1,889,080            --
Year ended 6/30/02 ......     1,934,823            --    (3,245,795)    (1,310,972)    16,860,764            --
A SHARES
Period ended 12/31/02               199            --          (344)          (145)         1,244            --
Year ended 6/30/02 ......         1,130            --        (1,252)          (122)         9,263            --
B SHARES
Period ended 12/31/02                 4            --            --              4             25            --
Year ended 6/30/02 ......             1            --            --              1             10            --
C SHARES
Period ended 12/31/02                 4            --            --              4             25            --
Year ended 6/30/02 ......           560            --          (559)             1          5,005            --


                                          Dollars
                                 --------------------------
                                              NET INCREASE/
                                 Redeemed      (DECREASE)
                                 --------     -------------
GROWTH FUND
R SHARES
Period ended 12/31/02         $(14,814,696)  $(13,418,716)
Year ended 6/30/02 ......      (68,968,135)   (19,180,568)
P SHARES
Period ended 12/31/02              (44,873)       (42,647)
Year ended 6/30/02 ......              (10)        17,601

MID CAP FUND
R SHARES
Period ended 12/31/02           (7,605,054)    (7,008,418)
Year ended 6/30/02 ......      (28,951,803)   (12,379,575)

SMALL CAP FUND
R SHARES
Period ended 12/31/02           (3,111,426)    (2,787,784)
Year ended 6/30/02 ......      (13,634,087)    (8,349,785)
P SHARES
Period ended 12/31/02             (105,858)        69,601
Year ended 6/30/02 ......       (9,774,505)    (9,086,043)

INTERNATIONAL GROWTH FUND
R SHARES
Period ended 12/31/02           (7,592,866)    (3,798,287)
Year ended 6/30/02 ......      (35,752,262)   (13,949,438)
P SHARES
Period ended 12/31/02           (1,039,050)        25,206
Year ended 6/30/02 ......       (3,404,252)    (1,728,670)

GLOBAL OPPORTUNITIES FUND
R SHARES
Period ended 12/31/02           (3,264,295)    (3,046,106)
Year ended 6/30/02 ......      (25,442,172)   (16,558,791)

GLOBAL FOCUS FUND
R SHARES
Period ended 12/31/02           (4,565,524)    (2,676,444)
Year ended 6/30/02 ......      (28,468,424)   (11,607,660)
A SHARES
Period ended 12/31/02               (2,455)        (1,211)
Year ended 6/30/02 ......          (10,366)        (1,103)
B SHARES
Period ended 12/31/02                   --             25
Year ended 6/30/02 ......               --             10
C SHARES
Period ended 12/31/02                   --             25
Year ended 6/30/02 ......           (4,936)            69


                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                                                                  Shares
                                                           ----------------------------------------------------
                                                                       Issued as
                                                                      Reinvestment                NET INCREASE/
                                                              Sold    of Dividends   Redeemed      (DECREASE)
                                                           ---------  ------------  -----------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - CONTINUED
GLOBAL LONG-SHORT FUND
R SHARES
Period ended 12/31/02 ...........................            426,326        --        (783,823)     (357,497)
Year ended 6/30/02 ..............................            237,975        --      (3,495,312)   (3,257,337)
A SHARES
Period ended 12/31/02 ...........................             18,681        --          (2,530)       16,151
Year ended 6/30/02 ..............................             13,243        --              --        13,243
B SHARES
Period ended 12/31/02 ...........................                 --        --            (278)         (278)
Year ended 6/30/02 ..............................             12,504        --          (1,394)       11,110
C SHARES
Period ended 12/31/02 ...........................                393        --         (31,841)      (31,448)
Year ended 6/30/02 ..............................             14,770        --        (123,304)     (108,534)
ML SHARES
Period ended 12/31/02* ..........................                 --        --        (455,374)     (455,374)
Year ended 6/30/02 ..............................              2,836        --        (300,283)     (297,447)

GLOBAL TECH, TELECOM AND MEDIA FUND
R SHARES
Period ended 12/31/02 ...........................            415,609        --      (1,452,255)   (1,036,646)
Year ended 6/30/02 ..............................            512,392        --      (3,597,847)   (3,085,455)

EMERGING MARKETS FUND
R SHARES
Period ended 12/31/02 ...........................          1,268,812        --      (3,046,354)   (1,777,542)
Year ended 6/30/02 ..............................          3,292,561        --      (6,419,734)   (3,127,173)
A SHARES
Period ended 12/31/02 ...........................              5,308        --         (13,916)       (8,608)
Year ended 6/30/02 ..............................            434,734        --        (409,665)       25,069
B SHARES
Period ended 12/31/02 ...........................                 12        --              --            12
Year ended 6/30/02 ..............................                  1        --              --             1
C SHARES
Period ended 12/31/02 ...........................                 13        --          (1,091)       (1,078)
Year ended 6/30/02 ..............................              3,857        --          (1,130)        2,727

EMERGING MARKETS FOCUS FUND
R SHARES
Period ended 12/31/02 ...........................            223,334       332        (287,691)      (64,025)
Year ended 6/30/02** ............................          1,233,913     4,828        (370,281)      868,460
A SHARES
Period ended 12/31/02 ...........................               2047        --          (1,999)           48
Year ended 6/30/02 ..............................              1,560        --              --         1,560
B SHARES
Period ended 12/31/02 ...........................                  2        --              --             2
Year ended 6/30/02 ..............................                784        --              --           784
C SHARES
Period ended 12/31/02 ...........................                 --        --            (866)         (866)
Year ended 6/30/02 ..............................                872        --              --           872

TOTAL RETURN BOND FUND
R SHARES
Period ended 12/31/02 ...........................          1,189,547    89,121      (1,137,859)      140,809
Year ended 6/30/02 ..............................          2,447,851   188,986      (2,075,085)      561,752
A SHARES
Period ended 12/31/02 ...........................             64,741       241         (57,441)        7,541
Year ended 6/30/02 ..............................            125,830       131        (116,350)        9,611
B SHARES
Period ended 12/31/02 ...........................              3,877        47              --         3,924
Year ended 6/30/02 ..............................              7,089        20              --         7,109
C SHARES
Period ended 12/31/02 ...........................                682        52              (2)          732
Year ended 6/30/02 ..............................              2,603        19            (414)        2,208
                                                                                   Dollars
                                                         ---------------------------------------------------------
                                                                        Issued as
                                                                       Reinvestment                  NET INCREASE/
                                                            Sold       of Dividends      Redeemed      (DECREASE)
                                                         -----------   ------------   -------------  -------------
GLOBAL LONG-SHORT FUND
R SHARES
Period ended 12/31/02 ...........................        $ 4,273,342             --   $ (7,879,577)   $ (3,606,235)
Year ended 6/30/02 ..............................          2,784,346             --    (40,892,994)    (38,108,648)
A SHARES
Period ended 12/31/02 ...........................            187,200             --        (25,619)        161,581
Year ended 6/30/02 ..............................            151,867             --             --         151,867
B SHARES
Period ended 12/31/02 ...........................                  3             --         (2,768)         (2,765)
Year ended 6/30/02 ..............................            145,103             --        (15,754)        129,349
C SHARES
Period ended 12/31/02 ...........................              3,555             --       (272,276)       (268,721)
Year ended 6/30/02 ..............................            167,355             --     (1,198,577)     (1,031,222)
ML SHARES
Period ended 12/31/02* ..........................                 --             --     (4,360,749)     (4,360,749)
Year ended 6/30/02 ..............................             33,941             --     (3,295,160)     (3,261,219)

GLOBAL TECH, TELECOM AND MEDIA FUND
R SHARES
Period ended 12/31/02 ...........................          2,735,964             --     (9,763,011)     (7,027,047)
Year ended 6/30/02 ..............................          4,770,864             --    (34,409,943)    (29,639,079)

EMERGING MARKETS FUND
R SHARES
Period ended 12/31/02 ...........................          9,746,016             --    (24,197,063)    (14,451,047)
Year ended 6/30/02 ..............................         28,074,124             --    (55,069,070)    (26,994,946)
A SHARES
Period ended 12/31/02 ...........................             39,641             --       (103,314)        (63,673)
Year ended 6/30/02 ..............................          3,349,757             --     (3,184,690)        165,067
B SHARES
Period ended 12/31/02 ...........................                100             --             --             100
Year ended 6/30/02 ..............................                 10             --             --              10
C SHARES
Period ended 12/31/02 ...........................                100             --         (9,619)         (9,519)
Year ended 6/30/02 ..............................             33,900             --        (10,328)         23,572

EMERGING MARKETS FOCUS FUND
R SHARES
Period ended 12/31/02 ...........................          2,994,020     $    4,251     (3,745,273)       (747,002)
Year ended 6/30/02** ............................         17,181,947         64,551     (4,802,574)     12,443,924
A SHARES
Period ended 12/31/02 ...........................             28,200              3        (23,691)          4,512
Year ended 6/30/02 ..............................             23,965             --             --          23,965
B SHARES
Period ended 12/31/02 ...........................                 34              2             --              36
Year ended 6/30/02 ..............................             12,581             --             --          12,581
C SHARES
Period ended 12/31/02 ...........................                  5             --        (11,841)        (11,836)
Year ended 6/30/02 ..............................             12,864             --             --          12,864

TOTAL RETURN BOND FUND
R SHARES
Period ended 12/31/02 ...........................         14,512,213      1,086,671    (13,820,866)      1,778,018
Year ended 6/30/02 ..............................         29,529,622      2,269,084    (25,419,407)      6,379,299
A SHARES
Period ended 12/31/02 ...........................            806,273          3,842       (713,237)         96,878
Year ended 6/30/02 ..............................          1,534,184          1,603     (1,404,904)        130,883
B SHARES
Period ended 12/31/02 ...........................             48,483            707             --          49,190
Year ended 6/30/02 ..............................             85,441            238             --          85,679
C SHARES
Period ended 12/31/02 ...........................              8,457            751            (19)          9,189
Year ended 6/30/02 ..............................             31,379            235         (4,911)         26,703

NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                                Shares
                                       --------------------------------------------------------------------------
                                                              Issued as
                                                            Reinvestment                            NET INCREASE/
                                           Sold             of Dividends        Redeemed             (DECREASE)
                                       ------------         ------------        --------            -------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST -- CONTINUED
I Shares
Period ended 12/31/02 ........           2,096,910              40,868             (47,220)           2,090,558
Year ended 6/30/02 ...........           1,090,946              56,376          (1,130,467)              16,855

SHORT DURATION GOVERNMENT BOND FUND
R SHARES
Period ended 12/31/02 ........          26,040,408           1,202,914         (19,066,870)           8,176,452
Year ended 6/30/02 ...........          27,392,934           2,094,857         (11,861,023)          17,626,768
A SHARES
Period ended 12/31/02 ........             708,930               5,143            (172,960)             541,113
Year ended 6/30/02 ...........             240,296               3,271            (101,242)             142,325
B SHARES
Period ended 12/31/02 ........              51,465                 286                --                 51,751
Year ended 6/30/02 ...........                   1                --                  --                      1
C SHARES
Period ended 12/31/02 ........             165,875                 841              (3,842)             162,874
Year ended 6/30/02 ...........                   1                --                  --                      1

GOVERNMENT MONEY MARKET FUND
R SHARES
Period ended 12/31/02 ........          98,380,509           1,099,162        (156,406,893)         (56,927,222)
Year ended 6/30/02 ...........         587,402,804          13,838,145      (1,135,597,264)        (534,356,315)
A SHARES***
Period ended 12/31/02 ........                  --                  --                (585)                (585)
Year ended 6/30/02 ...........             100,073                  14            (100,000)                  87
B SHARES***
Period ended 12/31/02 ........                  --                  --                  (1)                  (1)
Year ended 6/30/02 ...........                   1                  --                  --                    1
C SHARES***
Period ended 12/31/02 ........                  --                  --                  (1)                  (1)
Year ended 6/30/02 ...........                   1                  --                  --                    1
                                                                        Dollars
                                    ----------------------------------------------------------------------------
                                                           Issued as
                                                          Reinvestment                            NET INCREASE/
                                          Sold            of Dividends           Redeemed           (DECREASE)
                                      ------------       --------------          --------         --------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST -- CONTINUED
I Shares
Period ended 12/31/02 ........      $    25,680,708     $       502,150     $      (578,114)     $    25,604,744
Year ended 6/30/02 ...........           13,569,961             671,047         (13,581,000)             660,008

SHORT DURATION GOVERNMENT BOND FUND
R SHARES
Period ended 12/31/02 ........          269,053,870          12,438,752        (197,391,499)          84,101,123
Year ended 6/30/02 ...........          281,284,271          21,475,519        (121,544,250)         181,215,540
A SHARES
Period ended 12/31/02 ........            7,328,820              55,666          (1,788,500)           5,595,986
Year ended 6/30/02 ...........            2,460,255              33,445          (1,034,433)           1,459,267
B SHARES
Period ended 12/31/02 ........              531,740               2,946                  --              534,686
Year ended 6/30/02 ...........                   10                  --                  --                   10
C SHARES
Period ended 12/31/02 ........            1,714,781               8,671             (39,835)           1,683,617
Year ended 6/30/02 ...........                   10                  --                  --                   10

GOVERNMENT MONEY MARKET FUND
R SHARES
Period ended 12/31/02 ........           98,380,288          1 ,099,309         (156,406,665)        (56,927,068)
Year ended 6/30/02 ...........          587,403,997          13,838,521        (534,358,720)      (1,135,601,238)
A SHARES***
Period ended 12/31/02 ........                   36                  --                (621)                (585)
Year ended 6/30/02 ...........              100,073                  14            (100,000)                  87
B SHARES***
Period ended 12/31/02 ........                  100                  --                (101)                  (1)
Year ended 6/30/02 ...........                    1                  --                  --                    1
C SHARES***
Period ended 12/31/02 ........                  100                  --                (101)                  (1)
Year ended 6/30/02 ...........                    1                  --                  --                    1

  * The Montgomery Global Long-Short Fund's Class R shares were issued in exchange for Class ML shares on October 31, 2002
 ** Amounts sold include 269,493 shares and $10,713,053 of net assets from the merger with the Montgomery Emerging Asia Fund.
*** Class A, B and C shares of the Montgomery Government Money Market Fund were liquidated on December 30, 2002.

7. TAX INFORMATION:

A. At December 31, 2002, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                     Tax Basis        Tax Basis                 Net Tax                      Cost for
                                    Unrealized       Unrealized             Basis Unrealized               Federal Tax
Fund                               Appreciation     Depreciation       Appreciation/(Depreciation)           Purposes
--------------------------------------------------------------------------------------------------------------------------
Growth .......................     $  7,391,929     $(13,859,053)            $ (6,467,124)               $ 136,013,539
Mid Cap ......................        5,460,426       (4,821,160)                 639,266                   75,241,329
Small Cap ....................        2,619,554       (1,851,192)                 768,362                   37,247,287
International Growth .........          559,858       (3,218,334)              (2,658,476)                  28,847,481
Global Opportunities .........          445,073       (1,718,889)              (1,273,816)                  16,365,251
Global Focus .................          657,382       (2,363,726)              (1,706,344)                  20,997,182
Global Long-Short ............          997,783       (2,977,567)              (1,979,784)                  34,050,056
Global Tech, Telecom and Media        4,793,473       (8,023,970)              (3,230,497)                  75,100,083
Emerging Markets .............       14,485,214      (14,465,662)                  19,552                  108,042,184
Emerging Markets Focus .......        2,097,492       (1,189,385)                 908,107                   18,520,500
Total Return Bond ............        1,710,020          (14,551)               1,695,469                   64,297,613
Short Duration Government Bond        6,782,050         (520,032)               6,262,018                  524,532,906

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

B. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund are declared daily and paid monthly. All other Funds declare and pay at least annually.

Distributions of net short-term gains and long-term capital gains ("capital gains") earned by the Funds are distributed at least annually. Additional distributions of net investment income and short-term gains (together considered "ordinary income") and capital gains for each Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Ordinary income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(distributions in excess of net investment income/accumulated net investment loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

C. CAPITAL LOSS CARRYFORWARDS
At June 30, 2002, the following Funds had available for federal income-tax purposes unused capital losses as follows:

Fund                               Expiring in 2006   Expiring in 2007   Expiring in 2008   Expiring in 2009   Expiring in 2010
-------------------------------------------------------------------------------------------------------------------------------
Growth ...........................             --                 --                 --                 --       $ 32,228,264
Small Cap ........................             --                 --                 --                 --         12,430,476
International Growth .............             --                 --                 --        $ 1,293,393         26,117,098
Global Opportunities .............             --                 --                 --          4,805,912         23,781,226
Global Focus .....................             --                 --                 --            805,392         36,625,527
Global Long-Short ................             --                 --                 --                 --          7,268,670
Global Tech, Telecom and Media ...             --                 --                 --         32,641,195        145,715,707
Emerging Markets .................   $ 69,583,381      $ 199,540,290       $ 22,330,736                 --         39,666,741
Emerging Markets Focus ...........      1,397,847            381,957            564,613          2,638,251          1,755,484
Government Money Market ..........             --                 --                 --                 --             11,325

8. SUBSEQUENT EVENTS:
The Board of Trustees of The Montgomery Funds and The Montgomery Funds II has appointed, effective as of January 20, 2003, Wells Capital Management Incorporated ("Wells Capital"), a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), as the interim investment adviser to the Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Small Cap Fund; Montgomery International Growth Fund; Montgomery Global Tech, Telecom and Media Fund; Montgomery Emerging Markets Fund; Montgomery Emerging Markets Focus Fund; Montgomery Total Return Bond Fund; Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund. Wells Capital is an experienced mutual fund investment manager and currently manages approximately $106 billion in assets. The portfolio management team has not changed, although the investment professionals have moved from Montgomery Asset Management, LLC ("MAM"), to Wells Capital.

The Board of Trustees of The Montgomery Funds and The Montgomery Funds II has appointed, effective as of January 20, 2003, Gartmore Global Asset Management Trust ("GGAMT"), a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, as the interim investment adviser to the Montgomery Global Opportunities Fund and the Montgomery Global Focus Fund (the "Funds"); and Gartmore Global Partners ("GGP"), another member of the Gartmore Group (GGP and GGAMT are collectively referred to herein as "Gartmore"), as the interim subadviser to the Funds. The Board of Trustees has also appointed Gartmore Mutual Fund Capital Trust ("GMFCT") as the interim investment adviser to the Montgomery Global Long-Short Fund and SSI Investment Management, Inc. ("SSI"), as the interim subadviser.

In the next few months, the shareholders of each affected Montgomery Fund will receive a proxy statement seeking shareholder approval of new investment advisory arrangements and the reorganization of the Montgomery Fund into either a corresponding Wells Fargo-managed fund or a corresponding Gartmore- managed fund, as appropriate. Wells Fargo and Gartmore are not affiliated with each other.

Please note that (a) the shareholder approval for each Wells Capital advisory agreement and each reorganization of a Montgomery Fund into a corresponding Wells Capital-managed fund and (b) the shareholder approval for each Gartmore advisory agreement and each reorginzation of a Montgomery Fund into a corresponding Gartmore-managed fund will be solicited pursuant to separate proxy statements. In other words, some Montgomery Fund shareholders will receive two different proxy statements and be asked to vote each proxy card received.

Should these Montgomery Fund reorganizations be approved by shareholders, it is expected that investment advisory and fund administration responsibilities for the Montgomery Funds now advised by Wells Capital will be transferred to Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo, and that sub-advisers for these Funds, including Wells Capital, will be responsible for day-to-day portfolio management. Those shareholder servicing and fund administration responsibilities for the Montgomery Funds now advised by Gartmore will be transferred to affiliates of Gartmore. The transfers of these responsibilities are expected to occur by the end of the second quarter of 2003.

The Board of Trustees and MAM are working with Wells Fargo and Gartmore and their respective afiliates to ensure continuity of fund administration and shareholder servicing throughout this transition period.

    INFORMATION ON TRUSTEES AND OFFICERS
---------------------------------------------
for the Montgomery Funds I and II (Unaudited)


TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number
                                                                                                  of
                                                                                              Portfolios
                                          Length of Time                                        in Fund
Name, Address and         Position Held    Served/Term          Principal Occupation            Complex     Other Directorships
Year Born                   with Fund       of Office           During Past 5 Years            Overseen       Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Andrew Cox                Disinterested   July 9, 1990,   Independent investment consultant.       16    The Montgomery Funds III;
101 California Street     Trustee         to present/     President, Denver International                Montgomery Partners
San Francisco, CA 94111                   Indefinite      School, from 1998 to 2000, and                 Absolute Return Fund, LLC;
Born 1944                                                 member of the Board from 1997 to               Janus  Capital Group, Inc.
                                                          2000.Adjunct professor,
                                                          University of Denver, Department
                                                          of Finance, from 1994 to 1998.

John A. Farnsworth        Disinterested   July 9, 1990,   Managing partner, Farnsworth             16    The Montgomery Funds III;
One Embarcadero,          Trustee         to present/     Search Group. Managing director                Montgomery Partners
Suite 2101                                Indefinite      of Korn/Ferry International from               Absolute Return Fund, LLC
San Francisco, CA 94111                                   1999 to 2002. Principal of Pearson,
Born 1941                                                 Caldwell & Farnsworth, Inc., an
                                                          executive search consulting
                                                          firm, from 1991 to 1999.

Cecilia H. Herbert        Disinterested   November        Chair of the Investment Committee        16    The Montgomery Funds III;
101 California Street     Trustee         12, 1992,       of the Archdiocese of San Francisco            Montgomery Partners
San Francisco, CA 94111                   to present/     Finance Council. Member of the Boards          Absolute Return Fund, LLC
Born 1949                                 Indefinite      of the Thacher School, Catholic
                                                          Charities Catholic Youth Organization
                                                          of San Francisco and the Women's Board
                                                          of California Pacific Medical Center.

R. Stephen Doyle          Trustee         July 9, 1990,   Chairman of the Board of Trustees of     16    The Montgomery Funds III;
101 California Street                     to present/     the Trusts since 1990. Chairman                Montgomery Partners
San Francisco, CA 94111                   Indefinite      emeritus of the Manager since 2001.            Absolute Return Fund, LLC;
Born 1939                                                 Chairman of the Manager from 1990 to           Main Management, LLC
                                                          2001. Chief executive officer of the
                                                          Manager from 1990 to 1999. Founder of
                                                          the Manager.

AFFILIATED OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

Elizabeth W. Lawrence     President and   August 21,      Senior vice president of BISYS Fund      16    None
60 State Street,          treasurer       2002            Services since 2001. Vice president
Suite 1300                                to present      and senior manager of PFPC, Inc.,
Boston, MA 02109                                          Client Services and Operations from
Born 1964                                                 from 1999 to 2001. Director of Client
                                                          Services of PFPC, Inc., from 1997
                                                          to 1999.

Scott M. Zoltowski        Vice president  September 27,   Senior Counsel of BISYS Fund Services    16    None
60 State Street,          and secretary   2002,           since 2001. Associate at Dechert
Suite 1300                                to present      (law firm) from 1999 to 2001.
Boston, MA 02109                                          Counsel of ALPS, Inc. (fund services),
Born 1969                                                 from 1998 to 1999. Attorney at Fidelity
                                                          Investments legal department from 1997
                                                          to 1998.

Mary A. Nelson            Vice president  September 10,   Senior vice president of Treasury        16    None
60 State Street,          and assistant   1997,           Services at BISYS Fund Services
Suite 1300                treasurer       to present      since 1995.
Boston, MA 02109
Born 1964


Stacey Bufton             Vice president  May 31,         Vice president of BISYS Fund Services    16     None
60 State Street,          and assistant   2002            since June 1999. Manager at First
Suite 1300                treasurer       to present      Data Investor Services Group from
Boston, MA 02109                                          1997 to 1999.
Born 1969


This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual funds shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at WWW.MONTGOMERYASSET.COM or call (800) 232-2197, ext. 6742.

Funds Distributor, Inc. 02/03

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